UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2014 SEMI-ANNUAL REPORT

JUNE 30, 2014

BRIDGEWAY LARGE CAP VALUE FUND

HOLLAND LARGE CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND
(Closed to New Investors)

STEPHENS MID-CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Bridgeway Large Cap Value Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Holland Large Cap Growth Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Because the Fund may invest in fewer companies than a more diversified portfolio, the fluctuating value of a single holding may have a greater impact on the value of the Fund. The Stephens Mid-Cap Growth and Stephens Small Cap Growth Funds may participate in a securities lending program and may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Please see the prospectus for a complete discussion of each Fund’s risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2014

Dear Shareholders,

After a spectacular 2013, in which the S&P 500 Index increased by more than 32%, many investors expected the markets to come back to earth in 2014. Perhaps, some felt, we were even due for a correction. Instead, most stocks have been solidly positive throughout the first half of 2014, as the broad-market S&P 500 Index has risen 7.1%.

This rally has been remarkably broad-based. Of the 10 industry sectors that the S&P is divided into, only one – Consumer Discretionary – lost ground during the first six months of the year, and that was by the smallest possible margin, at a negative 0.1%.

But at the same time, not all issues have been rising in unison. Correlations (or how stocks behave relative to one another) have been falling in 2014. In May, the average correlation of the 10 S&P 500 large-cap sectors to the Index itself was just 70.6%, the second-lowest level since October 2009. That’s down from 85% toward the beginning of the year and closer to 95% as recently as 2011.

This presents an environment in which many investors can do well in the stock market, but active management may help them thrive. When stocks are not rising in unison, it’s important to have an experienced stock-picker to help lead the way through what can be a challenging landscape. We at American Beacon are fortunate to have several asset managers who have shown that kind of acumen over the course of many years and through varied market conditions.

For the six months ended June 30, 2014:

•	The American Beacon Bridgeway Large Cap Value Fund (Investor Class) returned 8.46%.

•	The American Beacon Holland Large Cap Growth Fund (Investor Class) returned 3.94%.

•	The American Beacon Stephens Small Cap Growth Fund (Investor Class) returned -2.83%.

•	The American Beacon Stephens Mid-Cap Growth Fund (Investor Class) returned 2.27%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2014 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 8.46% for the six months ended June 30, 2014, compared to the Russell 1000® Value Index (the “Index”) return of 8.28% for the same period.

Total Returns for the Period ended 6/30/14

	6 Months*	1 Year	5 Years	10 Years
Institutional Class (1,7)	8.56%	27.45%	21.09%	9.65%
Y Class (1,2,7)	8.57%	27.38%	21.04%	9.63%
Investor Class(1,3,7)	8.46%	27.11%	20.90%	9.57%
A Class with sales charge (1,4,7)	2.13%	19.51%	19.38%	8.87%
A Class without sales charge (1,4,7)	8.34%	26.82%	20.80%	9.52%
C Class with sales charge (1,5,7)	6.95%	24.97%	20.42%	9.35%
C Class without sales charge (1,5,7)	7.95%	25.97%	20.42%	9.35%
Russell 1000 Value Index (6)	8.28%	23.81%	19.23%	8.03%

*	Not annualized.
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class was waived from 2008 through 2013 and partially recouped in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2008 through 2013.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/04 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04. A portion of the fees charged to the Y Class was waived in 2012 and partially recouped in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/04 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional
Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04. A portion of the fees charged to the Investor Class was waived in 2012 and partially recouped in 2013. Performance prior to waiving fees was lower than the actual returns shown in 2012.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/04 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. A portion of the fees charged to the A Class was waived in 2012 and 2013 and partially recouped in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/04 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. A portion of the fees charged to the C Class was waived in 2012 and 2013 and partially recouped in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.02%, 0.94%, 1.09% 1.35%, and 2.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index entirely due to stock selection as sector allocation detracted modest value relative to the Index.

Investments in the Industrials and Telecommunication Services sectors contributed more than 105 (1.05%) and 35 (0.35%) basis points, respectively, to performance. In the Industrials sector, Southwest Airlines (up 42.8%) and Delta Air

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2014 (Unaudited)

Lines (up 42.3%) were the largest contributors. Not owning General Electric, which was down 4.6% in the Index, also positively impacted the Fund’s returns. Companies in the Telecommunication Services sectors which added relative value included Level 3 Communications (up 31.0%) and CenturyLink (up 18.6%). The aforementioned good performance was somewhat offset by poor stock selection in the Financials sector. Loews (down 8.6%) and AFLAC (down 5.4%) were the largest detractors in the Financials sector. The Fund’s smaller position in Wells Fargo (up 17.5%) versus the Index, also detracted relative value.

An underweight position in Health Care, one of the better performing sectors in the Index, detracted from the Fund’s returns through sector allocation. This underperformance was mostly offset by an underweight in Consumer Staples which added relative value.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)

Skyworks Solutions Inc.	1.9
Southwest Airlines Co.	1.9
Level 3 Communications, Inc.	1.8
Pfizer, Inc.	1.8
Cardinal Health, Inc.	1.3
WellPoint, Inc.	1.3
Hess Corp.	1.1
L-3 Communications Holdings, Inc.	1.1
Delta Air Lines, Inc.	1.1
ConocoPhillips	1.1
Total Fund Holdings	117

Sector Allocation (% Equities)

Financials	27.0
Energy	14.8
Industrials	11.4
Information Technology	11.1
Health Care	9.6
Utilities	8.7
Consumer Discretionary	7.5
Telecommunication Services	5.1
Materials	4.1
Consumer Staples	0.7

American Beacon Holland Large Cap Growth FundSM

Performance Overview

June 30, 2014 (Unaudited)

The Investor Class of the American Beacon Holland Large Cap Growth Fund (the “Fund”) returned 3.94% for the six months ended June 30, 2014, compared to the Russell 1000® Growth Index (the “Index”) return of 6.31% for the same period.

Total Returns for the Period ended 6/30/14

	6 Months*	1 Year	5 Years	10 Years
Institutional Class (1,2,7)	4.06%	22.17%	17.90%	7.25%
Y Class (1,3,7)	4.03%	22.00%	17.83%	7.22%
Investor Class (1,7)	3.94%	21.75%	17.63%	7.13%
A Class with sales charge (1,4,7)	-2.12%	14.59%	16.16%	6.46%
A Class without sales charge (1,4,7)	3.85%	21.60%	17.54%	7.09%
C Class with sales charge (1,5,7)	2.45%	19.61%	17.13%	6.90%
C Class without sales charge (1,5,7)	3.45%	20.61%	17.13%	6.90%
Russell 1000 Growth Index (6)	6.31%	26.92%	19.24%	8.20%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from 2002 through 2012 and partially recouped in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown from 2002 through 2012.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/04 up to 3/1/10, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Institutional Class been in existence since 6/30/04. A portion of the fees charged to the Institutional Class was waived from 2010 through 2012 and partially recouped in 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/04 up to 3/1/10, the Institutional
Class from 3/1/10 to 3/23/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class and higher than those of the Institutional Class. As a result, total returns shown may be different than they would have been had the Y Class been in existence since 6/30/04. A portion of the fees charged to the Y Class was waived in 2012, partially recouped in 2013 and waived in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2014.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/04 through 2/1/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. A Class shares have a maximum sales charge of 5.75%. A portion of the fees charged to the A Class has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/04 to 2/1/10 and the returns of the A Class from 2/1/10 through 3/23/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor and A Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the C Class has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012.
6.	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000® Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.86%, 0.97%, 1.26%, 1.40%, and 2.15% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index entirely due to stock selection as sector allocation added value relative to the Index.

Investments in the Energy sector detracted more than 100 basis points (1.00%) from

American Beacon Holland Large Cap Growth FundSM

Performance Overview

June 30, 2014 (Unaudited)

performance. Not owning Schlumberger and EOG Resources, which were up 32.0% and 39.6%, respectively, in the Index, detracted from the Fund’s returns in the Energy sector. Holdings in the Health Care, Consumer Discretionary and Financials sectors also detracted relative value. In the Health Care sector, Biomarin Pharmaceutical (down 12.0%), Cerner (down 7.5%) and Bristol Myers Squibb (down 8.1%) were the largest detractors. Companies in the Consumer Discretionary sector which negatively impacted performance included GNC Holdings (down 41.7%) and Amazon.com (down 18.6%). Greenhill (down 13.7%) hurt performance in the Financials sector.

A significant overweight in Energy, the best performing sector in the Index, contributed approximately 95 basis points (0.95%) to performance through sector allocation.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Qualcomm, Inc.	4.6
Range Resources Corp.	4.0
Visa, Inc.	3.9
Google, Inc.	3.4
Priceline.com, Inc.	3.4
Adobe Systems, Inc.	3.4
Apple, Inc.	3.4
Citrix Systems, Inc.	3.3
Amazon.com, Inc.	3.3
Cisco Systems, Inc.	2.9
Total Fund Holdings	49

Sector Allocation (% Equities)

Information Technology	33.9
Consumer Discretionary	18.8
Health Care	13.7
Energy	10.5
Industrials	9.0
Consumer Staples	7.9
Financials	3.3
Materials	2.9

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2014 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned -2.83% for the six months ended June 30, 2014, underperforming the Russell 2000® Growth Index (the “Index”) return of 2.22% for the same period.

Total Returns for the Period ended 6/30/14

	6 Months*	1 Year	5 Years	Since Incep. 12/1/05
Institutional Class (1,2,7)	-2.75%	18.27%	19.97%	9.99%
Y Class (1,3,7)	-2.81%	18.14%	19.79%	8.61%
Investor Class (1,7)	-2.83%	18.00%	19.69%	8.55%
A Class with sales charge (1,4,7)	-8.58%	10.89%	18.15%	7.73%
A Class without sales charge (1,4,7)	-3.02%	17.62%	19.55%	8.48%
C Class with sales charge (1,5,7)	-4.30%	15.82%	19.15%	8.26%
C Class without sales charge (1,5,7)	-3.30%	16.82%	19.15%	8.26%
S&P 500 Index (6)	7.14%	24.61%	18.83%	7.65%
Russell 2000 Growth Index (6)	2.22%	24.73%	20.50%	9.07%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from 2005 through 2013 and partially recouped in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2005 through 2013.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06. A portion of the fees charged to the Institutional Class was waived from 2006 through 2013 and partially recouped in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2006 through 2013.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y
Class been in existence since 12/1/05. A portion of the fees charged to the Y Class was waived in 2012 and 2013 and partially recouped in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result total returns shown may be higher than they would have been had the A Class been in existence since 12/1/05. A portion of the fees charged to the A Class was waived in 2012 and partially recouped in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/1/05. A portion of the fees charged to the C Class was waived in 2012 and partially recouped in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.12%, 1.20%, 1.40%, 1.58%, and 2.34% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to stock selection as sector allocation detracted modest value relative to the Index.

Holdings in the Information Technology, Financials and Industrials sectors detracted the most value from the Fund’s returns. In the Information Technology sector, Pros Holdings (down

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2014 (Unaudited)

33.5%), Infoblox (down 60.9%) and HealthStream (down 26.9%) detracted the most relative value. Companies in the Financials sector which negatively impacted performance included Bancorp (down 39.3%), Cardtronics (down 21.8%) and eHealth (down 27.4%). In the Industrials sector, WageWorks (down 18.9%), Trex (down 27.3%) and CoStar (down 14.2%) hurt performance. The aforementioned poor performance was somewhat offset by good stock selection in the Energy sector which contributed to the Fund’s returns. Pioneer Energy Services (up 118.2%), Athlon Energy (up 59.4%) and Carrizo Oil & Gas (up 54.2%) contributed the most relative value to performance in the Energy sector.

An overweight position in the Financials sector detracted from the Fund’s returns through sector allocation. The aforementioned performance was mostly offset by an overweight in Energy, the second best performing sector in the Index, which added relative value.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Proto Labs, Inc.	1.8
Akorn, Inc.	1.7
Pacira Pharmaceuticals, Inc.	1.6
Cognex Corp.	1.6
National CineMedia, Inc.	1.6
Aspen Technology, Inc.	1.6
Encore Capital Group, Inc.	1.5
CoStar Group, Inc.	1.4
Portfolio Recovery Associates, Inc.	1.4
Neogen Corp.	1.4
Total Fund Holdings	119

Sector Allocation (% Equities)

Information Technology	24.2
Health Care	22.5
Consumer Discretionary	13.6
Industrials	13.1
Financials	11.0
Energy	9.7
Consumer Staples	4.0
Materials	1.4
Telecommunication Services	0.5

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2014 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 2.27% for the six months ended June 30, 2014. The Fund underperformed the Russell Midcap® Growth Index (the “Index”) return of 6.51% for the same period.

Total Returns for the Period ended 6/30/14

	6 Months*	1 Year	5 Years	Since Incep. 2/1/06
Institutional Class (1,2,7)	2.48%	20.73%	20.71%	10.00%
Y Class (1,3,7)	2.38%	20.60%	20.52%	7.94%
Investor Class (1,7)	2.27%	20.31%	20.34%	7.85%
A Class with sales charge (1,4,7)	-3.64%	13.18%	18.86%	7.06%
A Class without sales charge (1,4,7)	2.21%	20.11%	20.28%	7.82%
C Class with sales charge (1,5,7)	0.84%	18.29%	19.89%	7.61%
C Class without sales charge (1,5,7)	1.84%	19.29%	19.89%	7.61%
S&P 500 Index (6)	7.14%	24.61%	18.83%	7.47%
Russell Midcap Growth Index (6)	6.51%	26.04%	21.16%	8.41%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from 2006 through 2013 and partially recouped in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2006 through 2013.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06. A portion of the fees charged to the Institutional Class has been waived since 2006. Performance prior to waiving fees was lower than the actual returns shown since 2006.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 2/1/06. A portion of the fees charged to the Y Class has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 2/1/06. A portion of the fees charged to the A Class has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 2/1/06. A portion of the fees charged to the C Class has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell Midcap Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 are registered trademarks of Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.11%, 1.14%, 1.38%, 1.56%, and 2.28%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index entirely through stock selection as sector allocation added modest value relative to the Index.

Investments in the Consumer Discretionary sector detracted more than 115 basis points (1.15%) from performance. Lululemon Athletica (down 38.7%), LKQ (down 19.0%) and Tractor Supply (down 21.9%) were the largest detractors in the Consumer Discretionary sector. The Fund’s Industrials, Consumer Staples and Financials sectors

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2014 (Unaudited)

also negatively impacted performance. In the Industrials sector, companies detracting the most relative value included CoStar Group (down 14.1%), Verisk Analytics (down 8.7%) and HMS Holdings (down 10.8%). Whole Foods Market (down 33.2%) and United Natural Foods (down 13.0%) detracted from the Fund’s returns in the Consumer Staples sector. In the Financials sector, Towers Watson (down 18.9%), Intercontinental Exchange (down 15.6%) and Affiliated Managers Group (down 7.6%) hurt performance. Good stock selection in the Health Care sector contributed to the Fund’s returns. Illumina (up 62.7%), Shire (up 67.4%) and Salix Pharmaceuticals (up 36.6%) added relative value in the Health Care sector.

A significant overweight position in Energy, the second best performing sector in the Index, contributed to the Fund’s performance through sector allocation. Being underweight Materials and overweight the Information Technology sector detracted from the Fund’s returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Illumina, Inc.	2.1
Stericycle, Inc.	1.5
Cerner Corp.	1.5
Fortinet, Inc.	1.4
Brown-Forman Corp.	1.4
Airgas, Inc.	1.3
Portfolio Recovery Associates, Inc.	1.3
LKQ Corp.	1.3
Verisk Analytics, Inc.	1.3
Core Laboratories NV	1.3
Total Fund Holdings	107

Sector Allocation (% Equities)

Information Technology	26.0
Consumer Discretionary	20.4
Health Care	19.9
Industrials	11.4
Energy	9.9
Financials	6.3
Consumer Staples	4.7
Materials	1.4

American Beacon FundSM

Fund Expenses

June 30, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundSM

Fund Expenses

June 30, 2014 (Unaudited)

Bridgeway Large Cap Value Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14
Institutional Class
Actual	$1,000.00	$1,085.56	$4.34
Hypothetical **	$1,000.00	$1,020.63	$4.21
Y Class
Actual	$1,000.00	$1,085.70	$4.65
Hypothetical **	$1,000.00	$1,020.33	$4.51
Investor Class
Actual	$1,000.00	$1,084.58	$5.84
Hypothetical **	$1,000.00	$1,019.19	$5.66
A Class
Actual	$1,000.00	$1,083.40	$6.92
Hypothetical **	$1,000.00	$1,018.15	$6.71
C Class
Actual	$1,000.00	$1,079.52	$10.78
Hypothetical **	$1,000.00	$1,014.43	$10.44

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.90%, 1.13%, 1.34%, and 2.09% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Holland Large Cap Growth Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14
Institutional Class
Actual	$1,000.00	$1,040.64	$4.50
Hypothetical **	$1,000.00	$1,020.38	$4.46
Y Class
Actual	$1,000.00	$1,040.33	$5.01
Hypothetical **	$1,000.00	$1,019.89	$4.96
Investor Class
Actual	$1,000.00	$1,039.45	$6.37
Hypothetical **	$1,000.00	$1,018.55	$6.31
A Class
Actual	$1,000.00	$1,038.52	$7.03
Hypothetical **	$1,000.00	$1,017.90	$6.95
C Class
Actual	$1,000.00	$1,034.48	$10.80
Hypothetical **	$1,000.00	$1,014.18	$10.69

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, 1.26%, 1.39%, and 2.14% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Small Cap Growth Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14
Institutional Class
Actual	$1,000.00	$972.51	$5.33
Hypothetical **	$1,000.00	$1,019.39	$5.46
Y Class
Actual	$1,000.00	$971.92	$5.72
Hypothetical **	$1,000.00	$1,018.99	$5.86
Investor Class
Actual	$1,000.00	$971.73	$6.60
Hypothetical **	$1,000.00	$1,018.10	$6.76
A Class
Actual	$1,000.00	$969.85	$7.77
Hypothetical **	$1,000.00	$1,016.91	$7.95
C Class
Actual	$1,000.00	$966.99	$11.41
Hypothetical **	$1,000.00	$1,013.19	$11.68

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.17%, 1.35%, 1.59%, and 2.34% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Mid-Cap Growth Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14
Institutional Class
Actual	$1,000.00	$1,024.80	$4.97
Hypothetical **	$1,000.00	$1,019.89	$4.96
Y Class
Actual	$1,000.00	$1,023.78	$5.47
Hypothetical **	$1,000.00	$1,019.39	$5.46
Investor Class
Actual	$1,000.00	$1,022.67	$6.87
Hypothetical **	$1,000.00	$1,018.00	$6.85
A Class
Actual	$1,000.00	$1,022.15	$7.47
Hypothetical **	$1,000.00	$1,017.41	$7.45
C Class
Actual	$1,000.00	$1,018.40	$11.21
Hypothetical **	$1,000.00	$1,013.69	$11.18

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.37%, 1.49%, and 2.24% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK – 97.37%
CONSUMER DISCRETIONARY – 7.28%
Auto Components – 1.33%
Lear Corp.	53,000	$4,734
TRW Automotive Holdings Corp.A	56,000	5,013

		9,747

Automobiles – 1.47%
Ford Motor Co.	240,540	4,147
General Motors Co.	181,980	6,606

		10,753

Hotels, Restaurants & Leisure – 0.93%
MGM Resorts InternationalA	258,000	6,811

Household Durables – 1.55%
Garmin Ltd.	111,200	6,772
Snap-On, Inc.	39,500	4,682

		11,454

Media – 1.32%
Comcast Corp., Class A	84,000	4,509
Twenty-First Century Fox, Inc., Class A	147,280	5,177

		9,686

Multiline Retail – 0.68%
Macy’s, Inc.	85,400	4,955

Total Consumer Discretionary		53,406

CONSUMER STAPLES – 0.85%
Food Products – 0.85%
Tyson Foods, Inc., Class A	165,600	6,217

ENERGY – 14.39%
Energy Equipment & Services – 1.07%
Helmerich & Payne, Inc.	67,660	7,856

Oil & Gas – 13.32%
Chesapeake Energy Corp.	249,600	7,758
Chevron Corp.	25,024	3,267
Cimarex Energy Co.	53,500	7,675
ConocoPhillips	93,470	8,013
Devon Energy Corp.	86,000	6,828
Exxon Mobil Corp.	48,170	4,850
Hess Corp.	83,400	8,248
Holly Frontier Corp.	93,540	4,087
Kinder Morgan, Inc.	210,700	7,640
Marathon Petroleum Corp.	92,470	7,219
Murphy Oil Corp.	110,600	7,353
Noble Energy, Inc.	59,530	4,611
Phillips 66	70,900	5,702
Tesoro Corp.	47,050	2,760
Valero Energy Corp.	125,700	6,298
Whiting Petroleum Corp.A	68,250	5,477

		97,786

Total Energy		105,642

FINANCIALS – 26.33%
Banks – 5.32%
Fifth Third Bancorp	295,000	6,298
Huntington Bancshares, Inc.	406,300	3,876
KeyCorp	237,300	3,401
M&T Bank Corp.	56,320	6,986
PNC Financial Services Group, Inc.	76,000	6,768

	Shares	Fair Value
		(000’s)
Regions Financial Corp.	443,000	$4,705
U.S. Bancorp	162,400	7,035

		39,069

Diversified Financials – 8.12%
Ameriprise Financial, Inc.	57,900	6,948
Bank of America Corp.	252,400	3,879
Capital One Financial Corp.	82,900	6,848
Citigroup, Inc.	143,900	6,778
Discover Financial Services	108,800	6,743
Goldman Sachs Group, Inc.	35,600	5,961
JPMorgan Chase & Co.	83,200	4,794
Morgan Stanley	127,500	4,122
TD Ameritrade Holding Corp.	194,300	6,091
Wells Fargo & Co.	141,300	7,427

		59,591

Insurance – 11.94%
ACE Ltd.	63,700	6,606
Aflac, Inc.	117,700	7,327
Allstate Corp.	59,000	3,464
American International Group, Inc.	119,800	6,539
Chubb Corp.	60,900	5,613
Everest Re Group Ltd.	45,900	7,367
Fidelity National Financial, Inc., Class A	105,600	3,459
Genworth Financial, Inc., Class AA	258,470	4,497
Lincoln National Corp.	145,800	7,501
Loews Corp.	134,400	5,915
Marsh & McLennan Cos., Inc.	91,400	4,736
Principal Financial Group, Inc.	66,900	3,377
Prudential Financial, Inc.	45,200	4,012
Torchmark Corp.	41,600	3,408
Travelers Cos., Inc.	69,600	6,547
Unum Group	100,900	3,507
WR Berkley Corp.	80,300	3,719

		87,594

Real Estate – 0.95%
Vornado Realty TrustB	65,280	6,967

Total Financials		193,221

HEALTH CARE – 9.32%
Health Care Equipment & Supplies – 1.20%
Boston Scientific Corp.A	259,200	3,310
The Cooper Companies, Inc.	40,500	5,489

		8,799

Health Care Providers & Services – 4.85%
Cardinal Health, Inc.	143,150	9,814
Cigna Corp.	44,500	4,093
HCA Holdings, Inc.A	89,500	5,046
Quest Diagnostics, Inc.	122,100	7,166
WellPoint, Inc.	87,910	9,460

		35,579

Pharmaceuticals – 3.27%
Eli Lilly & Co.	84,830	5,274
Merck & Co., Inc.	102,000	5,901
Pfizer, Inc.	433,020	12,852

		24,027

Total Health Care		68,405

INDUSTRIALS – 11.08%
Aerospace & Defense – 3.07%
L-3 Communications Holdings, Inc.	68,300	8,247

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
		(000’s)
Northrop Grumman Corp.	64,500	$7,716
Raytheon Co.	70,860	6,537

		22,500

Air Freight & Couriers – 0.92%
FedEx Corp.	44,700	6,767

Airlines – 3.98%
Alaska Air Group, Inc.	77,000	7,319
Delta Air Lines, Inc.	208,000	8,054
Southwest Airlines Co.	514,800	13,827

		29,200

Commercial Services & Supplies – 0.66%
Cintas Corp.	76,200	4,842

Electrical Equipment – 0.67%
First Solar, Inc.A	69,700	4,953

Machinery – 0.98%
Danaher Corp.	91,200	7,180

Road & Rail – 0.80%
Norfolk Southern Corp.	56,900	5,862

Total Industrials		81,304

INFORMATION TECHNOLOGY – 10.77%
Computers & Peripherals – 2.40%
Hewlett-Packard Co.	220,940	7,441
NVIDIA Corp.	265,000	4,913
Western Digital Corp.	57,000	5,261

		17,615

IT Consulting & Services – 0.47%
Computer Sciences Corp.	55,100	3,482

Office Electronics – 0.64%
Xerox Corp.	378,700	4,711

Semiconductor Equipment & Products – 3.45%
Marvell Technology Group Ltd.	268,100	3,842
Micron Technology, Inc.A	235,400	7,756
Skyworks Solutions, Inc.	292,900	13,755

		25,353

Software – 3.81%
Activision Blizzard, Inc.	312,400	6,967
Amdocs Ltd.	154,000	7,134
Electronic Arts, Inc.A	185,700	6,661
Navient Corp.	240,800	4,265
Synopsys, Inc.A	74,000	2,873

		27,900

Total Information Technology		79,061

MATERIALS – 3.95%
Chemicals – 2.29%
CF Industries Holdings, Inc.	28,500	6,855
Dow Chemical Co.	110,900	5,707
Sigma-Aldrich Corp.	42,100	4,272

		16,834

Metals & Mining – 1.66%
Alcoa, Inc.	524,400	7,809
Freeport-McMoRan Copper & Gold, Inc.	119,900	4,376

		12,185

Total Materials		29,019

	Shares	Fair Value
		(000’s)
TELECOMMUNICATION SERVICES – 4.92%
Diversified Telecommunication Services – 3.93%
AT&T, Inc.	225,749	$7,983
CenturyLink, Inc.	206,000	7,457
Level 3 Communications, Inc.A	306,000	13,437

		28,877

Wireless Telecommunication Services – 0.99%
T-Mobile US, Inc.	215,300	7,238

Total Telecommunication Services		36,115

UTILITIES – 8.48%
Electric – 8.48%
AES Corp.	311,200	4,839
Ameren Corp.	138,900	5,678
American Electric Power Co., Inc.	134,100	7,480
Duke Energy Corp.	74,200	5,505
Edison International	90,800	5,276
Entergy Corp.	48,700	3,998
Exelon Corp.	168,500	6,147
Pinnacle West Capital Corp.	79,900	4,621
PPL Corp.	119,400	4,242
Public Service Enterprise Group, Inc.	174,900	7,134
Southern Co.	161,400	7,324

Total Utilities		62,244

Total Common Stock (Cost $626,480)		714,634

SHORT-TERM INVESTMENTS – 1.65% (Cost $12,108)
JPMorgan U.S. Government Money Market Fund, Capital Class	12,108,276	12,108

TOTAL INVESTMENTS – 99.02% (Cost $638,588)		726,742
OTHER ASSETS, NET OF LIABILITIES – 0.98%		7,202

TOTAL NET ASSETS – 100.00%		$733,944

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

Futures Contracts Open on June 30, 2014 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index September Futures	Long	117	September, 2014	$11,422	$9

				$11,422	$9

See accompanying notes

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK – 97.40%
CONSUMER DISCRETIONARY – 18.29%
Hotels, Restaurants & Leisure – 2.54%
Yum! Brands, Inc.	29,900	$2,428

Internet & Catalog Retail – 6.70%
Amazon.com, Inc.A	9,625	3,126
priceline.com, Inc.A	2,740	3,296

		6,422

Media – 1.97%
Twenty-First Century Fox, Inc., Class A	53,600	1,884

Specialty Retail – 3.57%
Advance Auto Parts, Inc.	16,050	2,165
GNC Holdings, Inc., Class A	36,950	1,260

		3,425

Textiles & Apparel – 3.51%
NIKE, Inc., Class B	19,350	1,501
Under Armour, Inc., Class AA	31,250	1,859

		3,360

Total Consumer Discretionary		17,519

CONSUMER STAPLES – 7.66%
Beverages – 2.61%
Monster Beverage Corp.A	20,250	1,438
PepsiCo, Inc.	11,850	1,059

		2,497

Food & Drug Retailing – 3.92%
Costco Wholesale Corp.	15,530	1,788
Mead Johnson Nutrition Co., Class A	21,050	1,961

		3,749

Household Products – 1.13%
Procter & Gamble Co.	13,800	1,085

Total Consumer Staples		7,331

ENERGY – 10.26%
Energy Equipment & Services – 4.62%
Cameron International Corp.A	26,700	1,808
Halliburton Co.	36,850	2,617

		4,425

Oil & Gas – 5.64%
Occidental Petroleum Corp.	15,600	1,601
Range Resources Corp.	43,675	3,797

		5,398

Total Energy		9,823

FINANCIALS – 3.26%
Diversified Financials – 3.26%
BlackRock, Inc., Class A	4,245	1,357
Greenhill & Co., Inc.	17,400	857
TD Ameritrade Holding Corp.	29,000	909

Total Financials		3,123

HEALTH CARE – 13.30%
Biotechnology – 5.18%
BioMarin Pharmaceutical, Inc.A	13,795	858
Gilead Sciences, Inc.A	33,050	2,741
Vertex Pharmaceuticals, Inc.A	14,400	1,363

		4,962

	Shares	Fair Value
		(000’s)
Health Care Equipment & Supplies – 2.54%
Covidien PLCB	26,980	$2,433

Health Care Providers & Services – 3.86%
Cerner Corp.A	26,950	1,390
DaVita HealthCare Partners, Inc.A	31,840	2,303

		3,693

Pharmaceuticals – 1.72%
Bristol-Myers Squibb Co.	33,900	1,644

Total Health Care		12,732

INDUSTRIALS – 8.75%
Aerospace & Defense – 2.16%
Boeing Co.	6,800	865
United Technologies Corp.	10,450	1,207

		2,072

Airlines – 1.08%
Copa Holdings S.A., Class A	7,250	1,034

Electrical Equipment – 1.71%
Roper Industries, Inc.	11,240	1,641

Industrial Conglomerates – 2.29%
Honeywell International, Inc.	23,550	2,188

Machinery – 1.51%
WABCO Holdings, Inc.A	13,500	1,442

Total Industrials		8,377

INFORMATION TECHNOLOGY – 33.01%
Communications Equipment – 2.87%
Cisco Systems, Inc.	110,600	2,748

Computers & Peripherals – 5.28%
Apple, Inc.	34,755	3,229
International Business Machines Corp.	10,060	1,824

		5,053

Internet Software & Services – 3.45%
Google, Inc., Class AA	2,850	1,666
Google, Inc., Class CA	2,850	1,640

		3,306

IT Consulting & Services – 6.89%
Automatic Data Processing, Inc.	10,200	809
IHS, Inc., Class AA	14,990	2,034
Visa, Inc., Class A	17,835	3,758

		6,601

Semiconductor Equipment & Products – 4.57%
Qualcomm, Inc.	55,200	4,372

Software – 9.95%
Adobe Systems, Inc.A	45,350	3,282
Citrix Systems, Inc.A	50,700	3,171
Intuit, Inc.	14,850	1,196
MICROS Systems, Inc.A	14,150	961
Microsoft Corp.	22,150	924

		9,534

Total Information Technology		31,614

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
		(000’s)
MATERIALS – 2.87%
Chemicals – 2.87%
Ecolab, Inc.	9,050	$1,008
Praxair, Inc.	13,095	1,739

Total Materials		2,747

Total Common Stock (Cost $59,484)		93,266

SHORT-TERM INVESTMENTS – 2.61% (Cost $2,501)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,500,991	2,501

TOTAL INVESTMENTS – 100.01% (Cost $61,985)		95,767
LIABILITIES, NET OF OTHER ASSETS – (0.01%)		(14)

TOTAL NET ASSETS – 100.00%		$95,753

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	PLC – Public Limited Company.

Futures Contracts Open on June 30, 2014 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index September Futures	Long	24	September, 2014	$2,343	$30

				$2,343	$30

See accompanying notes

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK – 98.05%
CONSUMER DISCRETIONARY – 13.32%
Auto Components – 0.63%
Motorcar Parts of America, Inc.A	183,800	$4,476

Distributors – 1.09%
Beacon Roofing Supply, Inc.A	113,000	3,743
DXP Enterprises, Inc.A	52,800	3,988

		7,731

Hotels, Restaurants & Leisure – 6.44%
Buffalo Wild Wings, Inc.A	33,800	5,601
Chuy’s Holdings, Inc.A	224,800	8,160
Del Frisco’s Restaurant Group, Inc.A	286,000	7,882
Krispy Kreme Doughnuts, Inc.A	495,266	7,914
National CineMedia, Inc.	645,600	11,304
Potbelly Corp.A	230,000	3,671
Zoe’s Kitchen, Inc.A B	39,000	1,341

		45,873

Media – 2.56%
IMAX Corp.A	332,578	9,473
Lions Gate Entertainment Corp.	71,112	2,032
Pandora Media, Inc.A	79,300	2,339
Shutterstock, Inc.A	53,243	4,418

		18,262

Movies & Entertainment – 0.42%
SFX Entertainment, Inc.A	366,800	2,971

Specialty Retail – 1.49%
Cabela’s, Inc.A	59,500	3,713
Monro Muffler Brake, Inc.	128,999	6,861

		10,574

Textiles & Apparel – 0.69%
Vince Holding Corp.A	135,009	4,944

Total Consumer Discretionary		94,831

CONSUMER STAPLES – 3.90%
Food & Drug Retailing – 2.17%
Annie’s, Inc.A B	176,862	5,981
United Natural Foods, Inc.A	145,640	9,482

		15,463

Food Products – 1.73%
Boulder Brands, Inc.A	272,559	3,865
TreeHouse Foods, Inc.A	105,400	8,439

		12,304

Total Consumer Staples		27,767

ENERGY – 9.50%
Energy Equipment & Services – 4.69%
C&J Energy Services, Inc.A	176,000	5,945
Dril-Quip, Inc.A	62,100	6,784
Flotek Industries, Inc.A	79,100	2,544
Forum Energy Technologies, Inc.A	198,600	7,235
Oil States International, Inc.A	53,100	3,403
RigNet, Inc.A	69,800	3,757
Tetra Technologies, Inc.A	316,500	3,728

		33,396

Oil & Gas – 4.81%
Athlon Energy, Inc.A	170,800	8,147
Carrizo Oil & Gas, Inc.A	120,600	8,353
Kodiak Oil & Gas Corp.A	411,800	5,992

	Shares	Fair Value
		(000’s)
Pioneer Energy Services Corp.A	452,000	$7,928
Rosetta Resources, Inc.A	69,700	3,823

		34,243

Total Energy		67,639

FINANCIALS – 10.75%
Banks – 2.07%
East West Bancorp, Inc.	107,200	3,751
SVB Financial GroupA	37,400	4,362
ViewPoint Financial Group, Inc.	246,200	6,625

		14,738

Diversified Financials – 6.86%
Cardtronics, Inc.A	202,600	6,905
Demandware, Inc.A B	113,300	7,860
Encore Capital Group, Inc.A	229,932	10,443
Euronet Worldwide, Inc.A	195,800	9,445
Portfolio Recovery Associates, Inc.	162,700	9,685
Tristate Capital Holdings, Inc.A	313,800	4,434

		48,772

Insurance – 1.14%
Hilltop Holdings, Inc.A	382,300	8,128

Real Estate – 0.68%
Move, Inc.A	329,600	4,875

Total Financials		76,513

HEALTH CARE – 22.03%
Biotechnology – 4.97%
Cepheid, Inc.A B	185,600	8,898
Cubist Pharmaceuticals, Inc.A	71,400	4,985
MiMedx Group, Inc.A	391,351	2,775
Myriad Genetics, Inc.A B	123,029	4,788
Neogen Corp.A	239,050	9,674
Techne Corp.	45,800	4,240

		35,360

Health Care Equipment & Supplies – 3.04%
Anika Therapeutics, Inc.A	43,700	2,025
Medidata Solutions, Inc.A	195,942	8,388
NuVasive, Inc.A	180,080	6,405
Thoratec Corp.A	137,600	4,797

		21,615

Health Care Providers & Services – 5.97%
Acadia Healthcare Co., Inc.A	182,400	8,299
Advisory Board Co.A	156,125	8,087
IPC The Hospitalist Co., Inc.A	148,860	6,583
MAXIMUS, Inc.	108,500	4,668
PAREXEL International Corp.A	170,800	9,025
VCA Antech, Inc.A	166,755	5,851

		42,513

Pharmaceuticals – 8.05%
Akorn, Inc.A	355,600	11,824
ICON PLCA C	193,100	9,097
Ligand Pharmaceuticals, Inc.B	75,835	4,724
Pacira Pharmaceuticals, Inc.A	124,200	11,409
Proto Labs, Inc.A	153,840	12,603
Salix Pharmaceuticals Ltd.A	61,600	7,598

		57,255

Total Health Care		156,743

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
		(000’s)
INDUSTRIALS – 12.88%
Aerospace & Defense – 1.02%
Astronics Corp.	128,113	$7,232

Air Freight & Couriers – 0.58%
Echo Global Logistics, Inc.A	214,400	4,110

Building Products – 0.60%
Trex Co., Inc.A	148,000	4,265

Commercial Services & Supplies – 5.65%
Corporate Executive Board Co.	100,600	6,863
CoStar Group, Inc.A	64,601	10,217
HMS Holdings Corp.A	340,169	6,943
Marlin Business Services Corp.	145,179	2,641
Tetra Tech, Inc.	148,200	4,076
WageWorks, Inc.A	197,358	9,515

		40,255

Diversified Manufacturing – 0.51%
Acuity Brands, Inc.	26,300	3,636

Electrical Equipment – 0.64%
Power Solutions International, Inc.A	62,920	4,528

Industrial Conglomerates – 0.50%
RPX Corp.A	201,300	3,573

Machinery – 2.74%
Chart Industries, Inc.A	45,346	3,752
ExOne Co.A	105,100	4,164
iRobot Corp.A	118,500	4,853
RBC Bearings, Inc.	105,600	6,763

		19,532

Trading Companies & Distributors – 0.64%
MSC Industrial Direct Co., Inc., Class A	47,645	4,557

Total Industrials		91,688

INFORMATION TECHNOLOGY – 23.76%
Banks – 0.33%
Materialise N.V., ADRA D	201,400	2,316

Communications Equipment – 1.08%
Aruba Networks, Inc.A	226,400	3,966
CalAmp Corp.A	171,600	3,717
Procera Networks, Inc.A B F	—	—

		7,683

Computers & Peripherals – 1.65%
Stratasys Ltd.A B	71,400	8,113
The KEYW Holding Corp.A	290,000	3,645

		11,758

Internet Software & Services – 5.34%
Athenahealth, Inc.A B	61,002	7,632
Cornerstone OnDemand, Inc.A	95,600	4,400
Fortinet, Inc.A	254,200	6,388
Global Eagle Entertainment, Inc.A B	354,900	4,401
HealthStream, Inc.A	231,314	5,621
Proofpoint, Inc.A	158,826	5,950
Shutterfly, Inc.A	83,872	3,612

		38,004

	Shares	Fair Value
		(000’s)
IT Consulting & Services – 0.98%
Tyler Technologies, Inc.	76,384	$6,967

Office Electronics – 0.34%
Voxeljet AG, ADRA B D	115,000	2,408

Semiconductor Equipment & Products – 5.01%
8x8, Inc.A	493,900	3,991
Cavium, Inc.A	125,800	6,247
Fluidigm Corp.A	69,300	2,037
Microsemi Corp.	224,930	6,019
Power Integrations, Inc.	148,200	8,528
Rudolph Technologies, Inc.A	272,700	2,694
Semtech Corp.A	233,986	6,119

		35,635

Software – 9.03%
Aspen Technology, Inc.A	240,948	11,180
ChannelAdvisor Corp.A	123,800	3,263
Cognex Corp.	295,200	11,336
Envestnet, Inc.A	59,500	2,911
Guidewire Software, Inc.A	124,100	5,046
inContact, Inc.A	521,700	4,794
MICROS Systems, Inc.A	80,700	5,480
National Instruments Corp.	127,567	4,132
PROS Holdings, Inc.A	229,400	6,065
Qlik Technologies, Inc.A	146,900	3,323
Ultimate Software Group, Inc.A	48,800	6,743

		64,273

Total Information Technology		169,044

MATERIALS – 1.41%
Chemicals – 0.62%
Balchem Corp.	82,800	4,435

Metals & Mining – 0.79%
Mueller Water Products, Inc., Class A	649,800	5,614

Total Materials		10,049

TELECOMMUNICATION SERVICES – 0.50%
Diversified Telecommunication Services – 0.50%
Ruckus Wireless, Inc.A	299,300	3,565

Total Common Stock (Cost $597,886)		697,839

SHORT-TERM INVESTMENTS – 2.27% (Cost $16,150)
JPMorgan U.S. Government Money Market Fund, Capital Class	16,149,668	16,150

SECURITIES LENDING COLLATERAL – 13.36%
American Beacon U.S. Government Money Market Select Fund, Select ClassE	75,398,958	75,399
DWS Government and Agency Securities Portfolio, Institutional Class	19,691,367	19,691

Total Securities Lending Collateral (Cost $95,090)		95,090

See accompanying notes

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

TOTAL INVESTMENTS – 113.68% (Cost $709,126)	$809,079
LIABILITIES, NET OF OTHER ASSETS – (13.68%)	(97,332)

TOTAL NET ASSETS – 100.00%	$711,747

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at June 30, 2014.
C	PLC – Public Limited Company.
D	ADR – American Depositary Receipt.
E	The Fund is affiliated by having the same investment advisor.
F	Amount less than $1,000.

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK – 97.60%
CONSUMER DISCRETIONARY – 19.89%
Auto Components – 1.29%
LKQ Corp.A	58,050	$1,549

Automobiles – 0.80%
Tesla Motors, Inc.A B	4,000	960

Hotels, Restaurants & Leisure – 1.78%
Buffalo Wild Wings, Inc.A	5,750	953
Chipotle Mexican Grill, Inc.A	2,000	1,185

		2,138

Internet & Catalog Retail – 1.08%
Homeaway, Inc.A	14,950	521
TripAdvisor, Inc.A	7,200	782

		1,303

Leisure Equipment & Products – 1.15%
Polaris Industries, Inc.	10,650	1,387

Media – 5.16%
Cinemark Holdings, Inc.	37,650	1,332
Discovery Communications, Inc., Class CA	14,950	1,085
IMAX Corp.A B	43,962	1,253
Lions Gate Entertainment Corp.	21,431	612
Netflix, Inc.A	2,300	1,013
Pandora Media, Inc.A	30,750	907

		6,202

Specialty Retail – 6.65%
Cabela’s, Inc.A B	22,150	1,382
CarMax, Inc.A	26,550	1,381
Copart, Inc.A	27,300	982
Ross Stores, Inc.	21,550	1,425
Tractor Supply Co.	19,850	1,199
Ulta Salon Cosmetics & Fragrance, Inc.	11,800	1,079
Urban Outfitters, Inc.A	16,400	555

		8,003

Textiles & Apparel – 1.98%
Ralph Lauren Corp.	5,450	876
Under Armour, Inc., Class AA	25,300	1,505

		2,381

Total Consumer Discretionary		23,923

CONSUMER STAPLES – 4.62%
Beverages – 2.61%
Brown-Forman Corp., Class B	18,130	1,707
Monster Beverage Corp.A	20,100	1,428

		3,135

Food & Drug Retailing – 2.01%
United Natural Foods, Inc.A	20,750	1,351
Whole Foods Market, Inc.	27,600	1,066

		2,417

Total Consumer Staples		5,552

ENERGY – 9.70%
Energy Equipment & Services – 5.57%
Core Laboratories N.V.	9,500	1,586
Dril-Quip, Inc.A	13,800	1,508
FMC Technologies, Inc.A	15,230	930
Oceaneering International, Inc.	17,250	1,348

	Shares	Fair Value
		(000’s)
Superior Energy Services, Inc.	36,800	$1,330

		6,702

Oil & Gas – 4.13%
Oasis Petroleum, Inc.A	18,700	1,045
Pioneer Natural Resources Co.	4,300	988
Range Resources Corp.	11,200	974
Southwestern Energy Co.A	22,710	1,033
Whiting Petroleum Corp.A	11,500	923

		4,963

Total Energy		11,665

FINANCIALS – 6.14%
Banks – 2.32%
East West Bancorp, Inc.	36,500	1,277
SVB Financial GroupA	12,950	1,510

		2,787

Diversified Financials – 3.82%
Affiliated Managers Group, Inc.A	5,730	1,177
IntercontinentalExchange Group, Inc.	5,750	1,086
Portfolio Recovery Associates, Inc.B	26,050	1,551
Towers Watson & Co., Class A	7,450	777

		4,591

Total Financials		7,378

HEALTH CARE – 19.44%
Biotechnology – 3.24%
Alexion Pharmaceuticals, Inc.A	4,600	719
Cepheid, Inc.A	27,000	1,295
Cubist Pharmaceuticals, Inc.A	12,350	862
QIAGEN N.V.A	41,650	1,018

		3,894

Health Care Equipment & Supplies – 7.54%
Hologic, Inc.A	45,100	1,143
Idexx Laboratories, Inc.A	10,900	1,456
Illumina, Inc.A	13,950	2,490
Medidata Solutions, Inc.A	21,200	908
ResMed, Inc.B	27,000	1,367
Sirona Dental Systems, Inc.	10,050	829
Varian Medical Systems, Inc.A	10,600	881

		9,074

Health Care Providers & Services – 6.32%
Catamaran Corp.A	28,750	1,270
Cerner Corp.A	34,180	1,763
Covance, Inc.A	15,230	1,303
Henry Schein, Inc.A	10,045	1,192
PAREXEL International Corp.A	20,100	1,062
VCA Antech, Inc.A	28,730	1,008

		7,598

Pharmaceuticals – 2.34%
Salix Pharmaceuticals Ltd.A	11,800	1,456
Shire PLC, ADRC D	5,755	1,355

		2,811

Total Health Care		23,377

INDUSTRIALS – 11.16%
Aerospace & Defense – 1.04%
B/E Aerospace, Inc.A	13,500	1,249

Commercial Services & Supplies – 4.76%
CoStar Group, Inc.A	7,870	1,245

See accompanying notes

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
		(000’s)
HMS Holdings Corp.A	57,412	$1,172
Stericycle, Inc.A	15,250	1,805
Verisk Analytics, Inc., Class AA	25,300	1,518

		5,740

Diversified Manufacturing – 0.86%
Acuity Brands, Inc.	7,450	1,030

Electrical Equipment – 0.79%
IPG Photonics Corp.B	4,600	316
Roper Industries, Inc.	4,300	628

		944

Machinery – 1.31%
3D Systems Corp.A B	12,050	721
Pall Corp.	10,050	858

		1,579

Road & Rail – 0.48%
J.B. Hunt Transport Services, Inc.	7,750	572

Trading Companies & Distributors – 1.92%
Fastenal Co.	22,710	1,124
MSC Industrial Direct Co., Inc., Class A	12,380	1,184

		2,308

Total Industrials		13,422

INFORMATION TECHNOLOGY – 25.35%
Communications Equipment – 1.31%
Aruba Networks, Inc.A	35,900	629
Palo Alto Networks, Inc.A	11,250	943

		1,572

Computers & Peripherals – 2.15%
SanDisk Corp.	13,200	1,379
Stratasys Ltd.A B	10,650	1,210

		2,589

Electronic Equipment & Instruments – 1.54%
FLIR Systems, Inc.	30,200	1,049
Trimble Navigation Ltd.A	21,820	806

		1,855

Internet Software & Services – 4.35%
Akamai Technologies, Inc.A	12,050	736
Athenahealth, Inc.A B	9,927	1,242
Fortinet, Inc.A	68,100	1,711
MercadoLibre, Inc.B	13,100	1,250
Twitter, Inc.A B	7,200	295

		5,234

IT Consulting & Services – 2.24%
Alliance Data Systems Corp.A	5,150	1,449
IHS, Inc., Class AA	9,200	1,248

		2,697

Semiconductor Equipment & Products – 3.89%
Cree, Inc.A	12,950	647
FEI Co.	6,537	593
Lam Research Corp.	18,668	1,262
Microchip Technology, Inc.B	28,730	1,402
Xilinx, Inc.	16,400	776

		4,680

Software – 9.87%
Ansys, Inc.A	6,600	500
Aspen Technology, Inc.A	27,600	1,281
Cadence Design Systems, Inc.A	70,400	1,231
Check Point Software Technologies Ltd.A B	15,250	1,022
Cognex Corp.	21,550	828

	Shares	Fair Value
		(000’s)
Concur Technologies, Inc.A B	6,050	$565
FireEye, Inc.A B	17,819	723
MICROS Systems, Inc.A	18,700	1,270
National Instruments Corp.	28,705	930
Red Hat, Inc.A	13,790	762
Salesforce.com, Inc.A	9,770	567
Splunk, Inc.A	9,750	539
Tableau Software, Inc., Class AA	7,450	531
Ultimate Software Group, Inc.A	8,050	1,112

		11,861

Total Information Technology		30,488

MATERIALS – 1.30%
Chemicals – 1.30%
Airgas, Inc.	14,350	1,563

Total Common Stock (Cost $92,773)		117,368

SHORT-TERM INVESTMENTS – 2.42% (Cost $2,907)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,906,753	2,907

SECURITIES LENDING COLLATERAL – 10.52%
American Beacon U.S. Government Money Market Select Fund, Select ClassE	10,919,553	10,919
DWS Government and Agency Securities Portfolio, Institutional Class	1,734,793	1,735

Total Securities Lending Collateral (Cost $12,654)		12,654

TOTAL INVESTMENTS – 110.54% (Cost $108,334)		132,929
LIABILITIES, NET OF OTHER ASSETS – (10.54%)		(12,680)

TOTAL NET ASSETS – 100.00%		$120,250

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at June 30, 2014.
C	PLC – Public Limited Company.
D	ADR – American Depositary Receipt.
E	The Fund is affiliated by having the same investment advisor.

American Beacon FundsSM

Statement of Assets and Liabilities

June 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid- Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$726,742	$95,767	$733,679	$122,010
Investments in affiliated securities, at fair value B	—	—	75,399	10,919
Deposit with brokers for futures contracts	389	104	—	—
Dividends and interest receivable	695	32	3	15
Receivable for investments sold	9,523	—	2,346	222
Receivable for fund shares sold	5,885	5	1,284	126
Receivable for tax reclaims	11	—	1	—
Receivable for variation margin on open futures contracts	3	1	—	—
Prepaid expenses	82	40	61	47

Total assets	743,330	95,949	812,773	133,339

Liabilities:
Payable for investments purchased	8,311	—	4,578	271
Payable for fund shares redeemed	382	38	542	12
Payable under excess expense reimbursement plan	20	47	78	9
Payable upon return of securities loaned	—	—	95,090	12,654
Management and investment advisory fees payable	295	37	409	53
Administrative service and service fees payable	325	44	231	45
Transfer agent fees payable	15	3	21	2
Custody and fund accounting fees payable	4	1	8	2
Professional fees payable	23	20	31	21
Trustee fees payable	3	1	8	2
Payable for prospectus and shareholder reports	4	1	16	9
Other liabilities	4	4	14	9

Total liabilities	9,386	196	101,026	13,089

Net Assets	$733,944	$95,753	$711,747	$120,250

Analysis of Net Assets:
Paid-in-capital	644,954	58,935	602,715	89,999
Undistributed net investment income or (loss)	2,363	—	—	—
Accumulated net realized gain	(1,536)	3,006	9,080	5,656
Unrealized appreciation of investments	88,154	33,782	99,952	24,595
Unrealized appreciation of futures contracts	9	30	—	—

Net assets	$733,944	$95,753	$711,747	$120,250

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	7,057,618	632,870	20,938,741	3,590,198

Y Class	1,850,755	2,962	9,975,170	150,118

Investor Class	20,251,232	2,784,599	9,844,652	1,222,689

A Class	2,141,149	41,474	647,652	1,122,828

C Class	467,798	29,047	188,844	127,104

Net assets (not in thousands):
Institutional Class	$163,882,229	$17,499,954	$363,045,052	$72,697,177

Y Class	$42,890,372	$81,749	$172,683,957	$3,037,209

Investor Class	$467,347,993	$76,265,904	$162,354,927	$22,049,767

A Class	$49,221,943	$1,129,125	$10,621,741	$20,215,467

C Class	$10,601,248	$775,907	$3,041,573	$2,249,979

Net asset value, offering and redemption price per share:
Institutional Class	$23.22	$27.65	$17.34	$20.25

Y Class	$23.17	$27.60	$17.31	$20.23

Investor Class	$23.08	$27.39	$16.49	$18.03

A Class	$22.99	$27.22	$16.40	$18.00

A Class (offering price)	$24.39	$28.88	$17.40	$19.10

C Class	$22.66	$26.71	$16.11	$17.70

A Cost of investments in unaffiliated securities	$638,588	$61,985	$633,727	$97,415
B Cost of investments in affiliated securities	$—	$—	$75,399	$10,919
C Fair value of securities on loan	$—	$—	$93,051	$12,392

See accompanying notes

American Beacon FundsSM

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited) (in thousands)

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$5,279	$464	$1,156	$240
Interest income	—	—	65	—
Income derived from securities lending, net	—	—	523	35

Total investment income	5,279	464	1,744	275

Expenses:
Management and investment advisory fees (Note 2)	1,147	208	2,416	323
Administrative service fees (Note 2):
Institutional Class	164	25	508	96
Y Class	41	—	292	4
Investor Class	538	112	239	43
A Class	76	2	22	39
C Class	11	1	6	4
Transfer agent fees:
Institutional Class	31	1	64	15
Y Class	1	—	23	—
Investor Class	6	4	8	2
A Class	3	—	1	1
C Class	—	—	1	—
Custody and fund accounting fees	23	6	29	7
Professional fees	26	23	33	23
Registration fees and expenses	45	24	61	40
Service fees (Note 2):
Y Class	14	—	97	1
Investor Class	622	93	199	36
A Class	29	1	8	15
C Class	4	1	2	2
Distribution fees (Note 2):
A Class	47	1	14	24
C Class	28	4	14	10
Prospectus and shareholder report expenses	22	1	32	6
Trustee fees	9	3	18	3
Other expenses	13	3	18	11

Total expenses	2,900	513	4,105	705

Net fees waived and expenses (reimbursed) or recouped by Manager (Note 2)	19	46	78	(10)

Net expenses	2,919	559	4,183	695

Net investment income	2,360	(95)	(2,439)	(420)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(2,790)	2,174	14,391	5,709
Commission recapture (Note 3)	—	1	—	—
Futures contracts	1,513	201	—	—
Change in net unrealized appreciation or (depreciation) of:
Investments	50,080	1,359	(36,578)	(3,235)
Futures contracts	(248)	(37)	—	—

Net gain (loss) from investments	48,555	3,698	(22,187)	2,474

Net increase (decrease) in net assets resulting from operations	$50,915	$3,603	$(24,626)	$2,054

A Foreign taxes	8	—	1	2

See accompanying notes

American Beacon FundsSM

Statement of Changes in Net Assets (in thousands)

	Bridgeway Large Cap Value Fund		Holland Large Cap Growth Fund
	Six Months Ended June 30, 2014	Year Ended Dec. 31, 2013	Six Months Ended June 30, 2014	Year Ended Dec. 31, 2013
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,360	$1,601	$(95)	$(124)
Net realized gain (loss) from investments and futures contracts	(1,277)	10,972	2,376	7,369
Change in net unrealized appreciation or (depreciation) from investments and futures contracts	49,832	33,594	1,322	15,055

Net increase in net assets resulting from operations	50,915	46,167	3,603	22,300

Distributions to Shareholders:
Net investment income:
Institutional Class	—	(390)	—	(3)
Y Class	—	(93)	—	—
Investor Class	—	(1,089)	—	(3)
A Class	—	(90)	—	—
C Class	—	(2)	—	—
Net realized gain from investments:
Institutional Class	—	(1,182)	—	(1,173)
Y Class	—	(304)	—	(6)
Investor Class	—	(4,130)	—	(5,613)
A Class	—	(468)	—	(78)
C Class	—	(36)	—	(53)

Net distributions to shareholders	—	(7,784)	—	(6,929)

Capital Share Transactions:
Proceeds from sales of shares	324,585	357,638	1,285	17,319
Reinvestment of dividends and distributions	—	7,700	—	6,889
Cost of shares redeemed	(49,119)	(23,683)	(4,663)	(13,019)

Net increase (decrease) in net assets from capital share transactions	275,466	341,655	(3,378)	11,199

Net increase in net assets	326,381	380,038	225	26,570

Net Assets:
Beginning of period	407,563	27,525	95,528	68,958

End of Period *	$733,944	$407,563	$95,753	$95,528

*Includes undistributed net investment income (loss) of	$2,363	$—	$—	$—

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Stephens Small Cap Growth Fund		Stephens Mid-Cap Growth Fund
	Six Months Ended June 30, 2014	Year Ended Dec. 31, 2013	Six Months Ended June 30, 2014	Year Ended Dec. 31, 2013
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$(2,439)	$(3,334)	$(420)	$(636)
Net realized gain from investments and futures contracts	14,391	22,621	5,709	4,109
Change in net unrealized appreciation or (depreciation) from investments and futures contracts	(36,578)	116,658	(3,235)	18,914

Net increase (decrease) in net assets resulting from operations	(24,626)	135,945	2,054	22,387

Distributions to Shareholders:
Net investment income:
Institutional Class	—	(56)	—	(43)
Y Class	—	(26)	—	(1)
Investor Class	—	(12)	—	(18)
A Class	—	—	—	(9)
C Class	—	—	—	(1)
Net realized gain from investments:
Institutional Class	—	(11,150)	—	(2,006)
Y Class	—	(6,930)	—	(53)
Investor Class	—	(6,374)	—	(1,131)
A Class	—	(404)	—	(624)
C Class	—	(91)	—	(57)
Tax Return of Capital:
Institutional Class	—	(666)	—	(50)
Y Class	—	(432)	—	(1)
Investor Class	—	(377)	—	(28)
A Class	—	(24)	—	(16)
C Class	—	(6)	—	(1)

Net distributions to shareholders	—	(26,548)	—	(4,039)

Capital Share Transactions:
Proceeds from sales of shares	160,348	437,144	25,287	51,249
Reinvestment of dividends and distributions	—	25,225	—	3,826
Cost of shares redeemed	(132,700)	(71,212)	(23,933)	(14,149)

Net increase in net assets from capital share transactions	27,648	391,157	1,354	40,926

Net increase in net assets	3,022	500,554	3,408	59,274

Net Assets:
Beginning of period	708,725	208,171	116,842	57,568

End of Period *	$711,747	$708,725	$120,250	$116,842

*Includes undistributed net investment income (loss) of	$—	$—	$—	$—

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-eight Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Bridgeway Large Cap Value Fund, the American Beacon Holland Large Cap Growth Fund, the American Beacon Stephens Small Cap Growth Fund, and the American Beacon Stephens Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid by the Funds during the six months ended June 30, 2014 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Bridgeway Large Cap Value	0.43%	$1,147	$1,013	$134
Holland Large Cap Growth	0.45%	208	184	24
Stephens Small Cap Growth	0.68%	2,416	2,174	242
Stephens Mid-Cap Growth	0.55%	323	290	33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in Income derived from securities lending and management and investment advisory fees on the Statements of Operations. During the six months ended June 30, 2014, securities lending fees paid to the Manager were $70,959 and $4,901 for the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds, respectively.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Funds and 0.40% of the average daily net assets of the A and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the six months ended June 30, 2014, the Manager earned $26,031 and $29,044 from the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds’ securities lending collateral invested in the Select Funds, respectively.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the six months ended June 30, 2014, the Stephens Small Cap Growth Fund borrowed on average $1,307,476 for 5 days at an average rate of 0.70% with interest charges of $126 and the Stephens Mid-Cap Growth Fund borrowed on average $1,231,483 for eighteen days at an average rate of 0.70% with interest charges of $423. These amounts are recorded as interest expense on the Statements of Operations herein.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the six months ended June 30, 2014, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed or (Recovered) Expenses	Expiration
Bridgeway Large Cap Value	Institutional	0.84%	$(4,894)	2017
Bridgeway Large Cap Value	Y	—	(2,895)	2017
Bridgeway Large Cap Value	Investor	—	—	2017
Bridgeway Large Cap Value	A	1.34%	(8,955)	2017
Bridgeway Large Cap Value	C	2.09%	(1,840)	2017
Holland Large Cap Growth	Institutional	0.89%	(353)	2017
Holland Large Cap Growth	Y	0.99%	29	2017
Holland Large Cap Growth	Investor	1.27%	(45,562)	2017
Holland Large Cap Growth	A	1.39%	56	2017
Holland Large Cap Growth	C	2.14%	30	2017
Stephens Small Cap Growth	Institutional	1.09%	(26,475)	2017
Stephens Small Cap Growth	Y	1.19%	(7,230)	2017
Stephens Small Cap Growth	Investor	1.35%	(42,467)	2017
Stephens Small Cap Growth	A	1.59%	(1,469)	2017
Stephens Small Cap Growth	C	2.34%	(277)	2017
Stephens Mid-Cap Growth	Institutional	0.99%	20,225	2017
Stephens Mid-Cap Growth	Y	1.09%	329	2017
Stephens Mid-Cap Growth	Investor	1.37%	(13,366)	2017
Stephens Mid-Cap Growth	A	1.49%	2,490	2017
Stephens Mid-Cap Growth	C	2.24%	339	2017

Of these amounts, $19,583 $46,680, $77,919, and $9,363 was payable to the Manager at June 30, 2014 for the Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Value	$14,016	$180,288	2015
Bridgeway Large Cap Value	4,568	77,536	2016
Holland Large Cap Growth	45,915	7,302	2015
Holland Large Cap Growth	—	104	2016
Stephens Small Cap Growth	74,964	104,282	2015
Stephens Small Cap Growth	2,954	91,248	2016
Stephens Mid-Cap Growth	13,366	102,983	2015
Stephens Mid-Cap Growth	—	60,289	2016

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

The Manager recovered excess carryover expenses of $4,894, $2,895, $8,955, and $1,840 from the Institutional, Y, A, and C Classes, respectively of the Bridgeway Large Cap Value Fund expiring in 2015 and 2016; $353 and $45,562 from the Institutional and Investor Classes, respectively of the Holland Large Cap Growth Fund, expiring in 2015; $26,475, $7,230, $42,467, $1,469, and $277 from the Institutional, Y, Investor, A, and C Classes, respectively of the Stephens Small Cap Growth Fund, expiring in 2015 and 2016; and $13,366 from the Investor Class of the Stephens Mid-Cap Growth Fund, expiring in 2015.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the six months ended June 30, 2014, Foreside collected $23,416, $1,547, $5,645, and $14,524 for Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the six months ended June 30, 2014, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the six months ended June 30, 2014, CDSC fees of $558, $492, and $762 were collected for the Bridgeway Large Cap Value, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.
Level 3 —	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the six months ended June 30, 2014, there were no transfers between levels. As of June 30, 2014, the investments were classified as described below (in thousands):

Bridgeway Large Cap Value Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$714,634	$—	$—	$714,634
Short-Term Investments – Money Market Funds	12,108	—	—	12,108

Total Investments in Securities	$726,742	$—	$—	$726,742

Financial Derivative Instruments
Futures Contracts	$9	$—	$—	$9

Holland Large Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$93,266	$—	$—	$93,266
Short-Term Investments – Money Market Funds	2,501	—	—	2,501

Total Investments in Securities	$95,767	$—	$—	$95,767

Financial Derivative Instruments
Futures Contracts	$30	$—	$—	$30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Stephens Small Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$697,839	$—	$—	$697,839
Short-Term Investments – Money Market Funds	16,150	—	—	16,150
Securities Lending Collateral invested in Money Market Funds	95,090	—	—	95,090

Total Investments in Securities	$809,079	$—	$—	$809,079

Stephens Mid-Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$117,368	$—	$—	$117,368
Short-Term Investments – Money Market Funds	$2,907	$—	$—	$2,907
Securities Lending Collateral invested in Money Market Funds	12,654	—	—	12,654

Total Investments in Securities	$132,929	$—	$—	$132,929

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (ADRs)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the six months ended June 30, 2014, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Average Futures Contracts Outstanding
For the Quarter Ended	December 31, 2013	June 30, 2014
Bridgeway Large Cap Value	20	39
Holland Large Cap Growth	10	12

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial derivative instruments on the Statement of Assets and Liabilities as of June 30, 2014:

Assets	Derivative	Bridgeway Large Cap Value	Holland Large Cap Growth
Unrealized appreciation of futures contracts	Equity Contracts	$9	$30

The effect of financial derivative instruments on the Statement of Operations for the six months ended June 30, 2014:

Statements of Operations
Net realized gain from futures contracts	Equity Contracts	$1,513	$201
Change in net unrealized (depreciation) of futures contracts	Equity Contracts	(248)	(37)

(1) See Note 3 in the Notes to Financial Statements for additional information.
(2) The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties such as International Swaps and Derivatives Association (“ISDA”) agreements, Master Repo Agreements and Master Forward Agreements which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2014 (in thousands).

Bridgeway Large Cap Value Fund

Offsetting of Financial Assets and Derivative Assets as of June 30, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts	$3	$—	$3

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of June 30, 2014:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$3	$—	$—	$3

Holland Large Cap Growth Fund

Offsetting of Financial Assets and Derivative Assets as of June 30, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts	$1	$—	$1

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of June 30, 2014:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$1	$—	$—	$1

Stephens Small Cap Growth

Offsetting of Financial Assets and Derivative Assets as of June 30, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Securities on Loan	$93,051	$—	$93,051

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of June 30, 2014:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$18,251	$—	$(18,251)	$—
BNP Paribas Prime Brokerage	22,468	—	(22,468)	—
Citigroup Global Markets, Inc.	14,684	—	(14,684)	—
Credit Suisse Securities LLC	10,607	—	(10,607)	—
Deutsche Bank Securities, Inc.	11,285	—	(11,285)	—
Goldman, Sachs & Co.	9,065	—	(9,065)	—
JPMorgan Clearing Corp.	6,155	—	(6,155)	—
SG Anerucas Securites LLC	82	—	(82)	—
UBS Securities LLC	454	—	(454)	—

Total:	$93,051	$—	$(93,051)	$—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $95,090 has been received in connection with securities lending transactions.

Stephens Mid-Cap Growth

Offsetting of Financial Assets and Derivative Assets as of June 30, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Securities on Loan	$12,392	$—	$12,392

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of June 30, 2014:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$3,444	$—	$(3,444)	$—
BNP Paribas Prime Brokerage	4,658	—	(4,658)	—
Citigroup Global Markets, Inc.	922	—	(922)	—
Credit Suisse Securities LLC	669	—	(669)	—
Deutsche Bank Securities, Inc.	979	—	(979)	—
Goldman, Sachs & Co.	734	—	(734)	—
UBS Securities LLC	986	—	(986)	—

Total:	$12,392	$—	$(12,392)	$—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $12,654 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

The tax character of distributions paid were as follows (in thousands):

	Bridgeway Large Cap Value		Holland Large Cap Growth
	Six months ended June 30, 2014	Year Ended December 31, 2013	Six months ended June 30, 2014	Year Ended December 31, 2013
	(unaudited)		(unaudited)
Distributions paid from:
Ordinary income*
Institutional Class	$—	$601	$—	$17
Y Class	—	146	—	—
Investor Class	—	1,823	—	63
A Class	—	173	—	1
C Class	—	9	—	1
Long-Term Capital Gain
Institutional Class	—	972	—	1,160
Y Class	—	250	—	6
Investor Class	—	3,396	—	5,552
A Class	—	385	—	77
C Class	—	29	—	52

Total distributions paid	$—	$7,784	$—	$6,929

	Stephens Small Cap Growth		Stephens Mid-Cap Growth
	Six months ended June 30, 2014	Year Ended December 31, 2013	Six months ended June 30, 2014	Year Ended December 31, 2013
	(unaudited)		(unaudited)
Distributions paid from:
Ordinary income*
Institutional Class	$—	$728	$—	$43
Y Class	—	462	—	1
Investor Class	—	393	—	18
A Class	—	24	—	9
C Class	—	6	—	1
Long-Term Capital Gain
Institutional Class	—	10,478	—	2,006
Y Class	—	6,494	—	53
Investor Class	—	5,993	—	1,131
A Class	—	379	—	624
C Class	—	86	—	57
Tax Return of Captial
Institutional Class	—	666	—	50
Y Class	—	432	—	1
Investor Class	—	377	—	28
A Class	—	24	—	16
C Class	—	6	—	1

Total distributions paid	$—	$26,548	$—	$4,039

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of June 30, 2014 the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Cost basis of investments for federal income tax purposes	$638,588	$62,199	$710,895	$108,489
Unrealized appreciation	89,830	34,197	117,491	25,979
Unrealized depreciation	(1,676)	(629)	(19,307)	(1,539)

Net unrealized appreciation or (depreciation)	88,154	33,568	98,184	24,440
Undistributed ordinary income	2,363	—	—	—
Accumulated long-term gain or (loss)	(1,527)	3,250	10,848	5,811
Other temporary differences	—	—	—	—

Distributable earnings or (deficits)	$88,990	$36,818	$109,032	$30,251

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from the reclassifications of income from net operating losses used to offset short-term capital gains, non-utilization of net operating losses, tax return of capital, and dividend reclasses that have been reclassed as of December 31, 2013 (in thousands):

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Paid-in-capital	$5,430	$(32)	$(2,439)	$(420)
Undistributed net investment income	3	95	2,439	420
Accumulated net realized gain (loss)	(5,433)	(63)	—	—
Unrealized appreciation or (depreciation) of investments and futures contracts	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the six month period ending June 30, 2014 Bridgeway Large Cap Value Fund has $1,527 short-term post enactment capital loss carryforward (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2014 were as follows (in thousands):

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Purchases (excluding U.S. government securities)	$340,319	$3,548	$204,468	$23,274
Sales and maturities (excluding U.S. government securities)	62,985	7,581	172,981	23,489

A summary of the Funds’ security lending collateral transactions in the Select Funds for the six months ended June 30, 2014 is set forth below (in thousands):

Fund	Affiliate	December 31, 2013 Shares/Fair Value	Purchases	Sales	June 30, 2014 Shares/Fair Value	Dividend Income
Stephens Small Cap Growth	USG Select Fund	$48,607	$161,996	$135,204	$75,399	$1
Stephens Mid-Cap Growth	USG Select Fund	—	44,110	33,190	10,919	—

9. Securities Lending

The Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, as designated by the Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retain 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2014, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fund	Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
Stephens Small Cap Growth	$93,051	$—	$95,090
Stephens Mid-Cap Growth	12,392	—	12,654

Cash collateral is listed on the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments, grossed up by the securities lending fees paid to the Manager, is included in Income derived from securities lending on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (dollars and shares (in thousands):

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

For the Six Months Ended June 30, 2014

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,796	$83,361	1,030	$22,702	8,810	$191,248
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(474)	(10,287)	(112)	(2,426)	(1,437)	(31,330)

Net increase in shares outstanding	3,322	$73,074	918	$20,276	7,373	$159,918

	A Class		C Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	892	$19,429	363	$7,845
Reinvestment of dividends	—	—	—	—
Shares redeemed	(226)	(4,923)	(7)	(153)

Net increase in shares outstanding	666	$14,506	356	$7,692

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	24	$634	—	$—	12	$324
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(4)	(123)	—	—	(165)	(4,317)

Net increase (decrease) in shares outstanding	20	$511	—	$—	(153)	$(3,993)

	A Class		C Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	11	$280	2	$47
Reinvestment of dividends	—	—	—	—
Shares redeemed	(9)	(223)	—	—

Net increase in shares outstanding	2	$57	2	$47

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,420	$93,806	2,179	$37,718	1,608	$26,162
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(2,281)	(38,649)	(3,895)	(63,769)	(1,763)	(28,371)

Net increase (decrease) in shares outstanding	3,139	$55,157	(1,716)	$(26,051)	(155)	$(2,209)

	A Class		C Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	112	$1,841	52	$821
Reinvestment of dividends	—	—	—	—
Shares redeemed	(112)	(1,767)	(10)	(144)

Net increase in shares outstanding	—	$74	42	$677

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	805	$15,973	96	$1,900	164	$2,921
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(415)	(8,196)	(31)	(583)	(751)	(12,674)

Net increase (decrease) in shares outstanding	390	$7,777	65	$1,317	(587)	$(9,753)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

	A Class		C Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	217	$3,826	39	$667
Reinvestment of dividends	—	—	—	—
Shares redeemed	(139)	(2,401)	(5)	(79)

Net increase in shares outstanding	78	$1,425	34	$588

For the Year Ended December 31, 2013

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,399	$47,501	957	$18,562	13,250	$260,496
Reinvestment of dividends	74	1,549	19	395	249	5,209
Shares redeemed	(420)	(8,050)	(46)	(931)	(651)	(13,227)

Net increase in shares outstanding	2,053	$41,000	930	$18,026	12,848	$252,478

	A Class		C Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,504	$28,959	109	$2,120
Reinvestment of dividends	25	511	2	36
Shares redeemed	(74)	(1,465)	(1)	(10)

Net increase in shares outstanding	1,455	$28,005	110	$2,146

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	497	$12,868	5	$105	136	$3,442
Reinvestment of dividends	45	1,177	—	4	217	5,613
Shares redeemed	(4)	(107)	(3)	(69)	(509)	(12,635)

Net increase (decrease) in shares outstanding	538	$13,938	2	$40	(156)	$(3,580)

	A Class		C Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	19	$493	17	$411
Reinvestment of dividends	2	57	1	38
Shares redeemed	(4)	(93)	(4)	(105)

Net increase in shares outstanding	17	$457	14	$344

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	9,305	$150,456	11,641	$197,877	5,538	$80,195
Reinvestment of dividends	665	11,559	414	7,255	358	5,922
Shares redeemed	(2,206)	(34,487)	(715)	(12,352)	(1,513)	(22,866)

Net increase in shares outstanding	7,764	$127,528	11,340	$192,780	4,383	$63,251

	A Class		C Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	460	$6,830	121	$1,786
Reinvestment of dividends	24	400	6	89
Shares redeemed	(89)	(1,386)	(8)	(121)

Net increase in shares outstanding	395	$5,844	119	$1,754

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,448	$27,514	72	$1,271	750	$11,862
Reinvestment of dividends	106	2,043	2	47	66	1,134
Shares redeemed	(371)	(6,854)	(14)	(255)	(350)	(5,575)

Net increase in shares outstanding	1,183	$22,703	60	$1,063	466	$7,421

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

	A Class		C Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	574	$9,470	70	$1,132
Reinvestment of dividends	33	567	2	35
Shares redeemed	(91)	(1,453)	—	(12)

Net increase in shares outstanding	516	$8,584	72	$1,155

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American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended Dec. 31,	Six Months Ended Dec. 31,		Year Ended June 30,
	2014		2013	2012		2012	2011		2010		2009
	(unaudited)
Net asset value, beginning of period	$21.39		$15.85	$14.80		$14.62	$11.44		$9.74		$13.63

Income from investment operations:
Net investment income (loss)	0.06		0.11	0.20		0.24	0.20	B	0.19	B	0.23	B
Net gains (losses) from investments (both realized and unrealized)	1.77		5.87	1.14		0.12	3.21		1.73		(3.89)

Total income (loss) from investment operations	1.83		5.98	1.34		0.36	3.41		1.92		(3.66)

Less distributions:
Dividends from net investment income	—		(0.11)	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)
Distributions from net realized gains	—		(0.33)	—		—	—		—		—

Total distributions	—		(0.44)	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)

Net asset value, end of period	$23.22		$21.39	$15.85		$14.80	$14.62		$11.44		$9.74

Total return C	8.56	%D	37.77%	9.04	%D	2.60%	30.02%		19.65%		(26.88)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$163,882		$79,889	$26,669		$26,950	$29,647		$25,534		$27,996
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.83	%E	1.01%	1.73	%E	1.30%	1.17%		1.11%		0.98%
Expenses, net of reimbursements or recoupments	0.84	%E	0.84%	0.84	%E	0.82%	0.84%		0.84%		0.84%
Net investment income (loss), before reimbursements or recoupments	1.14	%E	0.98%	1.38	%E	1.17%	1.17%		1.32%		2.06%
Net investment income (loss), net of reimbursements or recoupments	1.13	%E	1.16%	2.27	%E	1.66%	1.50%		1.58%		2.20%
Portfolio turnover rate	12	%D	38%	21	%D	36%	43%		49%		65%

A	Commencement of operations.
B	Per share amounts calculated based on average daily shares outstanding during the period.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class							Investor Class							A Class
Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012		Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012		Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012
(unaudited)							(unaudited)							(unaudited)
$21.35		$15.84	$14.80		$14.46		$21.28		$15.81	$14.78		$14.46		$21.22		$15.78	$14.77		$14.46

0.09		0.22	0.07		0.09		0.08		0.21	0.12		0.03		0.06		0.19	0.15		0.01
1.73		5.72	1.26		0.25		1.72		5.68	1.19		0.29		1.71		5.64	1.15		0.30

1.82		5.94	1.33		0.34		1.80		5.89	1.31		0.32		1.77		5.83	1.30		0.31

—		(0.10)	(0.29)		—		—		(0.09)	(0.28)		—		—		(0.06)	(0.29)		—
—		(0.33)	—		—		—		(0.33)	—		—		—		(0.33)	—		—

—		(0.43)	(0.29)		—		—		(0.42)	(0.28)		—		—		(0.39)	(0.29)		—

$23.17		$21.35	$15.84		$14.80		$23.08		$21.28	$15.81		$14.78		$22.99		$21.22	$15.78		$14.77

8.52	%D	37.55%	8.98	%D	2.35	%D	8.46	%D	37.28%	8.84	%D	2.21	%D	8.34	%D	37.01%	8.78	%D	2.14	%D

$42,891		$19,914	$36		$5		$467,348		$274,113	$489		$215		$49,222		$31,300	$311		$276
0.88	%E	0.93%	3.75	%E	144.39	%E	1.13	%E	1.08%	2.26	%E	18.30	%E	1.29	%E	1.38%	2.21	%E	15.39	%E
0.90	%E	0.94%	0.93	%E	0.94	%E	1.13	%E	1.09%	1.21	%E	1.22	%E	1.34	%E	1.34%	1.33	%E	1.34	%E
1.10	%E	1.07%	(0.51	)%E	(141.90	)%E	0.82	%E	0.95%	1.00	%E	(15.48	)%E	0.66	%E	0.61%	0.90	%E	(13.13	)%E
1.08	%E	1.06%	2.31	%E	1.54	%E	0.82	%E	0.94%	2.05	%E	1.59	%E	0.61	%E	0.66%	1.78	%E	0.92	%E
12	%D	38%	21	%D	36	%F	12	%D	38%	21	%D	36	%F	12	%D	38%	21	%D	36	%F

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012
	(unaudited)
Net asset value, beginning of period	$21.00		$15.70	$14.73		$14.46

Income from investment operations:
Net investment income	0.01		0.18	0.09		0.02
Net gains (losses) on investments (both realized and unrealized)	1.65		5.47	1.17		0.25

Total income (loss) from investment operations	1.66		5.65	1.26		0.27

Less distributions:
Dividends from net investment income	—		(0.02)	(0.29)		—
Distributions from net realized gains	—		(0.33)	—		—

Total distributions	—		(0.35)	(0.29)		—

Net asset value, end of period	$22.66		$21.00	$15.70		$14.73

Total return C	7.90	%D	36.02%	8.54	%D	1.87	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$10,601		$2,346	$20		$14
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.02	%E	2.13%	6.81	%E	64.88	%E
Expenses, net of reimbursements or recoupments	2.09	%E	2.09%	1.77	%E	2.09	%E
Net investment (loss), before reimbursements or recoupments	(0.05	)%E	(0.13)%	(3.55	)%E	(62.47	)%E
Net investment income, net of reimbursements or recoupments	(0.11	)%E	0.08%	1.49	%E	0.32	%E
Portfolio turnover rate	12	%D	38%	21	%D	36	%F

A	Commencement of operations.
B	Per share amounts calculated based on average daily shares outstanding during the period.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

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American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,					March 1A to Dec. 31,
	2014		2013	2012		2011		2010
	(unaudited)
Net asset value, beginning of period	$26.57		$21.60	$20.30		$20.00		$17.88

Income from investment operations:
Net investment income (loss)	0.01		0.02	0.09	B	(0.02	)C	(0.01	)C
Net gains (losses) on securities (both realized and unrealized)	1.07		7.02	2.47		0.71		2.61

Total income (loss) from investment operations	1.08		7.04	2.56		0.69		2.60

Less distributions:
Dividends from net investment income	—		(0.01)	(0.08)		—		—
Distributions from net realized gains	—		(2.06)	(1.18)		(0.39)		(0.48)

Total distributions	—		(2.07)	(1.26)		(0.39)		(0.48)

Net asset value, end of period	$27.65		$26.57	$21.60		$20.30		$20.00

Total return D	4.06	%E	32.73%	12.57%		3.47%		14.58	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$17,500		$16,292	$1,619		$1,193		$1,126
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	0.89	%F	0.86%	1.32%		1.49%		1.91	%F
Expenses, net of reimbursements or recoupments	0.89	%F	0.89%	0.96%		1.20%		1.20	%F
Net investment income (loss), before expense reimbursements or recoupments	0.11	%F	0.24%	0.07%		(0.38)%		(0.77	)%F
Net investment income (loss), net of reimbursements or recoupments	0.11	%F	0.21%	0.43%		(0.09)%		0.06	%F
Portfolio turnover rate	4	%E	29%	18%		12%		18	%E

A	Commencement of operations.
B	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from January 1, 2012 to December 31, 2012.

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class											A Class
Six Months Ended June 30,		Year Ended Dec. 31,	Mar. 23A to Dec. 31,		Six Months Ended June 30,		Year Ended December 31,									Six Months Ended June 30,		Year Ended December 31,					Feb. 1A to Dec. 31,
2014		2013	2012		2014		2013	2012		2011		2010		2009		2014		2013		2012	2011		2010
(unaudited)					(unaudited)											(unaudited)
$26.53		$21.59	$23.00		$26 .36		$21 .52	$20 .24		$19 .97		$17 .94		$12 .90		$26.22		$21.43		$20.23	$19.96		$17.40

0 .00		0 .02	0 .09	B	(0 .04)		(0 .05)	0 .02	B	(0 .05	)C	(0 .04	)C	(0.02	)C	(0.05)		(0.03	)B	0 .03	(0.05	)C	(0.04	)C
1 .07		6.98	(0.26)		1 .07		6 .95	2 .45		0 .71		2 .55		5 .06		1 .05		6 .88		2 .41	0 .71		3 .08

1 .07		7.00	(0.17)		1 .03		6 .90	2 .47		0 .66		2 .51		5 .04		1 .00		6 .85		2 .44	0 .66		3 .04

—		0.00	(0.06)		—		0 .00	(0 .01)		—		—		—		—		0 .00		(0 .06)	—		—

—		(2.06)	(1.18)		—		(2 .06)	(1 .18)		(0 .39)		(0 .48)		—		—		(2 .06)		(1 .18)	(0.39)		(0.48)

—		(2.06)	(1.24)		—		(2 .06)	(1 .19)		(0 .39)		(0 .48)		—		—		(2 .06)		(1 .24)	(0.39)		(0.48)

$27.60		$26.53	$21.59		$27 .39		$26 .36	$21 .52		$20 .24		$19 .97		$17 .94		$27.22		$26.22		$21.43	$20.23		$19.96

4.03	%E	32.59%	(0.79	)%E	3.91	%E	32.21%	12.18%		3 .33%		14.03%		39.07%		3.81	%E	32.11%		11.99%	3.33%		17.51	%E

$82		$79	$23		$76,266		$77,426	$66,568		$58,682		$54,128		$50,341		$1,129		$1,028		$4,670	$13		$12
1.06	%F	0.97%	10.18	%F	1 .14	%F	1 .26%	1 .44%		1 .64%		1 .77%		1 .69%		1.40	%F	1 .40%		2 .73%	10.06%		42.81	%F
0.99	%F	0.99%	0.98	%F	1 .26	%F	1 .27%	1 .29%		1 .35%		1 .35%		1 .35%		1.39	%F	1 .39%		1 .38%	1.40%		1.40	%F
(0.06	)%F	0.15%	(8.77	)%F	(0.14	)%F	(0.17)%	(0.08)%		(0.53)%		(0.64)%		(0.45)%		(0.39	)%F	(0.28)%		(0.97)%	(8.94)%		(41.83	)%F
0.01	%F	0.12%	0.43	%F	(0.26	)%F	(0.18)%	0 .07%		(0.24)%		(0.22)%		(0.11)%		(0.38	)%F	(0.27)%		0 .37%	(0.28)%		(0.22	)%F
4	%E	29%	18	%G	4	%E	29%	18%		12%		18%		11%		4	%E	29%		18%	12%		18	%E

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013	March 23A to Dec. 31, 2012
	(unaudited)
Net asset value, beginning of period	$25.82		$21.29	$22.90

Income from investment operations:
Net investment income (loss)	(0.13)		(0.17)	0.01	B
Net gains (losses) on securities (both realized and unrealized)	1.02		6.76	(0.38)

Total income (loss) from investment operations	0.89		6.59	(0.37)

Less distributions:
Dividends from net investment income	—		0.00	(0.06)
Distributions from net realized gains	—		(2.06)	(1.18)

Total distributions	—		(2.06)	(1.24)

Net asset value, end of period	$26.71		$25.82	$21.29

Total return D	3.45	%E	31.10%	(1.65	)%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$776		$703	$281
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	2.15	%F	2.15%	6.17	%F
Expenses, net of reimbursements or recoupments	2.14	%F	2.14%	2.12	%F
Net investment (loss), before expense reimbursements or recoupments	(1.15	)%F	(1.04)%	(3.85	)%F
Net investment income (loss), net of reimbursements or recoupments	(1.14	)%F	(1.03)%	0.20	%F
Portfolio turnover rate	4	%E	29%	18	%G

A	Commencement of operations.
B	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from January 1, 2012 to December 31, 2012.

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American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended Dec. 31,	One Month Ended Dec. 31,		Year Ended November 30,
	2014		2013	2012		2012A		2011A		2010A		2009A
	(unaudited)
Net asset value, beginning of period	$17.83		$12.99	$13.54		$13.14		$12.03		$9.37		$7.09

Income from investment operations:
Net investment income (loss)	(0.03)		(0.05)	0.06		(0.04	)H	(0.11	)B	(0.09	)B	(0.06)
Net gains (losses) from investments (both realized and unrealized)	(0.46)		5.60	0.23		1.43		1.37		2.75		2.34

Total income (loss) from investment operations	(0.49)		5.55	0.29		1.39		1.26		2.66		2.28

Less distributions:
Dividends from net investment income	—		0.00	—		—		—		—		—
Distributions from net realized gains	—		(0.67)	(0.84)		(0.99)		(0.15)		—		—
Tax return of capital	—		(0.04)	—		—		—		—		—

Total distributions	—		(0.71)	(0.84)		(0.99)		(0.15)		—		—

Redemption fees added to beneficial interests	—		—	—		—		—		—		—

Net asset value, end of period	$17.34		$17.83	$12.99		$13.54		$13.14		$12.03		$9.37

Total return D	(2.75	)%E	42.93%	2.15	%E	11.74%		10.49%		28.39%		32.16%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$363,045		$317,341	$130,342		$88,815		$52,336		$39,169		$34,356
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.07	%F	1.11%	1.20	%F	1.20%		1.15%		1.35%		1.65%
Expenses, net of reimbursements or recoupments	1.09	%F	1.09%	1.06	%F	1.10%		1.10%		1.10%		1.25%
Net investment income (loss), before reimbursements or recoupments	(0.58	)%F	(0.73)%	0.54	%F	(0.84)%		(0.91)%		(1.09)%		(1.33)%
Net investment income (loss), net of reimbursements or recoupments	(0.59	)%F	(0.71)%	0.68	%F	(0.74)%		(0.86)%		(0.84)%		(0.93)%
Portfolio turnover rate	25	%E	39%	6	%E	45%		36%		66%		35%

A	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
B	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
H	For purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.
I	Commencement of operations.

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class							Investor Class
Six Months Ended June 30,		Year Ended Dec. 31,	One Month Ended Dec. 31,		Feb. 24I to Nov. 30,		Six Months Ended June 30,		Year Ended Dec. 31,	One Month Ended Dec. 31,		Year Ended November 30,
2014		2013	2012		2012		2014		2013	2012		2012A	2011A		2010A		2009A
(unaudited)							(unaudited)
$17.81		$12.98	$13.54		$13.59		$16.98		$12.42	$12.99		$12.67	$11.64		$9.09		$6.90

(0.07)		(0.04)	0.01		(0.02)		(0.07)		(0.04)	0.02		(6.00)	(0.14	)B	(0.11	)B	(0.09)
(0.43)		5.58	0.27		0.03		(0.42)		5.31	0.25		1.37	1.32		2.66		2.28

(0.50)		5.54	0.28		(0.05)		(0.49)		5.27	0.27		1.31	1.18		2.55		2.19

—		0.00	—		—		—		0.00	—		—	—		—		—
—		(0.68)	(0.84)		—		—		(0.69)	(0.84)		(0.99)	(0.15)		—		—
—		(0.03)	—		—		—		(0.02)	—		—	—		—		—

—		(0.71)	(0.84)		—		—		(0.71)	(0.84)		(0.99)	(0.15)		—		—

—		—	—		—		—		—	—		—	0.00	C	0.00	C	0.00	C

$17.31		$17.81	$12.98		$13.54		$16.49		$16.98	$12.42		$12.99	$12.67		$11.64		$9.09

(2.81	)%E	42.88%	2.07	%E	(0.37	)%E	(2.89	)%E	42.62%	2.08	%E	11.44%	10.15%		28.05%		31.74%

$172,684		$208,196	$4,563		$2,699		$162,355		$169,799	$69,786		$67,506	$47,101		$45,911		$22,058

1.16	%F	1.19%	1.36	%F	2.05	%F	1.30	%F	1.39%	1.62	%F	1.56%	1.40%		1.60%		1.91%
1.17	%F	1.19%	1.16	%F	1.21	%F	1.35	%F	1.35%	1.34	%F	1.36%	1.35%		1.35%		1.50%
(0.68	)%F	(0.79)%	0.19	%F	(1.57	)%F	(0.80	)%F	(1.01)%	0.23	%F	(1.20)%	(1.16)%		(1.33)%		(1.59)%
(0.69	)%F	(0.78)%	0.38	%F	(0.73	)%F	(0.86	)%F	(0.96)%	0.50	F	(1.00)%	(1.11)%		(1.08)%		(1.18)%
25	%E	39%	6	%E	45	%G	25	%E	39%	6	%E	45%	36%		66%		35%

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class								C Class
	Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24I to Nov. 30, 2012		Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24I to Nov. 30, 2012
	(unaudited)								(unaudited)
Net asset value, beginning of period	$16.91		$12.40		$12.98		$13.07		$16.66		$12.32		$12.91		$13.07

Income from investment operations:
Net investment income (loss)	(0.09)		(0.10)		0.01		(0.07)		(0.09)		(0.13)		0.00		(0.06)
Net gains (losses) from investments (both realized and unrealized)	(0.42)		5.32		0.25		(0.02)		(0.46)		5.18		0.25		(0.10)

Total income (loss) from investment operations	(0.51)		5.22		0.26		(0.09)		(0.55)		5.05		0.25		(0.16)

Less distributions:
Dividends from net investment income	—		0.00		—		—		—		0.00		—		—
Distributions from net realized gains	—		(0.71)		(0.84)		—		—		(0.71)		(0.84)		—
Tax return of capital	—		(0.00	)C	—		—		—		(0.00	)C	—		—

Total distributions	—		(0.71)		(0.84)		—		—		(0.71)		(0.84)		—

Redemption fees added to beneficial interests	—		—		—		—		—		—		—		—

Net asset value, end of period	$16.40		$16.91		$12.40		$12.98		$16.11		$16.66		$12.32		$12.91

Total return D	(3.02	)%E	42.28%		2.01	%E	(0.69	)%E	(3.30	)%E	41.17%		1.94	%E	(1.22	)%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$10,622		$10,942		$3,131		$2,941		$3,041		$2,447		$349		$343
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.56	%F	1.57%		1.79	%F	2.08	%F	2.32	%F	2.33%		3.21	%F	6.15	%F
Expenses, net of reimbursements or recoupments	1.59	%F	1.59%		1.58	%F	1.61	%F	2.34	%F	2.34%		2.33	%F	2.35	%F
Net investment income (loss), before reimbursements or recoupments	(1.07	)%F	(1.18)%		0.04	%F	(1.68	)%F	(1.81	)%F	(1.93)%		(1.36	)%F	5.71	%F
Net investment income (loss), net of reimbursements or recoupments	(1.09	)%F	(1.20)%		0.25	%F	(1.21	)%F	(1.83	)%F	(1.95)%		(0.48	)%F	(1.91	)%F
Portfolio turnover rate	25	%E	39%		6	%E	45	%G	25	%E	39%		6	%E	45	%G

A	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
B	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
H	For purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.
I	Commencement of operations.

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American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended Dec. 31,	One Month Ended Dec. 31,		Year Ended November 30,
	2014		2013	2012		2012B		2011B		2010B		2009B
	(unaudited)
Net asset value, beginning of period	$19.76		$15.38	$15.24		$13.69		$12.44		$9.63		$7.18

Income from investment operations:
Net investment income (loss)	(0.03)		(0.05)	0.02		—	C	(0.10	)D	(0.09	)D	(0.07)
Net gains from investments (both realized and unrealized)	0.52		5.12	0.20		1.55		1.35		2.90		2.52

Total income from investment operations	0.49		5.07	0.22		1.55		1.25		2.81		2.45

Less distributions:
Dividends from net investment income	—		(0.01)	—		—		—		—		—
Distributions from net realized gains	—		(0.66)	(0.08)		—		—		—		—
Tax return of capital	—		(0.02)	—		—		—		—		—

Total distributions	—		(0.69)	(0.08)		—		—		—		—

Redemption fees added to beneficial interests	—		—	—		—		—		—		—

Net asset value, end of period	$20.25		$19.76	$15.38		$15.24		$13.69		$12.44		$9.63

Total return F	2.48	%G	33.14%	1.43	%G	11.32%		10.05%		29.18%		34.12%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$72,697		$63,236	$31,005		$30,503		$13,208		$7,124		$4,552
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.05	%H	1.11%	1.31	%H	1.28%		1.65%		2.27%		3.03%
Expenses, net of reimbursements or recoupments	0.99	%H	0.99%	0.99	%H	1.03%		1.25%		1.25%		1.25%
Net investment income (loss), before reimbursements or recoupments	(0.58	)%H	(0.70)%	1.37	%H	(0.62)%		(1.12)%		(1.81)%		(2.46)%
Net investment income (loss), net of reimbursements or recoupments	(0.52	)%H	(0.58)%	1.69	%H	(0.37)%		(0.72)%		(0.79)%		(0.69)%
Portfolio turnover rate	20	%G	25%	1	%G	27%		30%		20%		29%

A	Commencement of operations.
B	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
C	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
E	Amount represents less than $0.01 per share.
F	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
G	Not annualized.
H	Annualized.
I	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class								Investor Class
Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012		Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Year Ended November 30,
														2012B		2011B		2010B		2009B
(unaudited)								(unaudited)
$19.76		$15.38		$15.23		$15.09		$17.64		$13.83		$13.72		$12.36		$11.26		$8.74		$6.53

(0.01)		(0.08)		0.02		(0.03)		(0.26)		(0.08)		0.02		(0.14	)C	(0.11	)D	(0.10	)D	(0.07)
0.48		5.15		0.21		0.17		0.65		4.58		0.17		1.50		1.21		2.62		2.28

0.47		5.07		0.23		0.14		0.39		4.50		0.19		1.36		1.10		2.52		2.21

—		(0.01)		—		—		—		(0.01)		—		—		—		—		—
—		(0.68)		(0.08)		—		—		(0.68)		(0.08)		—		—		—		—
—		(0.00	)E	—		—		—		(0.00	)E	—		—		—		—		—

—		(0.69)		(0.08)		—		—		(0.69)		(0.08)		—		—		—		—

—		—		—		—		—		—		—		—		—		0.00	E	0.00	E

$20.23		$19.76		$15.38		$15.23		$18.03		$17.64		$13.83		$13.72		$12.36		$11.26		$8.74

2.38	%G	33.14%		1.50	%G	0.93	%G	2.21	%G	32.71%		1.37	%G	11.00%		9.77%		28.83%		33.84%

$3,037		$1,672		$374		$222		$22,050		$31,912		$18,585		$18,092		$20,034		$15,076		$9,637
1.11	%H	1.14%		1.53	%H	3.85	%H	1.28	%H	1.38%		1.68	%H	1.67%		1.91%		2.52%		3.32%
1.09	%H	1.09%		1.09	%H	1.09	%H	1.37	%H	1.37%		1.37	%H	1.40%		1.50%		1.50%		1.50%
(0.63	)%H	(0.73)%		0.69	%H	(3.09	)%H	(0.82	)%H	(0.98)%		0.94	%H	(1.04)%		(1.35)%		(2.06)%		(2.75)%
(0.60	)%H	(0.68)%		1.13	%H	(0.33	)%H	(0.91	)%H	(0.97)%		1.26	%H	(0.76)%		(0.94)%		(1.04)%		(0.93)%
20	%G	25%		1	%G	27	%I	20	%G	25%		1	%G	27%		30%		20%		29%

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class								C Class
	Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012		Six Months Ended June 30, 2014		Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012
	(unaudited)								(unaudited)
Net asset value, beginning of period	$17.61		$13.83		$13.72		$13.62		$17.38		$13.75		$13.63		$13.62

Income from investment operations:
Net investment income (loss)	(0.08)		(0.10)		0.02		(0.05)		(0.09)		(0.16)		0.02		(0.04)
Net gains from investments (both realized and unrealized)	0.47		4.57		0.17		0.15		0.41		4.47		0.18		0.05

Total income from investment operations	0.39		4.47		0.19		0.10		0.32		4.31		0.20		0.01

Less distributions:
Dividends from net investment income	—		(0.01)		—		—		—		0.00		—		—
Distributions from net realized gains	—		(0.68)		(0.08)		—		—		(0.68)		(0.08)		—
Return of capital	—		(0.00	)E	—		—		—		(0.00	)E	—		—

Total distributions	—		(0.69)		(0.08)		—		—		(0.68)		(0.08)		—

Redemption fees added to beneficial interests	—		—		—		—		—		—		—		—

Net asset value, end of period	$18.00		$17.61		$13.83		$13.72		$17.70		$17.38		$13.75		$13.63

Total return F	2.21	%G	32.49%		1.37	%G	0.73	%G	1.84	%G	31.54%		1.45	%G	0.07	%G

Ratios and supplemental data:
Net assets, end of period (in thousands)	$20,216		$18,396		$7,302		$7,063		$2,250		$1,626		$302		$147
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.52	%H	1.56%		1.81	%H	1.83	%H	2.27	%H	2.28%		2.68	%H	14.54	%H
Expenses, net of reimbursements or recoupments	1.49	%H	1.49%		1.49	%H	1.49	%H	2.24	%H	2.24%		2.24	%H	2.24	%H
Net investment income (loss), before reimbursements or recoupments	(1.04	)%H	(1.15)%		0.86	%H	(1.04	)%H	(1.79	)%H	(1.87)%		0.15	%H	(13.65	)%H
Net investment income (loss), net of reimbursements or recoupments	(1.02	)%H	(1.09)%		1.18	%H	(0.70	)%H	(1.75	)%H	(1.84)%		0.59	%H	(1.36	)%H
Portfolio turnover rate	20	%G	25%		1	%G	27	%I	20	%G	25%		1	%G	27	%I

A	Commencement of operations.
B	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
C	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
E	Amount represents less than $0.01 per share.
F	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
G	Not annualized.
H	Annualized.
I	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5, meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds in the Beacon Trust, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund

In considering the renewal of the Management Agreement and Investment Advisory Agreement with Bridgeway Capital Management Inc. (“Bridgeway”) for the American Beacon Bridgeway Large Cap Value Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	2nd Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	1st Quintile

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

(1) The American Beacon Bridgeway Large Cap Value Fund acquired all of the assets of the Bridgeway Large Cap Value Fund, a series of Bridgeway Funds, Inc. (“Acquired Fund”), on February 3, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund; (2) representations by Bridgeway that, for fee rate comparison purposes, it does not manage other accounts in the same strategy as the subadvisor manages the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Bridgeway Large Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Bridgeway Large Cap Value Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Holland Large Cap Growth Fund

In considering the renewal of the Management Agreement and Investment Advisory Agreement with Holland Capital Management LLC (“Holland”) for the American Beacon Holland Large Cap Growth Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2014)

Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	2nd Quintile

(1) The American Beacon Holland Large Cap Growth Fund acquired all of the assets of the Lou Holland Growth Fund, a series of the Forum Funds (“Acquired Fund”), on March 23, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund; (2) information provided by Holland regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Holland Large Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Holland Large Cap Growth Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Stephens Investment Management Group, LLC (“Stephens”) for the American Beacon Stephens Mid-Cap Growth Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	3rd Quintile

(1) The American Beacon Stephens Mid-Cap Growth Fund acquired all of the assets of the Stephens Mid-Cap Growth Fund, a series of Professionally Managed Portfolios (“Acquired Fund”), on February 24, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund; (2) information provided by Stephens regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Stephens Mid-Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Stephens Mid-Cap Growth Fund.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Stephens Investment Management Group, LLC (“Stephens”) for the American Beacon Stephens Small Cap Growth Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five- year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	4th Quintile

(1) The American Beacon Stephens Small Cap Growth Fund acquired all of the assets of Stephens Small Cap Growth Fund, a series of Professionally Managed Portfolios (“Acquired Fund”), on February 24, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund; (2) information provided by Stephens regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Stephens Small Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Stephens Small Cap Growth Fund.

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Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the
Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at
www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.
Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com, approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of
Additional Information, is available free of charge on the Fund’s website
www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the
SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s
Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/14

American Beacon® FUNDS

2014 SEMI-ANNUAL REPORT

JUNE 30, 2014

S&P 500 INDEX FUND

SMALL CAP INDEX FUND - Closed to New Investors

INTERNATIONAL EQUITY INDEX FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability, and differences in accounting standards. Investing in derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when more advantageous. Investing in derivatives could result in losing more than the amount invested. The American Beacon International Equity Index and American Beacon Small Cap Index Funds may be exposed to security lending risk through their investment in their respective Master Portfolio. Please see the prospectus for a complete discussion of these Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2014

Dear Shareholders,

The advance of the stock market during the first half of this year has been marked by remarkable consistency. While the S&P 500 Index has risen by a more-than respectable 7.1% through the first six months of 2014, that increase has happened with almost no day-to-day volatility. The S&P 500 ended the first half of the year on a string of 50 trading days where the index hadn’t moved by more than 1% in either direction. During this same time period, the Russell 2000 Index, which represents small-cap stocks, and the MSCI EAFE Index, representing international stocks, also enjoyed positive returns. The Russell 2000 Index gained 3.2%, and the MSCI EAFE Index gained 4.8%.

After the more than 32% gain the S&P 500 Index posted in 2013, many investors were expecting some sort of correction this year. But we haven’t had that correction, which is technically defined as a drop in the market of 10%.

In fact, we haven’t seen a correction since the summer of 2011. We are now in the midst of the third-longest streak without such a correction in the history of the S&P 500 Index. That is one more sign of this market’s stability.

American Beacon is known for its innovative actively managed funds, but we offer our shareholders a range of index funds as well. In an environment like the current one, where stocks have been making slow but steady progress, we know that index funds are a viable alternative for many investors.

For the six months ended June 30, 2014:

•	The American Beacon S&P 500 Index Fund (Investor Class) returned 6.85%.

•	The American Beacon Small Cap Index Fund (Institutional Class) returned 3.12%.

•	The American Beacon International Equity Index Fund (Institutional Class) returned 4.73%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Sincerely,

Gene L. Needles, Jr. President American Beacon Funds

1

American Beacon S&P 500® Index Fund †

Performance Overview

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, the return of the Investor Class of the American Beacon S&P 500 Index Fund (the “Fund”) was 6.85%, underperforming the S&P 500® Index (the “Index”) return of 7.14%.

Total Returns for the Period ended 6/30/14

	6 Months*	1 Year	5 Years	10 Years
Institutional Class(1,3)	7.05%	24.36%	18.71%	7.67%
Investor Class(1,3)	6.85%	23.87%	18.19%	7.19%
S&P 500 Index (2)	7.14%	24.61%	18.83%	7.78%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratios set forth in the most recent prospectus for the Institutional and Investor Class shares were 0.14% and 0.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report which are based on expenses incurred during the period covered by this report.

Performance Summary provided by SSgA Funds Management, Inc.

A disappointing January brought a number of chillier reports on global economic activity, and the first month of 2014 ended with U.S. stocks hesitating near two-month lows. A weak manufacturing reading in early February served to unnerve investors further, driving averages of larger U.S. equities to the worst levels since late October. But Janet Yellen, newly installed head of the U.S. Federal Reserve (the “Fed”), came across as thoroughgoing and confident in her first opportunity to provide formal testimony before Congress. With policy continuity assured, investors used the remainder of February to lift the S&P 500 back up and over the record levels at which it had traded near the end of 2013. The decision of social media leader Facebook to spend $19 billion on messaging firm WhatsApp seemed to validate the expansive valuations that investors were assigning to the healthcare and technology firms with the best growth prospects. Equities rebounded quickly from a sharp selloff on March 4, when Russian troops asserted control of the Crimean Peninsula. The latest manufacturing surveys in the U.S. and Europe looked reasonably solid, as did the U.S. payroll report for February. Despite a steep decline in copper prices related to Chinese credit concerns, Janet Yellen appeared comfortable enough with the growth outlook that on March 19 she hazarded a rough guess that interest rates might rise as soon as six months after asset purchases were over. Her inadvertent specificity proved more disruptive to bond investors than to equity holders, but the sense of a broadening growth picture had already started to capture the attention of stock traders, who were looking to energy and financial stocks as cheaper beneficiaries of a building economic recovery.

On a more positive note, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led Janet Yellen to espouse dovish flexibility in a New York City speech, while her European Central Bank (“ECB”) counterpart Mario Draghi admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the U.S. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive. Equity markets were generally calm in the early part of May as investors looked past mixed economic news and focused on the M&A deals being announced across a variety of industries. Bond yields traded in a tight range until the middle of the month. About the same time, Draghi announced that he had had enough of the growth wilting combination of low inflation and a strong currency and that the ECB was ready to act. Markets believed him when in July of 2012 he made the now famous “Whatever it takes” comment as evidenced in falling interest rates on weaker sovereign borrowers, and they believe him now. Equities rallied through the end of May and bonds sold off slightly. Later in June, equities began to move lower on news that a previously little known group called the Islamic State of Iraq and Syria, ISIS, threatened to take

2

American Beacon S&P 500® Index Fund †

Performance Overview

June 30, 2014 (Unaudited)

over Baghdad. While the oil production in southern Iraq is not at risk, the headline alone does create concern. Janet Yellen and the Federal Open Market Committee announced no change to rates and the continuation of tapering on June 18th. Markets in the U.S. generally took it in stride and traded up slightly on the news.

On an individual stock level, the top contributors for the reporting period were Apple Inc., Johnson & Johnson, and Wells Fargo Co. Apple has done well this year primarily from continued growth in the iPhone and iPad lines, with more of that growth now coming from overseas. It also enjoyed strong revenue growth from its App Store. Johnson & Johnson experienced continued strength in its pharmaceuticals business and particularly with its hepatitis C drugs over the first half of 2014, while Wells Fargo has steadily climbed by sticking to its straight forward brand of banking, including providing quality lending and mortgage services. The bottom individual security contributors were Amazon.com Inc., Citigroup Inc., and General Electric Co. Amazon had disappointing earnings in the first half of 2014 with investors also seemingly becoming impatient with the company’s strategy of investing in new projects and technologies without clear payoffs. Citigroup shares were down in 2014 as the bank failed the Fed’s stress test in March, and also had its capital plans rejected by the Fed for the second time in four tries. General Electric shares were dragged down by the expensive and prolonged acquisition of French power company Alstom, as well as continuing efforts to streamline its business by divesting unprofitable units.

Portfolio Strategy

The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

Top Ten Holdings (% Net Assets)*

Apple, Inc.	3.2
Exxon Mobil Corporation	2.5
Microsoft Corporation	1.8
Johnson & Johnson	1.7
General Electric Company	1.5
Wells Fargo & Company	1.5
Chevron Corporation	1.4
Berkshire Hathaway Inc. Class B	1.3
JPMorgan Chase & Co.	1.3
Procter & Gamble Company	1.2

*	Percent of the Net Assets of State Street Equity 500 Index Portfolio

Sector Allocation (% Equities)*

Information Technology	18.8
Financials	16.1
Health Care	13.3
Consumer Discretionary	11.9
Industrials	10.9
Energy	10.5
Consumer Staples	9.5
Materials	3.5
Utilities	3.1
Telecommunication Services	2.4

*	Percent of the equities of State Street Equity 500 Index Portfolio
†

S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®” and “500” are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company. The American Beacon S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in this Fund.

3

American Beacon Small Cap Index FundSM

Performance Overview

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, the Institutional Class of the American Beacon Small Cap Index Fund (the “Fund”) posted a return of 3.12%, underperforming the Russell 2000® Index (the “Index”) return of 3.19%.

Total Returns for the Period ended 6/30/14

	6 Months*	1 Year	5 Years	10 Years
Institutional Class(1,3)	3.12%	23.66%	20.18%	8.65%
Russell 2000 Index(2)	3.19%	23.64%	20.21%	8.70%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.

The Russell 2000 Index is an unmanaged index comprising approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000® Index is a registered trademark of Frank Russell Company. One cannot invest directly in an index.

3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.17%. The expense ratio above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the period covered by this report.

Performance Summary provided by BlackRock Investment Management, LLC

U.S. equities, as represented by the Russell 2000 Index, moved higher by 3.19% in the first half of 2014 as investors looked past geopolitical risks to focus on improving economic data and the continuation of easy monetary policy from the U.S. Federal Reserve (the “Fed”).

Despite high valuations resulting from last year’s strong rally, investors continued to favor equities in the first half of 2014, pushing major equity indices to record highs during the period. However, not all segments of the market advanced as many of last year’s winners struggled, including many biotechnology and internet-related companies as well as retailers. Broadly speaking, the new year brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States, also contributed to the sell-off in equities.

U.S. equities were back on the rise in February due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. Additionally, investors were encouraged by market-friendly comments from the new Fed Chairwoman, Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up later in the year.

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Yet, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger and acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to

4

American Beacon Small Cap Index FundSM

Performance Overview

June 30, 2014 (Unaudited)

global oil production. However, a steady stream of mergers and acquisitions again took center stage and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

As the global economy continued its slow recovery, improving U.S. data garnered a good deal of investors’ attention during the period. Following a first quarter of disappointing economic reports, better data in the second quarter ultimately confirmed that the recent weakness had been temporary and largely weather-related. In June, revised gross domestic product (“GDP”) numbers revealed that the U.S. economy had contracted much more than expected in the first quarter. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery has remained generally on track, mixed economic reports in the first half of the year resulted in the World Bank lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

During the first half of the year Energy (up 16.74%), Utilities (up 14.75%) and Healthcare (up 4.76%) were the largest contributors from a total return perspective with Consumer Discretionary (down 2.12%) and Telecommunications Services (down 1.46%) being the largest distractors from a total return perspective.

Portfolio Strategy

The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings (% Net Assets)*

Prosperity Bancshares, Inc.	0.2
Aspen Technology, Inc.	0.2
InterMune, Inc.	0.2
WEX, Inc.	0.2
Isis Pharmaceuticals, Inc.	0.2
Brunswick Corp.	0.2
Tenneco, Inc.	0.2
Ultimate Software Group, Inc.	0.2
PolyOne Corp.	0.2
Investors Bancorp, Inc.	0.2
Total Fund Holdings	1,985

*	Percent of Net Assets of Master Small Cap Index Series

Sector Allocation (% Equities)*

Financials	22.6
Information Technology	17.6
Industrials	13.8
Health Care	13.1
Consumer Discretionary	13.0
Energy	6.2
Materials	5.0
Utilities	3.3
Consumer Staples	3.1
Cash	1.5
Telecommunications	0.8

*	Percent of equity portion of Master Small Cap Index Series

5

American Beacon International Equity Index FundSM

Performance Overview

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, the Institutional Class of the American Beacon International Equity Index Fund (the “Fund”) posted a return of 4.73%, underperforming the MSCI EAFE Index (the “Index”) return of 4.78%.

Total Returns for the Period ended 6/30/14

	6 Months*	1 Year	5 Years	10 Years
Institutional Class(1,3)	4.73%	23.21%	11.57%	6.87%
MSCI EAFE Index(2)	4.78%	23.57%	11.77%	6.93%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.26%. The expense ratio above may vary from the expense ratio presented in other sections of this report, which is based on expenses incurred during the period covered by this report.

Performance Summary provided by BlackRock Investment Management, LLC

International equities, as measured by the Index in U.S. dollar terms, advanced 4.78% in the first half of 2014 as investors looked past geopolitical risks to focus on signs of a strengthening recovery in developed economies, while ongoing stimulus from the world’s largest central banks continued to provide support to financial markets broadly.

Despite high valuations resulting from last year’s strong rally, investors continued to favor equities in the first half of 2014, pushing major equity indices to record highs during the period. However, not all segments of the market advanced as many of last year’s winners struggled, including many biotechnology and internet-related companies. Broadly speaking, the new year brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the U.S. Federal Reserve (the “Fed”) began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States dampened sentiment for the broader global economy.

International equities were back on the rise in February, with a significant surge in European stocks as fourth-quarter European gross domestic product (“GDP”) growth came in slightly higher than expected, driven largely by stronger growth in France and Germany. Signs of a strengthening economic recovery combined with hopes that the European Central Bank (“ECB”) would soon take measures to combat the uncomfortably low level of inflation in the eurozone fueled a rally in Europe’s stock markets.

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Yet, markets were resilient amid heightened expectations for policy action from the ECB given rising deflationary risk. At the same time, improvements in U.S. economic data and corporate earnings lifted investor sentiment broadly, while dovish comments from the Fed helped push the world’s stock markets higher.

The ECB ultimately took policy action in early June, including the implementation of a negative deposit rate, a move that has never before been attempted by a major central bank. In contrast, the Bank of Japan disappointed with its

6

American Beacon International Equity Index FundSM

Performance Overview

June 30, 2014 (Unaudited)

decision to refrain from expanding its asset purchase program even as the nation continued to struggle with slowing economic momentum, causing Japanese equities to lag other developed world markets.

Escalating violence in Iraq pushed oil prices sharply higher in June, resulting in small declines across stock markets globally as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. However, a steady stream of mergers and acquisitions took center stage and, against the backdrop of ongoing stimulus from the Fed and ECB, equity markets soon resumed their upward course.

As the global economy continued its slow recovery, improving data, mainly from the United States, garnered a good deal of investors’ attention during the period. More consistently positive data in the U.S. eventually confirmed that the economy’s recent weakness had been temporary and largely weather-related. China’s decelerating economy began to show signs of stabilization toward the end of the period, as did other emerging countries where central banks took measures to improve financial conditions. In Europe, local economic data and credit conditions continued to show signs of improvement, although weaker purchasing managers’ index (“PMI”) numbers and business climate indicators in the core countries, particularly in France, pointed to the continued fragility of the region’s recovery. A thriving U.K. economy, however, was a bright spot in Europe, as the nation’s unemployment rate ticked lower and the housing market boomed.

U.K. and Japanese stocks, which represent the largest weightings in the Index composition, gained 5.17% and 0.68% (in U.S. dollar terms), respectively, for the six-month period. Other markets with notable weightings in the Index include Switzerland (up 6.93%), France (up 4.65%) and Germany (up 1.31%). Of the 21 developed markets represented in the Index, the strongest performers were Israel (up 21.09%), Denmark (up 19.72%), New Zealand (up 14.98%), Italy (up 14.45%), Spain (up 12.29%), Norway (up 12.26%) and Australia (up 8.82%). Austria was the only market in the Index to produce negative results for the period (down 3.36%).

Portfolio Strategy

The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings (% Net Assets)*

Nestle S.A.	1.8
Roche Holding Ltd.	1.5
Novartis AG	1.5
HSBC Holdings PLC	1.4
Toyota Motor Corp.	1.2
BP PLC	1.2
Royal Dutch Shell PLC	1.2
Total S.A.	1.1
GlaxoSmithKline PLC	0.9
Sanofi S.A.	0.9
Total Fund Holdings	944

*	Percent of Net Assets of the Master International Index Series

Sector Allocation (% Long-Term Investments)*

Financials	24.7
Industrials	12.4
Consumer Discretionary	11.6
Consumer Staples	10.8
Health Care	10.3
Materials	7.8
Energy	7.1
Telecommunications	4.8
Information Technology	4.3
Utilities	3.8
Other	2.4

*	Percent of equity portion of Master International Index Series

All Country Weightings (% of Long-Term Investments)*

Japan	20.2
United Kingdom	18.6
France	10.1
Switzerland	9.6
Germany	9.2
Australia	7.7
Netherlands	4.7
Spain	3.7
Sweden	3.0
Hong Kong	2.8
Italy	2.5
Denmark	1.5
Singapore	1.4
Belgium	1.2
Norway	0.9
Finland	0.9
Ireland	0.8
Israel	0.5
Austria	0.3
Portugal	0.2
New Zealand	0.1

*	Percent of equity portion of Master International Index Series

7

American Beacon FundsSM

Fund Expenses

June 30, 2014 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” row to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Actual

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 1/1/14	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 1/1/14	$1,000.00
Ending Account Value 6/30/14	$1,070.51	$1,031.23	$1,047.29	Ending Account Value 6/30/14	$1,068.45
Expenses Paid During Period* 1/1/14 - 6/30/14	$0.67	$0.91	$1.07	Expenses Paid During Period* 1/1/14 - 6/30/14	$3.03
Annualized Expense Ratio	0.13%	0.18%	0.21%	Annualized Expense Ratio	0.59%

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Expenses Paid During Period” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Hypothetical

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 1/1/14	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 1/1/14	$1,000.00
Ending Account Value 6/30/14	$1,024.15	$1,023.90	$1,023.75	Ending Account Value 6/30/14	$1,021.87
Expenses Paid During Period* 1/1/14 - 6/30/14	$0.65	$0.90	$1.05	Expenses Paid During Period* 1/1/14 - 6/30/14	$2.96
Annualized Expense Ratio	0.13%	0.18%	0.21%	Annualized Expense Ratio	0.59%

*	Expenses are equal to each Fund’s annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

8

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

	S&P 500 Index Fund	Small Cap Index Fund		International Equity Index Fund
Assets:
Investment in Portfolio, at fair value	$1,105,816		$160,160		$693,419
Receivable for fund shares sold	18,484		52		1,491
Prepaid expenses	22		9		15

Total assets	1,124,322		160,221		694,925

Liabilities:
Payable for fund shares redeemed	488		1,090		132
Administrative service and service fees payable (Note 2)	55		6		27
Printing fees payable	43		23		33
Professional fees payable	34		15		23
Sub-administration fees payable	—		2		187
Transfer agent fees payable	13		3		6
Trustee fees payable	14		3		10
Other liabilities	7		6		9

Total liabilities	654		1,148		427

Net Assets	$1,123,668		$159,073		$694,498

Analysis of Net Assets:
Paid-in-capital	783,690		101,871		623,459
Undistributed net investment income	5,496		1,335		15,386
Accumulated net realized gain (loss)	(48,128)		3,830		(85,326)
Unrealized net appreciation of investments	383,141		51,998		140,904
Unrealized net appreciation foreign currency contracts	—		—		121
Unrealized net appreciation (depreciation) of futures contracts	(531)		39		(46)

Net assets	$1,123,668		$159,073		$694,498

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	40,760,964		8,308,740		58,066,706

Investor Class	1,250,243		N/A		N/A

Net assets (not in thousands):
Institutional Class	$1,090,541,215		$159,072,954		$694,497,973

Investor Class	$33,126,327	$	N/A	$	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$26.75		$19.15		$11.96

Investor Class	$26.50	$	N/A	$	N/A

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios

9

American Beacon FundsSM

Statements of Operations

For the Six Months ended June 30, 2014 (Unaudited) (in thousands)

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Investment Income (expense) Allocated From Portfolio:
Dividend income (net of foreign taxes)A	$10,143	$1,441	$16,840
Interest income	7	1	—
Securities lending income	—	197	16
Portfolio expenses (net of fees waived)B	(226)	(97)	(189)

Net investment income allocated from Portfolio	9,924	1,542	16,667

Fund Expenses:
Administrative service fees (Note 2):
Institutional Class	243	68	160
Investor Class	38	—	—
Sub-administrative service fees:
Institutional Class	—	12	177
Transfer agent fees:
Institutional Class	17	5	21
Investor Class	2	—	—
Custody and accounting fees	6	6	6
Professional fees	29	16	25
Registration fees	17	4	13
Service fees - Investor Class (Note 2)	38	—	—
Printing expense	49	22	41
Trustee fees	27	7	17
Insurance expense	7	2	5
Other expenses	17	5	24

Total fund expenses	490	147	489

Net investment income	9,434	1,395	16,178

Realized and unrealized gain (loss) allocated from master portfolio
Net realized gain (loss) from:
Investments	2,047	6,824	(914)
Foreign currency transactions	—	—	33
Futures contracts	1,943	533	699
Change in net unrealized appreciation or (depreciation) of:
Investments	58,295	(5,462)	14,739
Foreign currency transactions	—	—	7
Futures contracts	(273)	(256)	(363)

Net gain on investments	62,012	1,639	14,201

Net increase in net assets resulting from operations	$71,446	$3,034	$30,379

A Foreign taxes	$25	$2	$1,551
B Fees waived by Master Portfolio	$—	$1	$3

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios

10

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	S&P 500 Index Fund		Small Cap Index Fund		International Equity Index Fund
	Six Months ended June 30, 2014	Year ended December 31, 2013	Six Months ended June 30, 2014	Year ended December 31, 2013	Six Months ended June 30, 2014	Year ended December 31, 2013
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$9,434	$15,985	$1,395	$2,969	$16,178	$15,493
Net realized gain (loss) from investments, foreign currency, and futures contracts	3,990	9,149	7,357	11,666	(182)	(5,561)
Change in net unrealized appreciation or (depreciation) of investments and futures contracts	58,022	202,048	(5,718)	56,569	14,383	96,462

Net increase in net assets resulting from operations	71,446	227,182	3,034	71,204	30,379	106,394

Distributions to Shareholders:
Net investment income:
Institutional Class	(4,369)	(15,320)	—	(3,043)	—	(16,049)
Investor Class	(120)	(353)	—	—	—	—

Total distributions to shareholders	(4,489)	(15,673)	—	(3,043)	—	(16,049)

Proceeds from sales of shares	118,960	182,996	36,005	103,919	72,900	182,715
Reinvestment of dividends and distributions	4,441	15,523	—	3,043	—	15,707
Cost of shares redeemed	(36,929)	(107,420)	(165,521)	(76,228)	(38,518)	(139,930)

Net increase (decrease) in net assets from capital share transactions	86,472	91,099	(129,516)	30,734	34,382	58,492

Net increase (decrease) in net assets	153,429	302,608	(126,482)	98,895	64,761	148,837

Net Assets:
Beginning of period	970,239	667,631	285,555	186,660	629,737	480,900

End of Period *	$1,123,668	$970,239	$159,073	$285,555	$694,498	$629,737

*Includes undistributed net investment income (loss) of	$5,496	$551	$1,335	$(60)	$15,386	$(1,307)

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios

11

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-eight Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a “Portfolio” and collectively the “Portfolios”) are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund’s proportionate interest in the net assets of the corresponding Portfolio.

American Beacon:	Portfolios:	% of Portfolio Held by Fund at June 30, 2014
S&P 500 Index Fund	State Street Equity 500 Index Portfolio	36.68%
Small Cap Index Fund	Master Small Cap Index Series	21.25%
International Equity Index Fund	Master International Index Series	62.02%

The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Class Disclosure

The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Investor Class	General public and investors investing through an intermediary

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

12

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Sub-administration Agreement

The Trust, the Manager and BlackRock Advisors, LLC (“BlackRock”) entered into a Sub-administration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

3. Security Valuation and Fair Value Measurements

U.S. Generally Accepted Accounting Principals (“U.S. GAAP”) defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ policy is to fair value its financial instruments in the Portfolios at fair value based on the Fund’s apportionate interest in the net assets of the Portfolios. Valuation of securities held by the Portfolios is discussed in the accompanying Notes to the Financial Statements of the respective Portfolios attached.

Investment Income

Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

Dividends to Shareholders

Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Valuation of Shares

The price per share is calculated on each day on which shares are offered for sale. NAV per share is computed by dividing the value of each Fund’s total assets (which includes the value of the Fund’s investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

13

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid during were as follows (in thousands):

	S&P 500 Index		Small Cap Index		International Equity Index
	Six Months Ended June 30, 2014	Year Ended December 31, 2013	Six Months Ended June 30, 2014	Year Ended December 31, 2013	Six Months Ended June 30, 2014	Year Ended December 31, 2013
	(unaudited)		(unaudited)		(unaudited)
Distributions paid from:
Ordinary income
Institutional Class	$4,369	$15,320	$—	$3,043	$—	$16,049
Investor Class	120	353	—	—	—	—

Total distributions paid	$4,489	$15,673	$—	$3,043	$—	$16,049

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

14

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Losses incurred for the year ended December 31, 2013 that will be carried forward under the provisions of RIC MOD are as follows:

Loss Carryforward Character
Fund	Short term	Long term	Total
S&P 500 Index Fund	$—	$—	$—
Small Cap Index Fund	—	—	—
International Equity Index Fund	1,357	45,539	46,896

Capital losses prior to the provisions of RIC MOD which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, which ever occurs first (in thousands) are as follows:

Fund	2016	2017	2018	Total
S&P 500 Index Fund	$1,749	28,055	$4,955	$34,759
Small Cap Index Fund	—	—	1,060	1,060
International Equity Index Fund	9,746	13,890	5,259	28,895

5. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Six Months ended June 30, 2014

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	4,185	$107,474	456	$11,486
Reinvestment of dividends	169	4,325	5	116
Shares redeemed	(1,118)	(28,190)	(348)	(8,739)

Net increase in shares outstanding	3,236	$83,609	113	$2,863

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	1,948	$36,005
Reinvestment of dividends	—	—
Shares redeemed	(9,017)	(165,521)

Net (decrease) in shares outstanding	(7,069)	$(129,516)

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	6,339	$72,900
Reinvestment of dividends	—	—
Shares redeemed	(3,372)	(38,518)

Net increase in shares outstanding	2,967	$34,382

For the Year ended December 31, 2013

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	7,589	$168,981	639	$14,015
Reinvestment of dividends	668	15,185	15	338
Shares redeemed	(4,301)	(97,139)	(464)	(10,281)

Net increase in shares outstanding	3,956	$87,027	190	$4,072

15

American Beacon FundsSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	6,352	$103,919
Reinvestment of dividends	166	3,043
Shares redeemed	(4,942)	(76,228)

Net increase in shares outstanding	1,576	$30,734

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	17,486	$182,715
Reinvestment of dividends	1,413	15,707
Shares redeemed	(13,620)	(139,930)

Net increase in shares outstanding	5,279	$58,492

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17

American Beacon S&P 500 Index Fund

Financial Highlights

(For a share outstanding throughout each period)

	Institutional Class
	Six Months ended June 30,		Year Ended December 31,
	2014		2013	2012	2011		2010	2009
	(unaudited)
Net asset value, beginning of period	$25.10		$19.35	$17.05	$17.07		$15.15	$12.21

Income from investment operations:
Net investment income:A	0.23		0.43	0.39	0.34		0.29	0.30
Net gain (loss) from investments (both realized and unrealized)	1.53		5.74	2.31	(0.02)		1.95	2.91

Total income from investment operations	1.76		6.17	2.70	0.32		2.24	3.21

Less distributions:
Dividends from net investment income	(0.11)		(0.42)	(0.40)	(0.34)		(0.32)	(0.27)
Tax return of capital	—		—	—	(0.00	)B	—	—

Total distributions	(0.11)		(0.42)	(0.40)	(0.34)		(0.32)	(0.27)

Net asset value, end of period	$26.75		$25.10	$19.35	$17.05		$17.07	$15.15

Total return C	7.05	%D	32.15%	15.87%	1.92%		14.96%	26.70%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,090,541		$941,930	$649,457	$422,337		$381,592	$316,975
Ratios to average net assets:A
Expenses, including expenses allocated from the master portfolio	0.13	%E	0.14%	0.15%	0.16%		0.13%	0.15%
Net investment income	1.89	%E	1.95%	2.19%	1.95%		1.90%	2.39%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amount is less than $0.01 per share.
C

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

18

American Beacon S&P 500 Index Fund

Financial Highlights

(For a share outstanding throughout each period)

Investor Class
Six Months ended June 30,		Year Ended December 31,
2014		2013	2012	2011		2010	2009
(unaudited)

$24.89		$19.19	$16.82	$16.88		$15.00	$12.06

0.19		0.37	0.31	0.22		0.15	0.33

1.51		5.65	2.25	0.02		1.99	2.80

1.70		6.02	2.56	0.24		2.14	3.13

(0.09)		(0.32)	(0.19)	(0.30)		(0.26)	(0.19)
—		—	—	(0.00	)B	—	—

(0.09)		(0.32)	(0.19)	(0.30)		(0.26)	(0.19)

$26.50		$24.89	$19.19	$16.82		$16.88	$15.00

6.85	%D	31.56%	15.25%	1.44%		14.43%	26.26%

$33,127		$28,309	$18,174	$16,154		$17,707	$22,261

0.59	%E	0.60%	0.63%	0.64%		0.60%	0.60%

1.41	%E	1.48%	1.67%	1.44%		1.42%	2.01%

19

American Beacon Small Cap Index FundSM

Financial Highlights

(For a share outstanding throughout each period)

	Institutional Class
	Six Months ended June 30,		Year Ended December 31,
	2014		2013	2012		2011		2010		2009
	(unaudited)
Net asset value, beginning of period	$18.57		$13.52	$11.86		$12.64		$10.06		$8.00

Income from investment operations:
Net investment income A	0.08		0.22	0.21		0.19		0.13		0.10
Net gain (loss) on investments and futures transactions (both realized and unrealized)	0.50		5.05	1.73		(0.76)		2.59		2.08

Total income (loss) from investment operations	0.58		5.27	1.94		(0.57)		2.72		2.18

Less distributions:
Dividends from net investment income	—		(0.22)	(0.18)		(0.21)		(0.13)		(0.11)
Tax return of capital	—		—	(0.10	)B	0.00	BC	(0.01	)B	(0.01	)B

Total distributions	—		(0.22)	(0.28)		(0.21)		(0.14)		(0.12)

Net asset value, end of period	$19.15		$18.57	$13.52		$11.86		$12.64		$10.06

Total return D	3.12	%E	38.98%	16.36%		(4.54)%		27.05%		27.21%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$159,073		$285,555	$186,660		$43,157		$93,138		$39,958
Ratios to average net assets:A
Expenses, including expenses allocated from the master portfolio	0.18	%F	0.17%	0.21%		0.26%		0.18%		0.23%
Net investment income	1.03	%F	1.34%	2.23%		1.04%		1.21%		1.18%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.
C	Amount is less than $0.01 per share
D

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

20

American Beacon International Equity Index FundSM

Financial Highlights

(For a share outstanding throughout each period)

	Institutional Class
	Six Months ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$11.43		$9.65	$8.36	$9.87	$9.38	$7.46

Income from investment operations:
Net investment income A	0.28		0.29	0.25	0.29	0.22	0.21
Net gain (loss) from investments, foreign currency and futures transactions (both realized and unrealized)	0.25		1.79	1.29	(1.51)	0.49	1.93

Total income (loss) from investment operations	0.53		2.08	1.54	(1.22)	0.71	2.14

Less distributions:
Dividends from net investment income	—		(0.30)	(0.25)	(0.29)	(0.22)	(0.22)

Total distributions	—		(0.30)	(0.25)	(0.29)	(0.22)	(0.22)

Net asset value, end of period	$11.96		$11.43	$9.65	$8.36	$9.87	$9.38

Total return B	4.64	%C	21.66%	18.42%	(12.29)%	7.57%	28.72%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$694,498		$629,737	$480,900	$321,592	$326,055	$280,110
Ratios to average net assets: A
Expenses, including expenses allocated from the master portfolio	0.21	%D	0.26%	0.19%	0.24%	0.21%	0.23%
Net investment income	5.04	%D	2.80%	3.28%	3.26%	2.66%	2.66%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.
B

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

21

American Beacon FundsSM

Disclosure Regarding the Board of Trustees’ Approval of the

Management Agreements of the Funds (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•

for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•

information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•

information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

22

American Beacon FundsSM

Disclosure Regarding the Board of Trustees’ Approval of the

Management Agreements of the Funds (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

23

American Beacon FundsSM

Disclosure Regarding the Board of Trustees’ Approval of the

Management Agreements of the Funds (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon International Equity Index Fund

In considering the renewal of the Management Agreement for the American Beacon International Equity Index Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

24

American Beacon FundsSM

Disclosure Regarding the Board of Trustees’ Approval of the

Management Agreements of the Funds (Unaudited)

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon International Equity Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon International Equity Index Fund.

Additional Considerations and Conclusions with Respect to the American Beacon S&P 500 Index Fund

In considering the renewal of the Management Agreement for the American Beacon S&P 500 Index Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking - Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon S&P 500 Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon S&P 500 Index Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Index Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Index Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking - Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Small Cap Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Small Cap Index Fund.

25

State Street Equity 500 Index Portfolio

Semi-Annual Report

June 30, 2014

26

State Street Equity 500 Index Portfolio

Portfolio of Investments

June 30, 2014 (Unaudited)

	Shares	Market Value
COMMON STOCKS – 97.2%
Consumer Discretionary – 12.2%
Amazon.com, Inc.(a)	61,692	$20,036,328
AutoNation, Inc.(a)	10,363	618,464
AutoZone, Inc.(a)	5,764	3,090,887
Bed Bath & Beyond, Inc.(a)	36,545	2,096,952
Best Buy Co., Inc.	42,119	1,306,110
BorgWarner, Inc.	37,000	2,412,030
Cablevision Systems Corp.	35,600	628,340
CarMax, Inc.(a)	37,200	1,934,772
Carnival Corp.	70,650	2,659,973
CBS Corp. Class B	86,903	5,400,152
Chipotle Mexican Grill, Inc.(a)	5,100	3,021,801
Coach, Inc.	44,828	1,532,669
Comcast Corp. Class A	431,648	23,170,865
D.R. Horton, Inc.	46,076	1,132,548
Darden Restaurants, Inc.	20,588	952,607
Delphi Automotive PLC	45,500	3,127,670
DIRECTV(a)	79,577	6,764,841
Discovery Communications, Inc. Class A(a)	37,200	2,763,216
Dollar General Corp.(a)	48,200	2,764,752
Dollar Tree, Inc.(a)	35,000	1,906,100
eBay, Inc.(a)	188,903	9,456,484
Expedia, Inc.	17,357	1,367,037
Family Dollar Stores, Inc.	15,558	1,029,006
Ford Motor Co.	644,398	11,109,422
Fossil Group, Inc.(a)	8,800	919,776
GameStop Corp. Class A	19,500	789,165
Gannett Co., Inc.	39,574	1,239,062
Gap, Inc.	44,098	1,833,154
Garmin Ltd.	22,600	1,376,340
General Motors Co.	216,300	7,851,690
Genuine Parts Co.	25,209	2,213,350
Goodyear Tire & Rubber Co.	47,157	1,310,021
Graham Holdings Co. Class B	660	473,953
H&R Block, Inc.	43,615	1,461,975
Harley-Davidson, Inc.	35,801	2,500,700
Harman International Industries, Inc.	12,021	1,291,416
Hasbro, Inc.	17,825	945,616
Home Depot, Inc.	226,812	18,362,700
Host Hotels & Resorts, Inc.	131,321	2,890,375
Interpublic Group of Cos., Inc.	71,894	1,402,652
Johnson Controls, Inc.	107,886	5,386,748
Kohl’s Corp.	34,533	1,819,198
L Brands, Inc.	39,567	2,321,000
Lennar Corp. Class A	25,931	1,088,583
Lowe’s Cos., Inc.	164,062	7,873,335
Macy’s, Inc.	61,423	3,563,763
Marriott International, Inc. Class A	39,050	2,503,105
Mattel, Inc.	55,276	2,154,106
McDonald’s Corp.	164,525	16,574,249
McGraw Hill Financial, Inc.	44,366	3,683,709
Michael Kors Holdings, Ltd.(a)	29,100	2,579,715
Mohawk Industries, Inc.(a)	9,900	1,369,566
Netflix, Inc.(a)	10,200	4,494,120
Newell Rubbermaid, Inc.	47,893	1,484,204
News Corp. Class A(a)	80,202	1,438,824
NIKE, Inc. Class B	121,604	9,430,390
Nordstrom, Inc.	23,633	1,605,390

	Shares	Market Value
O’Reilly Automotive, Inc.(a)	17,700	$2,665,620
Omnicom Group, Inc.	41,741	2,972,794
PetSmart, Inc.	17,300	1,034,540
PulteGroup, Inc.	54,705	1,102,853
PVH Corp.	13,000	1,515,800
Ralph Lauren Corp.	9,515	1,528,965
Ross Stores, Inc.	35,900	2,374,067
Scripps Networks Interactive, Inc. Class A	17,635	1,430,904
Snap-on, Inc.	9,212	1,091,806
Stanley Black & Decker, Inc.	25,707	2,257,589
Staples, Inc.	110,033	1,192,758
Starbucks Corp.	123,161	9,530,198
Starwood Hotels & Resorts Worldwide, Inc.	31,247	2,525,383
Target Corp.	102,816	5,958,187
The Priceline Group, Inc.(a)	8,590	10,333,770
Tiffany & Co.	18,580	1,862,645
Time Warner Cable, Inc.	46,071	6,786,258
Time Warner, Inc.	144,091	10,122,393
TJX Cos., Inc.	117,012	6,219,188
Tractor Supply Co.	22,500	1,359,000
TripAdvisor, Inc.(a)	18,157	1,972,940
Twenty-First Century Fox, Inc.	315,909	11,104,201
Under Armour, Inc. Class A(a)	26,200	1,558,638
Urban Outfitters, Inc.(a)	18,300	619,638
V.F. Corp.	57,572	3,627,036
Viacom, Inc. Class B	64,522	5,595,993
Walt Disney Co.	264,445	22,673,514
Whirlpool Corp.	12,661	1,762,664
Wyndham Worldwide Corp.	22,699	1,718,768
Wynn Resorts, Ltd.	12,700	2,636,012
Yum! Brands, Inc.	72,292	5,870,110

		359,519,208

Consumer Staples – 9.1%
Altria Group, Inc.	326,499	13,693,368
Archer-Daniels-Midland Co.	107,024	4,720,829
Avon Products, Inc.	67,660	988,513
Brown-Forman Corp. Class B	26,182	2,465,559
Campbell Soup Co.	28,865	1,322,306
Clorox Co.	20,543	1,877,630
Coca-Cola Co.	625,122	26,480,168
Coca-Cola Enterprises, Inc.	40,801	1,949,472
Colgate-Palmolive Co.	143,202	9,763,512
ConAgra Foods, Inc.	68,575	2,035,306
Constellation Brands, Inc. Class A(a)	26,926	2,372,988
Costco Wholesale Corp.	71,489	8,232,673
CVS Caremark Corp.	192,032	14,473,452
Dr Pepper Snapple Group, Inc.	32,700	1,915,566
Estee Lauder Cos., Inc. Class A	41,204	3,059,809
General Mills, Inc.	103,664	5,446,507
Hormel Foods Corp.	21,200	1,046,220
Kellogg Co.	41,835	2,748,559
Keurig Green Mountain, Inc.	20,900	2,604,349
Kimberly-Clark Corp.	61,800	6,873,396
Kraft Foods Group, Inc.	96,669	5,795,307
Kroger Co.	84,176	4,160,820
Lorillard, Inc.	61,383	3,742,522
McCormick & Co., Inc.	20,753	1,485,707

See Notes to Financial Statements.

27

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2014 (Unaudited)

	Shares	Market Value
COMMON STOCKS – (continued)
Consumer Staples – (continued)
Molson Coors Brewing Co. Class B	25,162	$1,866,014
Mondelez International, Inc. Class A	281,909	10,602,597
Monster Beverage Corp.(a)	22,700	1,612,381
PepsiCo, Inc.	249,054	22,250,484
Philip Morris International, Inc.	259,499	21,878,361
Procter & Gamble Co.	445,019	34,974,043
Reynolds American, Inc.	52,074	3,142,666
Safeway, Inc.	37,164	1,276,212
Sysco Corp.	95,709	3,584,302
The Hershey Co.	24,282	2,364,338
The J.M. Smucker Co.	17,160	1,828,741
Tyson Foods, Inc. Class A	44,235	1,660,582
Wal-Mart Stores, Inc.	265,102	19,901,207
Walgreen Co.	143,318	10,624,163
Whole Foods Market, Inc.	60,066	2,320,350

		269,140,979

Energy – 10.5%
Anadarko Petroleum Corp.	84,626	9,264,008
Apache Corp.	65,125	6,552,878
Baker Hughes, Inc.	71,973	5,358,390
Cabot Oil & Gas Corp.	67,500	2,304,450
Cameron International Corp.(a)	35,200	2,383,392
Chesapeake Energy Corp.	83,182	2,585,297
Chevron Corp.(b)	313,046	40,868,155
Cimarex Energy Co.	15,300	2,194,938
ConocoPhillips	204,230	17,508,638
Consol Energy, Inc.	37,173	1,712,560
Denbury Resources, Inc.	61,500	1,135,290
Devon Energy Corp.	63,951	5,077,709
Diamond Offshore Drilling, Inc.	11,500	570,745
Ensco PLC Class A	38,000	2,111,660
EOG Resources, Inc.	89,834	10,498,001
EQT Corp.	24,100	2,576,290
ExxonMobil Corp.(b)	709,847	71,467,396
FMC Technologies, Inc.(a)	38,600	2,357,302
Halliburton Co.	138,434	9,830,198
Helmerich & Payne, Inc.	17,300	2,008,703
Hess Corp.	44,301	4,380,926
Kinder Morgan, Inc.	108,526	3,935,153
Marathon Oil Corp.	115,177	4,597,866
Marathon Petroleum Corp.	47,488	3,707,388
Murphy Oil Corp.	28,841	1,917,350
Nabors Industries, Ltd.	48,204	1,415,751
National Oilwell Varco, Inc.	70,757	5,826,839
Newfield Exploration Co.(a)	20,600	910,520
Noble Corp. PLC	39,400	1,322,264
Noble Energy, Inc.	57,920	4,486,483
Occidental Petroleum Corp.	128,644	13,202,734
Peabody Energy Corp.	44,124	721,427
Phillips 66	94,965	7,638,035
Pioneer Natural Resources Co.	23,600	5,423,516
QEP Resources, Inc.	27,068	933,846
Range Resources Corp.	26,600	2,312,870
Rowan Cos. PLC Class A	19,620	626,467
Schlumberger, Ltd.	216,158	25,495,836
Southwestern Energy Co.(a)	56,300	2,561,087

	Shares	Market Value
Spectra Energy Corp.	107,798	$4,579,259
Tesoro Corp.	23,165	1,359,091
Transocean, Ltd.	55,100	2,481,153
Valero Energy Corp.	87,909	4,404,241
Williams Cos., Inc. (The)	121,868	7,093,936

		309,700,038

Financials – 16.3%
ACE, Ltd.	55,500	5,755,350
Affiliated Managers Group, Inc.(a)	9,100	1,869,120
AFLAC, Inc.	75,490	4,699,253
Allstate Corp.	73,906	4,339,760
American Express Co.	149,664	14,198,624
American International Group, Inc.	239,833	13,090,085
American Tower Corp. REIT	64,100	5,767,718
Ameriprise Financial, Inc.	32,307	3,876,840
Aon PLC	49,547	4,463,689
Apartment Investment & Management Co. Class A	22,952	740,661
Assurant, Inc.	12,531	821,407
AvalonBay Communities, Inc.	19,298	2,743,983
Bank of America Corp.	1,729,471	26,581,969
BB&T Corp.	122,170	4,817,163
Berkshire Hathaway, Inc. Class B(a)	297,303	37,626,668
BlackRock, Inc.	20,434	6,530,706
Boston Properties, Inc.	24,767	2,926,964
Capital One Financial Corp.	94,163	7,777,864
CBRE Group, Inc.(a)	49,575	1,588,383
Charles Schwab Corp.	192,593	5,186,529
Chubb Corp.	41,475	3,822,751
Cincinnati Financial Corp.	23,114	1,110,397
Citigroup, Inc.	504,220	23,748,762
CME Group, Inc.	50,655	3,593,972
Comerica, Inc.	29,944	1,501,991
Discover Financial Services	79,005	4,896,730
E*TRADE Financial Corp.(a)	44,931	955,233
Equity Residential	54,057	3,405,591
Essex Property Trust, Inc.	10,000	1,849,100
Fifth Third Bancorp	141,716	3,025,637
Franklin Resources, Inc.	66,840	3,866,026
General Growth Properties, Inc. REIT	90,400	2,129,824
Genworth Financial, Inc. Class A(a)	82,251	1,431,167
Goldman Sachs Group, Inc.	69,034	11,559,053
Hartford Financial Services Group, Inc.	74,097	2,653,414
HCP, Inc.	73,400	3,037,292
Health Care REIT, Inc.	50,700	3,177,369
Hudson City Bancorp, Inc.	76,692	753,882
Huntington Bancshares, Inc.	141,956	1,354,260
Intercontinental Exchange , Inc.	18,862	3,563,032
Invesco Ltd.	72,200	2,725,550
J.P. Morgan Chase & Co.	622,415	35,863,552
KeyCorp	148,675	2,130,513
Kimco Realty Corp.	66,569	1,529,756
Legg Mason, Inc.	18,042	925,735
Leucadia National Corp.	55,236	1,448,288
Lincoln National Corp.	42,992	2,211,508

See Notes to Financial Statements.

28

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2014 (Unaudited)

	Shares	Market Value
COMMON STOCKS – (continued)
Financials – (continued)
Loews Corp.	49,231	$2,166,656
M&T Bank Corp.	20,937	2,597,235
Marsh & McLennan Cos., Inc.	88,553	4,588,816
Mastercard, Inc. Class A	167,700	12,320,919
MetLife, Inc.	183,696	10,206,150
Moody’s Corp.	31,466	2,758,310
Morgan Stanley	230,630	7,456,268
NASDAQ OMX Group, Inc.	18,400	710,608
Navient Corp.	69,254	1,226,488
Northern Trust Corp.	36,406	2,337,629
Paychex, Inc.	52,838	2,195,947
People’s United Financial, Inc.	57,000	864,690
PNC Financial Services Group, Inc.	87,717	7,811,199
Principal Financial Group, Inc.	43,391	2,190,378
Progressive Corp.	88,101	2,234,241
ProLogis, Inc.	81,099	3,332,358
Prudential Financial, Inc.	75,539	6,705,597
Public Storage, Inc.	24,787	4,247,252
Regions Financial Corp.	226,389	2,404,251
Simon Property Group, Inc.	50,815	8,449,518
State Street Corp.(c)	72,725	4,891,483
SunTrust Banks, Inc.	86,518	3,465,911
T. Rowe Price Group, Inc.	42,275	3,568,433
The Bank of New York Mellon Corp.	187,085	7,011,946
The Macerich Co. REIT	21,800	1,455,150
Torchmark Corp.	14,931	1,223,148
Total System Services, Inc.	26,575	834,721
Travelers Cos., Inc.	57,304	5,390,587
U.S. Bancorp	302,752	13,115,217
Unum Group	40,929	1,422,692
Ventas, Inc.	46,600	2,987,060
Visa, Inc. Class A	82,400	17,362,504
Vornado Realty Trust	28,014	2,989,934
Wells Fargo & Co.	791,049	41,577,535
Western Union Co.	86,585	1,501,384
XL Group PLC	44,968	1,471,803
Zions Bancorp.	30,453	897,450

		481,644,589

Health Care – 12.6%
Abbott Laboratories	252,406	10,323,405
AbbVie, Inc.	261,506	14,759,399
Actavis PLC(a)	28,646	6,389,490
Aetna, Inc.	60,559	4,910,124
Alexion Pharmaceuticals, Inc.(a)	32,400	5,062,500
Allergan, Inc.	49,192	8,324,270
AmerisourceBergen Corp.	36,686	2,665,605
Amgen, Inc.	125,745	14,884,436
Baxter International, Inc.	88,461	6,395,730
Becton Dickinson and Co.	31,397	3,714,265
Biogen Idec, Inc.(a)	39,431	12,432,989
Boston Scientific Corp.(a)	219,034	2,797,064
Bristol-Myers Squibb Co.	275,516	13,365,281
C.R. Bard, Inc.	12,897	1,844,400
Cardinal Health, Inc.	56,757	3,891,260
CareFusion Corp.(a)	33,878	1,502,489
Celgene Corp.(a)	133,636	11,476,660

	Shares	Market Value
Cerner Corp.(a)	50,100	$2,584,158
CIGNA Corp.	45,996	4,230,252
Covidien PLC	75,000	6,763,500
DaVita HealthCare Partners, Inc.(a)	30,700	2,220,224
Dentsply International, Inc.	23,300	1,103,255
Edwards Lifesciences Corp.(a)	19,000	1,630,960
Eli Lilly & Co.	160,675	9,989,165
Express Scripts Holding Co.(a)	126,114	8,743,484
Forest Laboratories, Inc.(a)	39,502	3,910,698
Gilead Sciences, Inc.(a)	255,098	21,150,175
Hospira, Inc.(a)	25,303	1,299,815
Humana, Inc.	25,207	3,219,438
Intuitive Surgical, Inc.(a)	6,300	2,594,340
Johnson & Johnson	466,649	48,820,818
Laboratory Corp. of America Holdings(a)	15,422	1,579,213
McKesson Corp.	38,855	7,235,190
Mead Johnson Nutrition Co.	32,618	3,039,019
Medtronic, Inc.	167,078	10,652,893
Merck & Co., Inc.	480,670	27,806,760
Mylan, Inc.(a)	63,209	3,259,056
Patterson Cos., Inc.	12,894	509,442
Perrigo Co. PLC	22,200	3,235,872
Pfizer, Inc.	1,049,081	31,136,724
Quest Diagnostics, Inc.	25,600	1,502,464
Regeneron Pharmaceuticals, Inc.(a)	13,700	3,869,839
St. Jude Medical, Inc.	46,626	3,228,851
Stryker Corp.	48,289	4,071,728
Tenet Healthcare Corp.(a)	15,542	729,541
UnitedHealth Group, Inc.	160,696	13,136,898
Varian Medical Systems, Inc.(a)	18,060	1,501,508
Vertex Pharmaceuticals, Inc.(a)	37,500	3,550,500
WellPoint, Inc.	46,238	4,975,671
Zimmer Holdings, Inc.	26,952	2,799,235
Zoetis, Inc.	79,448	2,563,787

		373,383,840

Industrials – 10.5%
3M Co.	102,272	14,649,441
ADT Corp.	28,950	1,011,513
Allegion PLC	14,833	840,734
AMETEK, Inc.	39,400	2,059,832
Amphenol Corp. Class A	26,100	2,514,474
Avery Dennison Corp.	15,388	788,635
Boeing Co.	111,988	14,248,233
Caterpillar, Inc.	103,179	11,212,462
CH Robinson Worldwide, Inc.	25,861	1,649,673
Cintas Corp.	17,588	1,117,542
CSX Corp.	166,214	5,121,053
Cummins, Inc.	28,358	4,375,356
Danaher Corp.	101,072	7,957,399
Deere & Co.	62,337	5,644,615
Delta Air Lines, Inc.	139,300	5,393,696
Dover Corp.	27,895	2,537,050
Eaton Corp. PLC	78,324	6,045,046
Emerson Electric Co.	115,548	7,667,765
Equifax, Inc.	19,983	1,449,567
Expeditors International of Washington, Inc.	34,020	1,502,323
Fastenal Co.	44,300	2,192,407
FedEx Corp.	45,200	6,842,376

See Notes to Financial Statements.

29

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2014 (Unaudited)

	Shares	Market Value
COMMON STOCKS – (continued)
Industrials – (continued)
First Solar, Inc.(a)	10,570	$751,104
Flir Systems, Inc.	23,500	816,155
Flowserve Corp.	21,900	1,628,265
Fluor Corp.	26,060	2,004,014
General Dynamics Corp.	54,061	6,300,810
General Electric Co.	1,654,633	43,483,755
Honeywell International, Inc.	130,681	12,146,799
Illinois Tool Works, Inc.	62,471	5,469,961
Ingersoll-Rand PLC	44,500	2,781,695
Iron Mountain, Inc.	26,910	953,960
Jacobs Engineering Group, Inc.(a)	20,400	1,086,912
Joy Global, Inc.	17,200	1,059,176
Kansas City Southern	17,500	1,881,425
L-3 Communications Holdings, Inc.	14,403	1,739,162
Leggett & Platt, Inc.	24,198	829,507
Lockheed Martin Corp.	43,552	7,000,113
Masco Corp.	57,123	1,268,131
Nielsen NV	47,500	2,299,475
Norfolk Southern Corp.	50,055	5,157,167
Northrop Grumman Corp.	35,011	4,188,366
PACCAR, Inc.	56,774	3,567,110
Pall Corp.	18,609	1,589,023
Parker Hannifin Corp.	23,903	3,005,324
Pentair PLC	33,495	2,415,659
Pitney Bowes, Inc.	29,727	821,060
Precision Castparts Corp.	24,007	6,059,367
Quanta Services, Inc.(a)	35,000	1,210,300
Raytheon Co.	52,382	4,832,240
Republic Services, Inc.	47,503	1,803,689
Robert Half International, Inc.	23,540	1,123,800
Rockwell Automation, Inc.	22,505	2,816,726
Rockwell Collins, Inc.	22,531	1,760,572
Roper Industries, Inc.	16,100	2,350,761
Ryder System, Inc.	7,921	697,761
Southwest Airlines Co.	114,186	3,067,036
Stericycle, Inc.(a)	14,100	1,669,722
Textron, Inc.	44,839	1,716,885
Thermo Fisher Scientific, Inc.	65,624	7,743,632
Tyco International, Ltd.	74,300	3,388,080
Union Pacific Corp.	149,136	14,876,316
United Parcel Service, Inc. Class B	116,446	11,954,346
United Technologies Corp.	139,978	16,160,460
W.W. Grainger, Inc.	10,069	2,560,245
Waste Management, Inc.	73,139	3,271,508
Xylem, Inc.	28,692	1,121,283

		311,250,049

Information Technology – 16.9%
Accenture PLC Class A	104,600	8,455,864
Adobe Systems, Inc.(a)	75,257	5,445,597
Agilent Technologies, Inc.	54,968	3,157,362
Akamai Technologies, Inc.(a)	28,924	1,766,099
Alliance Data Systems Corp.(a)	8,900	2,503,125
Altera Corp.	50,554	1,757,257
Analog Devices, Inc.	50,069	2,707,231
Apple, Inc.	993,288	92,306,254
Applied Materials, Inc.	207,107	4,670,263

	Shares	Market Value
Autodesk, Inc.(a)	36,476	$2,056,517
Automatic Data Processing, Inc.	78,417	6,216,900
Avago Technologies, Ltd.	41,500	2,990,905
Broadcom Corp. Class A	88,659	3,291,022
CA, Inc.	53,099	1,526,065
Cisco Systems, Inc.	851,019	21,147,822
Citrix Systems, Inc.(a)	29,667	1,855,671
Cognizant Technology Solutions Corp. Class A(a)	97,968	4,791,615
Computer Sciences Corp.	23,144	1,462,701
Corning, Inc.	221,776	4,867,983
Dun & Bradstreet Corp.	7,100	782,420
Electronic Arts, Inc.(a)	50,400	1,807,848
EMC Corp.	334,084	8,799,773
F5 Networks, Inc.(a)	12,200	1,359,568
Facebook, Inc. Class A(a)	285,000	19,177,650
Fidelity National Information Services, Inc.	46,777	2,560,573
Fiserv, Inc.(a)	42,104	2,539,713
Google, Inc. Class A(a)	46,890	27,415,176
Google, Inc. Class C(a)	46,890	26,974,879
Harris Corp.	18,600	1,408,950
Hewlett-Packard Co.	313,416	10,555,851
Intel Corp.	823,456	25,444,790
International Business Machines Corp.	157,242	28,503,257
Intuit, Inc.	47,863	3,854,407
Jabil Circuit, Inc.	27,551	575,816
Juniper Networks, Inc.(a)	84,393	2,071,004
KLA-Tencor Corp.	27,005	1,961,643
Lam Research Corp.	25,858	1,747,484
Linear Technology Corp.	37,363	1,758,676
Microchip Technology, Inc.	32,589	1,590,669
Micron Technology, Inc.(a)	174,862	5,761,703
Microsoft Corp.(b)	1,243,635	51,859,580
Motorola Solutions, Inc.	38,152	2,539,779
NetApp, Inc.	57,357	2,094,678
NVIDIA Corp.	99,956	1,853,184
Oracle Corp.	568,162	23,027,606
PerkinElmer, Inc.	19,218	900,171
QUALCOMM, Inc.	280,311	22,200,631
Red Hat, Inc.(a)	29,800	1,647,046
Salesforce.com, Inc.(a)	92,900	5,395,632
SanDisk Corp.	38,367	4,006,666
Seagate Technology PLC	51,800	2,943,276
Symantec Corp.	113,463	2,598,303
TE Connectivity, Ltd.	67,300	4,161,832
Teradata Corp.(a)	25,320	1,017,864
Texas Instruments, Inc.	177,999	8,506,572
VeriSign, Inc.(a)	18,721	913,772
Waters Corp.(a)	13,765	1,437,617
Western Digital Corp.	34,600	3,193,580
Xerox Corp.	186,701	2,322,560
Xilinx, Inc.	42,502	2,010,770
Yahoo!, Inc.(a)	154,519	5,428,252

		499,687,474

Materials – 3.5%
Air Products & Chemicals, Inc.	34,009	4,374,238
Airgas, Inc.	11,600	1,263,356
Alcoa, Inc.	195,249	2,907,258

See Notes to Financial Statements.

30

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2014 (Unaudited)

	Shares	Market Value
COMMON STOCKS – (continued)
Materials – (continued)
Allegheny Technologies, Inc.	17,228	$776,983
Ball Corp.	25,024	1,568,504
Bemis Co., Inc.	17,462	710,005
CF Industries Holdings, Inc.	9,250	2,224,902
Dow Chemical Co.	197,728	10,175,083
E.I. du Pont de Nemours & Co.	150,612	9,856,049
Eastman Chemical Co.	24,808	2,166,979
Ecolab, Inc.	43,766	4,872,906
FMC Corp.	21,400	1,523,466
Freeport-McMoRan Copper & Gold, Inc. Class B	171,004	6,241,646
International Flavors & Fragrances, Inc.	13,031	1,358,873
International Paper Co.	71,411	3,604,113
LyondellBasell Industries NV	68,500	6,689,025
MeadWestvaco Corp.	28,820	1,275,573
Monsanto Co.	86,055	10,734,501
Mosaic Co.	54,900	2,714,805
Newmont Mining Corp.	78,406	1,994,649
Nucor Corp.	51,654	2,543,959
Owens-Illinois, Inc.(a)	26,300	911,032
Plum Creek Timber Co., Inc.	31,411	1,416,636
PPG Industries, Inc.	23,271	4,890,401
Praxair, Inc.	48,411	6,430,917
Sealed Air Corp.	31,392	1,072,665
Sherwin-Williams Co.	14,196	2,937,294
Sigma-Aldrich Corp.	19,134	1,941,718
United States Steel Corp.	21,478	559,287
Vulcan Materials Co.	21,361	1,361,764
Weyerhaeuser Co.	94,874	3,139,381

		104,237,968

Telecommunication Services – 2.5%
AT&T, Inc.	860,350	30,421,976
CenturyLink, Inc.	99,565	3,604,253
Crown Castle International Corp.	53,500	3,972,910
Frontier Communications Corp.	165,844	968,529
Verizon Communications, Inc.	681,066	33,324,559
Windstream Holdings, Inc.	99,213	988,162

		73,280,389

Utilities – 3.1%
AES Corp.	103,195	1,604,682
AGL Resources, Inc.	18,100	996,043
Ameren Corp.	37,560	1,535,453
American Electric Power Co., Inc.	81,852	4,564,886
CenterPoint Energy, Inc.	69,711	1,780,419
CMS Energy Corp.	42,056	1,310,044
Consolidated Edison, Inc.	47,252	2,728,331
Dominion Resources, Inc.	94,562	6,763,074
DTE Energy Co.	27,484	2,140,179
Duke Energy Corp.	115,383	8,560,265
Edison International	52,219	3,034,446
Entergy Corp.	28,998	2,380,446
Exelon Corp.	140,043	5,108,769
FirstEnergy Corp.	67,022	2,327,004
Integrys Energy Group, Inc.	12,916	918,715
NextEra Energy, Inc.	71,621	7,339,720
NiSource, Inc.	50,582	1,989,896
Northeast Utilities	50,060	2,366,336

	Shares	Market Value
NRG Energy, Inc.	59,500	$2,213,400
Oneok, Inc.	36,400	2,478,112
Pepco Holdings, Inc.	41,200	1,132,176
PG&E Corp.	75,926	3,645,967
Pinnacle West Capital Corp.	17,860	1,033,022
PPL Corp.	100,475	3,569,877
Public Service Enterprise Group, Inc.	80,924	3,300,890
SCANA Corp.	22,300	1,199,963
Sempra Energy	36,886	3,862,333
Southern Co.	144,343	6,550,285
TECO Energy, Inc.	34,951	645,894
Wisconsin Energy Corp.	38,100	1,787,652
Xcel Energy, Inc.	79,051	2,547,814

		91,416,093

TOTAL COMMON STOCKS (Cost: $1,286,945,598)		2,873,260,627

	Par Amount
U.S. GOVERNMENT SECURITIES – 0.1%
U.S. Treasury Bill(b)(d)(e) 0.03% due 07/17/2014	$400,000	399,996
U.S. Treasury Bill(b)(d)(e) 0.01% due 08/07/2014	3,760,000	3,759,961

TOTAL U.S. GOVERNMENT SECURITIES (Cost: $4,159,957)		4,159,957

	Shares
MONEY MARKET FUND – 2.7%
State Street Institutional Liquid Reserves Fund 0.06%(c)(f)	78,496,726	78,496,726

TOTAL MONEY MARKET FUND (Cost: $78,496,726)		78,496,726

TOTAL INVESTMENTS(g)† – 100.0% (Cost $1,369,602,281)		2,955,917,310
Other Assets in Excess of Liabilities – 0.0%		502,378

NET ASSETS – 100.0%		$2,956,419,688

(a)	Non-income producing security
(b)	All or part of this security has been designated as collateral for futures contracts
(c)	Affiliated issuer. See table that follows for more information.
(d)	Rate represents annualized yield at date of purchase
(e)

Securities are valued at fair value as determined in good faith by the Trust’s Oversight Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs.

(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding fair value measurements and disclosures.

PLC	= Public Limited Company
REIT	= Real Estate Investment Trust

See Notes to Financial Statements.

31

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2014 (Unaudited)

Schedule of Futures Contracts	Number of Contracts	Notional Value	Unrealized Appreciation
S&P 500 Financial Futures Contracts (long) Expiration Date 09/2014	809	$78,974,580	$973,828

Total unrealized appreciation on open futures contracts purchased			$973,828

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the period ending June 30, 2014 were as follows:

Security Description	Number of shares held at 12/31/13	Shares purchased for the six months ended 06/30/14	Shares sold for the six months ended 06/30/14	Number of shares held at 06/30/14	Value at 06/30/14	Income earned for the six months ended 06/30/14	Realized gain/loss on shares sold for the six months ended 06/30/14
State Street Corp.	72,725	—	—	72,725	$4,891,483	$40,725	$—
State Street Institutional Liquid Reserves Fund	41,178,491	183,056,963	145,738,728	78,496,726	78,496,726	17,893	—

See Notes to Financial Statements.

32

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,288,715,781)	$2,872,529,101
Investments in non-controlled affiliates at market value (identified cost $80,886,500) (Note 4)	83,388,209

Total investments at market value (identified cost $1,369,602,281)	2,955,917,310
Cash	5,756
Daily variation margin on futures contracts	15,958
Dividends and interest receivable	3,017,829
Dividend receivable from non-controlled affiliates (Note 4)	21,818

Total assets	2,958,978,671

Liabilities
Investment securities purchased	2,505,094
Management fees payable (Note 4)	53,889

Total liabilities	2,558,983

Net Assets	$2,956,419,688

See Notes to Financial Statements.

33

State Street Equity 500 Index Portfolio

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividend income – unaffiliated issuers (net of foreign taxes withheld of $67,446)	$27,661,125
Dividend income – non-controlled affiliated issuer	58,618
Interest	18,460

Total investment income	27,738,203

Expenses
Management fees (Note 3)	616,984

Total expenses	616,984

Net Investment Income	27,121,219

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments – unaffiliated issuers	$5,557,485
Futures contracts	5,254,052

10,811,537

Net change in net unrealized appreciation (depreciation) on:
Investments	157,105,308
Futures contracts	(744,139)

156,361,169

Net realized and unrealized gain	167,172,706

Net Increase in Net Assets Resulting From Operations	$194,293,925

See Notes to Financial Statements.

34

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$27,121,219	$49,096,073
Net realized gain on investments and futures contracts	10,811,537	26,611,003
Net change in net unrealized appreciation on investments and futures contracts	156,361,169	590,532,985

Net increase in net assets from operations	194,293,925	666,240,061

Capital Transactions:
Contributions	133,288,038	235,748,437
Withdrawals	(110,756,353)	(217,635,806)

Net increase (decrease) in net assets from capital transactions	22,531,685	18,112,631

Net Increase in Net Assets	216,825,610	684,352,692
Net Assets
Beginning of period	2,739,594,078	2,055,241,386

End of period	$2,956,419,688	$2,739,594,078

See Notes to Financial Statements.

35

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Six Months Ended 6/30/14 (Unaudited)		Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$2,956,420		$2,739,594	$2,055,241	$1,825,528	$2,098,137	$1,893,386
Ratios to average net assets:
Operating expenses	0.045	%*	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.98	%*	2.05%	2.26%	2.04%	1.99%	2.28%
Portfolio turnover rate(a)	2%		4%	9%	15%	12%	19%
Total return(b)	7.09%		32.30%	15.97%	2.03%	15.08%	26.50%

(a)	The portfolio turnover rate excludes in-kind security transactions.
(b)	Results represent past performance and are not indicative of future results.
*	Annualized

See Notes to Financial Statements.

36

State Street Equity 500 Index Portfolio

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.	Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises ten investment portfolios: State Street Equity 500 Index Portfolio, State Street Equity 400 Index Portfolio, State Street Equity 2000 Index Portfolio, State Street Aggregate Bond Index Portfolio, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Limited Duration Bond Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At June 30, 2014, the following Portfolios were operational: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of nontransferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation – The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of

37

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

June 30, 2014 (Unaudited)

those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2014, in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
ASSETS:
INVESTMENTS:
Common Stocks	$2,873,260,627	$—	$—	$2,873,260,627
U.S. Government Securities	—	4,159,957	—	4,159,957
Money Market Fund	78,496,726	—	—	78,496,726

TOTAL INVESTMENTS	2,951,757,353	4,159,957	—	2,955,917,310
OTHER ASSETS:
Futures contracts*	973,828	—	—	973,828

TOTAL ASSETS	$2,952,731,181	$4,159,957	$—	$2,956,891,138

*	Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the year ended June 30, 2014, there were no transfers between levels.

Securities transactions, investment income and expenses – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations.

38

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

June 30, 2014 (Unaudited)

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Federal income taxes – The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2013, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of June 30, 2014, tax years 2010 through 2013 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At June 30, 2014, the tax cost of investments was $1,369,602,281 on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,595,478,977 and $9,163,948, respectively, resulting in net appreciation of $1,586,315,029 for all securities as computed on a federal income tax basis.

Futures – The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio

39

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

June 30, 2014 (Unaudited)

through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at June 30, 2014:

Asset Derivatives(1)

	Equity Contracts Risk	Total
Futures Contracts	$973,828	$973,828

Transactions in derivative instruments during the six months ended June 30, 2014, were as follows:

Realized Gain (Loss)(2)

	Equity Contracts Risk	Total
Futures Contracts	$5,254,052	$5,254,052

Change in Appreciation (Depreciation)(3)

	Equity Contracts Risk	Total
Futures Contracts	$(744,139)	$(744,139)

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.
(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional of futures outstanding during the six months ended June 30, 2014 was $56,966,472.

Use of estimates – The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

3.	Securities Transactions

For the six months ended June 30, 2014, purchases and sales of investment securities, excluding short-term investments, and futures contracts, aggregated to $66,824,862 and $46,744,176, respectively.

40

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

June 30, 2014 (Unaudited)

4.	Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at June 30, 2014 is listed in the Portfolio of Investments.

5.	Trustees’ Fees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

As of January 24, 2014, each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSgA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust will bear a pro rata allocation based on the Trust’s average monthly assets. The Co-Chairmen receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of the Trust’s expenses.

The Trust’s officers are compensated by the Adviser and its affiliates.

6.	Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

41

State Street Equity 500 Index Portfolio

General Information

June 30, 2014 (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how a Portfolio voted proxies relating to its portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-877-521-4083 (toll-free).

Interestholder Meeting Results

Rule 30e-1 under the Investment Company Act of 1940, as amended, requires registered management companies to report on all subject matters put to the vote of interestholders and provide final results. Interestholders were asked to participate in a special meeting of shareholders on December 19, 2013 which was adjourned to January 24, 2014, February 19, 2014 and February 27, 2014 (the “Shareholder Meeting”). The final results of the Shareholder Meeting are reported in the following tables.

All Portfolios

Proposal 1: To elect the following as Trustees of the Trust:

Proposed Trustee	Shares For	Shares Withheld
William L. Marshall	63,998,349,280.973	515,987,991.600
Patrick J. Riley	63,998,239,806.049	516,097,466.524
Richard D. Shirk	63,939,883,356.105	574,453,916.468
Bruce D. Taber	63,998,340,365.432	515,996,907.141
Scott F. Powers	63,998,338,158.836	515,999,113.737
Michael F. Holland	48,295,171,711.119	16,219,165,561.454
William L. Boyan	56,072,188,279.781	8,442,148,992.792
Rina K. Spence	56,072,118,146.029	8,442,219,126.544
Douglas T. Williams	56,072,132,766.923	8,442,204,505.650
James E. Ross	61,492,256,811.138	3,022,080,461.435

Proposal 3: To approve an Amended and Restated Agreement and Declaration of Trust for the State Street Master Funds:

For	Against	Abstentions	Broker Non-Votes
52,300,332,703.204	8,917,011,968.752	3,296,992,600.617	N/A

42

State Street Equity 500 Index Portfolio

General Information — (continued)

June 30, 2014 (Unaudited)

Interestholder Meeting Results — (continued)

State Street Equity 500 Index Portfolio

Proposal 4.A-4.F: To approve an amendment to the Fund’s fundamental investment restriction with respect to:

Proposal 4.A – Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
105,093,700.452	1,402,997.816	4,085,947.202	N/A

Proposal 4.B – Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
104,676,501.556	1,702,348.915	4,203,794.998	N/A

Proposal 4.C – Making loans:

For	Against	Abstentions	Broker Non-Votes
105,308,380.918	1,801,125.431	3,473,139.121	N/A

Proposal 4.D – Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
104,864,809.525	1,667,835.833	4,050.000.112	N/A

Proposal 4.E – Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
105,690,965.328	1,426,846.336	3,464,833.806	N/A

Proposal 4.F – Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
105,630,262.322	1,615,582.000	3,336,801.148	N/A

Proposal 4.H – To approve the elimination of the Fund’s fundamental investment restriction with respect to diversification of investments:

For	Against	Abstentions	Broker Non-Votes
104,877,291.492	1,636,054.733	4,069,299.245	N/A

Proposal 5 – To make the fundamental investment objective of certain Funds non-fundamental:

For	Against	Abstentions	Broker Non-Votes
37,925,552.405	68,324,679.120	4,332,413.945	N/A

43

State Street Equity 500 Index Portfolio

General Information — (continued)

June 30, 2014 (Unaudited)

Advisory Agreement Renewal

TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the State Street Master Funds and State Street Institutional Investment Trust (each a “Trust” and together, the “Trusts”), met in Executive Sessions on March 20, 2014, April 14, 2014 and June 19, 2014 to consider a proposal to approve, with respect to each portfolio series of the each Trust (each, a “Fund” and collectively, the “Funds”), the initial approval an investment agreement and sub-advisory agreement for certain Funds and, for certain funds, the continuation of the investment advisory agreement and sub-advisory agreements, as applicable, with SSgA Funds Management, Inc. (the “Adviser”), and, for certain funds, CBRE Clarion Securities, LLC (the “Sub-Adviser”) (the “Advisory Agreements”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended March 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

[1]

Over the course of more than 15 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

44

State Street Equity 500 Index Portfolio

General Information — (continued)

June 30, 2014 (Unaudited)

Advisory Agreement Renewal — (continued)

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser and Sub-Adviser, as applicable, including their investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser and Sub-Adviser, as applicable, as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Sub-Adviser, and Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser and Sub-Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s and Sub-Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser and Sub-Adviser.

45

State Street Equity 500 Index Portfolio

General Information — (continued)

June 30, 2014 (Unaudited)

Advisory Agreement Renewal — (continued)

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreements, Sub-Advisory Agreements and agreements with other service providers of the Funds;

•

Draft responses to letter dated February 23, 2014 from Joseph P. Barri, LLC (counsel to the Independent Trustees reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor with respect to State Street Master Funds and State Street Institutional Investment Trust providing any material changes to the previous information supplied in response to the letter dated February 23, 2014 from Joseph P. Barri, LLC prior to the Executive Session of the Board on June 19, 2014.

•

Excerpts from the Funds’ most recent prospectuses, statements of additional information and respective annual reports for the fiscal year ended December 31, 2013, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year December 31, 2013;

•

Lipper materials dated March 2014, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the

46

State Street Equity 500 Index Portfolio

General Information — (continued)

June 30, 2014 (Unaudited)

Advisory Agreement Renewal — (continued)

Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on June 19, 2014 the Board, including a majority of the Independent Trustees, voted to approve the adoption of, as applicable, and the continuation of, as applicable, the Advisory Agreements and Sub-Advisory Agreements effective July 1, 2014, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreements and Sub-Advisory Agreements, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser and Sub-Adviser, as applicable.

The Board considered the Adviser’s and Sub-Adviser’s, as applicable, management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser and Sub-Adviser, as applicable, in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser, Sub-Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

47

State Street Equity 500 Index Portfolio

General Information — (continued)

June 30, 2014 (Unaudited)

Advisory Agreement Renewal — (continued)

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser and Sub-Adviser, as applicable, can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended March 31, 2014.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each operational Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. The Board also considered the fees that Adviser pays to the Sub-Adviser for its services to the applicable Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

48

State Street Equity 500 Index Portfolio

General Information — (continued)

June 30, 2014 (Unaudited)

Advisory Agreement Renewal — (continued)

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

49

June 30, 2014

Quantitative Master Series LLC

•	Master International Index Series

•	Master Small Cap Index Series

Not FDIC Insured • May Lose Value • No Bank Guarantee

50

Series Portfolio Information as of June 30, 2014	Quantitative Master Series LLC

Master International Index Series

Ten Largest Holdings	Percent of Long-Term Investments
Nestlé SA, Registered Shares	2%
Roche Holding AG	2
Novartis AG, Registered Shares	2
HSBC Holdings PLC	1
Toyota Motor Corp	1
BP PLC	1
Royal Dutch Shell PLC, Class A	1
Total SA	1
GlaxoSmithKline PLC	1
Sanofi	1

Geographic Allocation	Percent of Long-Term Investments
Japan	20%
United Kingdom	19
France	10
Switzerland	10
Germany	9
Australia	8
Netherlands	5
Spain	4
Sweden	3
Hong Kong	3
Italy	2
Other[1]	7

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

Master Small Cap Index Series

Ten Largest Holdings	Percent of Long-Term Investments
Prosperity Bancshares, Inc.	0.2%
InterMune, Inc.	0.2
Aspen Technology, Inc.	0.2
WEX, Inc.	0.2
Isis Pharmaceuticals, Inc.	0.2
Tenneco, Inc.	0.2
PolyOne Corp.	0.2
Investor Bancorp, Inc.	0.2
Ultimate Software Group, Inc.	0.2
Brunswick Corp.	0.2

Sector Allocation	Percent of Long-Term Investments
Financials	23%
Information Technology	18
Industrials	14
Health Care	13
Consumer Discretionary	13
Energy	7
Materials	5
Utilities	3
Consumer Staples	3
Telecommunication Services	1

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	51

Schedule of Investments June 30, 2014 (Unaudited)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 7.5%
AGL Energy Ltd.	44,909	$655,985
ALS Ltd.	31,254	261,067
Alumina Ltd. (a)	203,696	260,133
Amcor Ltd.	96,147	945,658
AMP Ltd.	235,358	1,176,519
APA Group	64,828	421,630
Asciano Ltd.	75,530	401,324
ASX Ltd.	14,765	496,391
Aurizon Holdings Ltd.	168,772	792,516
Australia & New Zealand Banking Group Ltd.	216,461	6,806,504
Bank of Queensland Ltd.	28,508	327,618
Bendigo and Adelaide Bank Ltd.	32,618	375,267
BGP Holdings PLC (a)	783,183	11
BHP Billiton Ltd.	253,338	8,639,999
Boral Ltd.	61,931	306,395
Brambles Ltd.	122,532	1,061,601
Caltex Australia Ltd.	11,572	235,458
CFS Retail Property Trust	176,953	340,285
Coca-Cola Amatil Ltd.	43,897	391,954
Cochlear Ltd.	4,833	281,358
Commonwealth Bank of Australia	127,147	9,697,255
Computershare Ltd.	38,598	454,304
Crown Resorts Ltd.	27,186	387,495
CSL Ltd.	38,223	2,399,370
Dexus Property Group	455,868	477,121
Federation Centres Ltd.	114,385	268,438
Flight Centre Ltd.	4,803	201,264
Fortescue Metals Group Ltd.	118,642	490,009
Goodman Group	137,614	655,178
GPT Group	137,636	498,459
Harvey Norman Holdings Ltd.	38,809	113,441
Iluka Resources Ltd.	33,664	258,671
Incitec Pivot Ltd.	137,369	375,560
Insurance Australia Group Ltd.	181,206	998,073
Leighton Holdings Ltd.	7,635	141,763
Lend Lease Group	44,067	544,777
Macquarie Group Ltd.	22,621	1,272,516
Metcash Ltd.	63,088	157,050
Mirvac Group	297,877	501,273
National Australia Bank Ltd.	185,675	5,738,981
Newcrest Mining Ltd. (a)	62,155	624,262
Orica Ltd.	29,863	548,475
Origin Energy Ltd.	86,941	1,198,356
Qantas Airways Ltd. (a)	77,541	92,240
QBE Insurance Group Ltd.	96,809	991,545
Ramsay Health Care Ltd.	9,937	426,805
REA Group Ltd.	4,134	166,559
Rio Tinto Ltd.	34,728	1,948,239
Santos Ltd.	77,079	1,036,912
Scentre Group (a)	403,454	1,217,397
Seek Ltd.	25,351	379,101
Sonic Healthcare Ltd.	31,000	507,103
SP AusNet	124,539	155,683
Stockland	186,281	681,315
Suncorp Group Ltd.	101,087	1,290,867
Sydney Airport	82,654	328,866
Tabcorp Holdings Ltd.	64,836	205,349
Tatts Group Ltd.	113,710	350,581
Telstra Corp. Ltd.	342,186	1,681,078
Toll Holdings Ltd.	57,647	277,431
TPG Telecom, Ltd.	21,913	113,855
Transurban Group	138,582	965,700
Treasury Wine Estates Ltd.	54,914	259,330

Common Stocks	Shares	Value
Australia (concluded)
Wesfarmers Ltd.	90,194	$3,559,179
Westfield Corp.	155,797	1,050,397
Westpac Banking Corp.	245,245	7,844,433
Woodside Petroleum Ltd.	52,010	2,016,499
Woolworths Ltd.	99,186	3,293,620
WorleyParsons Ltd.	17,519	287,352

		83,307,200

Austria – 0.3%
Andritz AG	6,080	351,310
Erste Group Bank AG	22,061	713,295
Immofinanz AG (a)	71,433	252,358
OMV AG	12,119	547,476
Raiffeisen Bank International AG	9,645	307,481
Strabag SE	30,711	—
Telekom Austria AG	15,806	154,602
Vienna Insurance Group AG	3,358	179,782
Voestalpine AG	8,606	410,275

		2,916,579

Belgium – 1.2%
Ageas	17,580	701,111
Anheuser-Busch InBev NV	63,416	7,286,515
Belgacom SA	11,349	376,749
Colruyt SA	5,685	288,748
Delhaize Group	7,869	532,473
Groupe Bruxelles Lambert SA	6,236	648,129
KBC Groep NV (a)	19,856	1,080,189
Solvay SA	4,759	819,073
Telenet Group Holding NV (a)	4,118	234,692
UCB SA	8,933	755,751
Umicore SA	8,046	374,397

		13,097,827

Denmark – 1.4%
A.P. Moeller – Maersk A/S, Class A	220	517,785
A.P. Moeller – Maersk A/S, Class B	505	1,255,573
Carlsberg A/S, Class B	8,515	917,098
Coloplast A/S, Class B	8,875	803,055
Danske Bank A/S	50,941	1,440,025
DSV A/S	14,726	480,191
Novo Nordisk A/S, Class B	154,883	7,148,308
Novozymes A/S, Class B	17,918	898,704
Pandora A/S	8,085	620,473
TDC A/S	66,094	683,703
Tryg A/S	1,678	169,540
Vestas Wind Systems A/S (a)	17,406	878,283
William Demant Holding A/S (a)	1,914	173,808

		15,986,546

Finland – 0.8%
Elisa OYJ	11,811	361,300
Fortum OYJ	35,380	950,023
Kone OYJ, Class B	24,895	1,038,023
Metso OYJ	8,819	333,873
Neste Oil OYJ	9,344	182,325
Nokia OYJ	295,490	2,235,903
Nokian Renkaat OYJ	9,359	364,879
Orion OYJ, Class B	7,935	295,759
Sampo OYJ, Class A	35,574	1,798,351
Stora Enso OYJ, Class R	43,104	419,062
UPM-Kymmene OYJ	42,114	719,373
Wartsila OYJ	11,612	575,513

		9,274,384

Portfolio Abbreviation

ADR    American Depositary Receipts

See Notes to Financial Statements.

52	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France – 9.8%
Accor SA	13,507	$702,033
Aeroports de Paris	2,493	328,669
Air Liquide SA	27,152	3,669,018
Airbus Group NV	46,546	3,120,816
Alcatel-Lucent (a)	223,201	802,425
Alstom SA	17,361	630,506
ArcelorMittal	78,368	1,168,323
Arkema	4,361	423,742
AtoS	6,204	516,736
AXA SA	143,063	3,418,250
BNP Paribas SA	83,489	5,673,807
Bollore SA	430	278,956
Bouygues SA	15,473	643,835
Bureau Veritas SA	17,032	473,037
Cap Gemini SA	11,429	815,616
Carrefour SA	48,799	1,799,424
Casino Guichard-Perrachon SA	4,598	609,604
Christian Dior SA	4,316	859,310
Cie Generale des Etablissements Michelin	14,516	1,733,243
CNP Assurances	13,219	274,359
Compagnie de Saint-Gobain	35,046	1,977,372
Credit Agricole SA	82,299	1,161,968
Danone SA	44,793	3,330,736
Dassault Systemes SA	4,794	616,417
Edenred	15,541	471,264
EDF	19,582	616,596
Essilor International SA	16,084	1,704,517
Eurazeo	3,099	257,880
Eutelsat Communications SA	12,524	435,205
Fonciere Des Regions	2,308	250,355
GDF Suez	114,215	3,146,801
Gecina SA	1,869	272,321
Groupe Eurotunnel SA, Registered Shares	36,648	495,815
ICADE	2,822	302,498
Iliad SA	2,087	630,844
Imerys SA	2,500	210,836
JCDecaux SA	5,660	211,393
Kering	6,000	1,316,226
Klepierre	7,443	379,247
L’Oreal SA	18,876	3,250,053
Lafarge SA	14,608	1,270,299
Lagardere SCA	9,740	317,344
Legrand SA	21,220	1,299,525
LVMH Moet Hennessy Louis Vuitton SA	22,027	4,250,525
Natixis	70,781	454,265
Orange SA	145,995	2,309,978
Pernod Ricard SA	16,754	2,012,499
Peugeot SA (a)	30,443	450,424
Publicis Groupe SA	14,305	1,212,441
Remy Cointreau SA	2,081	191,459
Renault SA	15,124	1,367,129
Rexel SA	21,270	497,455
Safran SA	21,273	1,392,631
Sanofi	94,015	9,992,806
Schneider Electric SA	41,080	3,873,573
SCOR SE	11,602	399,491
SES SA	24,156	916,228
Societe BIC SA	2,281	312,127
Societe Generale SA	56,913	2,984,669
Sodexo	7,501	807,102
Suez Environnement Co.	21,425	409,864
Technip SA	8,198	895,725
Thales SA	7,640	461,948
Total SA	168,791	12,211,970
Unibail-Rodamco SE	7,727	2,248,636
Valeo SA	6,064	813,635
Vallourec SA	8,857	397,025

Common Stocks	Shares	Value
France (concluded)
Veolia Environnement SA	32,516	$619,453
Vinci SA	38,113	2,849,282
Vivendi SA (a)	95,126	2,327,881
Wendel SA	2,515	360,312
Zodiac Aerospace	14,692	497,433

		109,385,187

Germany – 8.9%
Adidas AG	16,356	1,653,856
Allianz SE, Registered Shares	36,005	6,009,732
Axel Springer AG	2,870	176,381
BASF SE	72,450	8,427,641
Bayer AG, Registered Shares	65,229	9,202,059
Bayerische Motoren Werke AG	26,231	3,321,623
Bayerische Motoren Werke AG, Preference Shares	4,427	423,851
Beiersdorf AG	8,067	779,634
Brenntag AG	4,151	741,596
Celesio AG	3,574	127,091
Commerzbank AG (a)	76,614	1,200,779
Continental AG	8,680	2,006,908
Daimler AG, Registered Shares	75,947	7,094,556
Deutsche Bank AG, Registered Shares	108,878	3,826,515
Deutsche Boerse AG	15,051	1,166,974
Deutsche Lufthansa AG, Registered Shares	17,906	384,389
Deutsche Post AG, Registered Shares	76,309	2,754,366
Deutsche Telekom AG, Registered Shares	245,805	4,311,177
Deutsche Wohnen AG	21,875	471,201
E.ON SE	157,869	3,254,557
Fraport AG Frankfurt Airport Services Worldwide	2,725	192,268
Fresenius Medical Care AG & Co. KGaA	16,848	1,133,555
Fresenius SE & Co. KGaA	9,946	1,483,303
GEA Group AG	14,715	695,639
Hannover Rueck SE	4,939	444,764
HeidelbergCement AG	11,241	957,822
Henkel AG & Co. KGaA	9,192	924,400
Henkel AG & Co. KGaA, Preference Shares	14,058	1,624,154
Hochtief AG	1,718	148,690
Hugo Boss AG	2,371	354,036
Infineon Technologies AG	89,001	1,111,012
K+S AG, Registered Shares	12,982	426,308
Kabel Deutschland Holding AG	1,772	259,265
Lanxess AG	7,231	487,724
Linde AG	14,702	3,124,117
MAN SE	2,794	345,301
Merck KGaA	10,190	883,643
Metro AG (a)	12,803	557,167
Muenchener Rueckversicherungs AG, Registered Shares	14,215	3,147,887
Osram Licht AG (a)	7,148	359,969
Porsche Automobil Holding SE, Preference Shares	12,151	1,263,370
ProSiebenSat.1 Media AG, Registered Shares	17,432	775,881
RWE AG	38,604	1,655,652
SAP AG	72,682	5,600,489
Siemens AG, Registered Shares	62,544	8,257,944
Sky Deutschland AG (a)	36,810	339,183
Telefonica Deutschland Holding AG	20,099	166,144
ThyssenKrupp AG (a)	35,558	1,034,615
United Internet AG, Registered Shares	9,200	404,176
Volkswagen AG	2,386	615,370
Volkswagen AG, Preference Shares	12,862	3,368,772

		99,477,506

Hong Kong – 2.7%
AIA Group Ltd.	950,000	4,773,382
ASM Pacific Technology Ltd.	17,304	189,106
Bank of East Asia Ltd.	104,332	432,563
BOC Hong Kong Holdings Ltd.	294,400	852,895
Cathay Pacific Airways Ltd.	87,263	163,079
Cheung Kong Holdings Ltd.	108,835	1,930,912

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	53

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hong Kong (concluded)
Cheung Kong Infrastructure Holdings Ltd.	46,500	$321,228
CLP Holdings Ltd.	149,187	1,225,559
First Pacific Co. Ltd.	173,250	193,394
Galaxy Entertainment Group Ltd.	183,000	1,462,623
Hang Lung Properties Ltd.	183,000	564,341
Hang Seng Bank Ltd.	60,353	985,533
Henderson Land Development Co. Ltd.	80,564	471,507
HKT Trust and HKT Ltd.	192,000	226,245
Hong Kong & China Gas Co. Ltd.	497,556	1,088,789
Hong Kong Exchanges & Clearing Ltd.	87,027	1,622,364
Hutchison Whampoa Ltd.	169,176	2,313,746
Hysan Development Co. Ltd.	54,791	256,621
Kerry Properties Ltd.	52,500	183,508
Li & Fung Ltd.	471,980	699,096
The Link REIT	185,414	998,226
MGM China Holdings Ltd.	69,600	241,381
MTR Corp.	113,500	437,100
New World Development Co. Ltd.	390,968	445,076
NWS Holdings Ltd.	127,824	237,163
PCCW Ltd.	348,000	207,442
Power Assets Holdings Ltd.	112,000	980,329
Sands China Ltd.	193,400	1,459,723
Shangri-La Asia Ltd.	97,905	153,406
Sino Land Co. Ltd.	237,263	390,563
SJM Holdings Ltd.	148,000	370,762
Sun Hung Kai Properties Ltd.	129,324	1,774,585
Swire Pacific Ltd., Class A	51,077	628,673
Swire Properties Ltd.	87,000	254,253
Techtronic Industries Co.	108,500	347,818
Wharf Holdings Ltd.	121,357	873,870
Wheelock & Co. Ltd.	72,000	300,572
Wynn Macau Ltd.	119,600	468,433
Yue Yuen Industrial Holdings Ltd.	54,285	181,634

		30,707,500

Ireland – 0.8%
Bank of Ireland (a)	1,916,805	646,826
CRH PLC	57,232	1,466,129
Experian PLC	77,514	1,309,611
James Hardie Industries SE	34,310	447,603
Kerry Group PLC, Class A	12,485	937,700
Ryanair Holdings PLC (a)	10,891	103,403
Ryanair Holdings PLC – ADR (a)	636	35,489
Shire PLC	46,379	3,638,109

		8,584,870

Israel – 0.5%
Bank Hapoalim BM	80,579	465,423
Bank Leumi Le-Israel BM (a)	107,117	417,495
Bezeq The Israeli Telecommunication Corp. Ltd.	139,679	261,421
Delek Group Ltd.	372	153,878
Israel Chemicals Ltd.	32,604	279,353
The Israel Corp. Ltd. (a)	206	117,224
Mizrahi Tefahot Bank Ltd.	11,916	154,056
NICE Systems Ltd.	5,103	208,841
Teva Pharmaceutical Industries Ltd.	67,383	3,539,827

		5,597,518

Italy – 2.5%
Assicurazioni Generali SpA	92,841	2,033,265
Atlantia SpA	32,599	928,679
Banca Monte dei Paschi di Siena SpA (a)(b)	336,194	651,396
Banco Popolare SC (a)	28,615	470,695
Enel Green Power SpA	137,956	390,448
Enel SpA	516,536	3,004,503
Eni SpA	200,679	5,488,505
Exor SpA	7,730	317,104
Fiat SpA (a)	67,779	668,267
Finmeccanica SpA (a)	29,559	280,691
Intesa Sanpaolo SpA	994,496	3,036,642
Luxottica Group SpA	13,350	773,041

Common Stocks	Shares	Value
Italy (concluded)
Mediobanca SpA (a)	47,636	$474,342
Pirelli & C SpA	18,856	302,258
Prysmian SpA	15,947	360,124
Saipem SpA (a)	20,287	547,001
Snam SpA	161,729	974,082
Telecom Italia SpA (a)	804,131	1,017,789
Telecom Italia SpA, Non-Convertible Savings Shares	473,382	468,261
Tenaris SA	37,282	878,444
Terna – Rete Elettrica Nazionale SpA	120,321	633,960
UniCredit SpA	353,939	2,959,416
Unione di Banche Italiane SCpA	66,689	576,264
UnipolSai SpA	77,124	247,754

		27,482,931

Japan – 19.6%
ABC-Mart, Inc.	2,000	107,023
Acom Co. Ltd. (a)	29,800	141,929
Advantest Corp.	13,900	171,991
Aeon Co. Ltd.	48,700	599,294
AEON Financial Service Co. Ltd.	8,500	222,309
Aeon Mall Co. Ltd.	8,250	217,527
Air Water, Inc.	10,000	160,070
Aisin Seiki Co. Ltd.	15,700	624,954
Ajinomoto Co. Inc.	47,000	736,646
Alfresa Holdings Corp.	3,600	232,102
Amada Co. Ltd.	29,000	295,391
ANA Holdings, Inc.	100,000	235,999
Aozora Bank Ltd.	91,000	299,190
Asahi Glass Co. Ltd.	77,100	454,557
Asahi Group Holdings Ltd.	30,700	964,069
Asahi Kasei Corp.	98,000	750,241
Asics Corp.	12,800	298,902
Astellas Pharma, Inc.	169,700	2,231,651
The Bank of Kyoto Ltd.	28,000	254,808
The Bank of Yokohama Ltd.	96,000	552,864
Benesse Holdings, Inc.	4,800	208,201
Bridgestone Corp.	51,400	1,800,204
Brother Industries Ltd.	19,700	341,550
Calbee, Inc.	5,600	154,334
Canon, Inc.	89,500	2,925,038
Casio Computer Co. Ltd.	15,800	229,497
Central Japan Railway Co.	11,500	1,641,603
The Chiba Bank Ltd.	59,000	416,712
Chiyoda Corp.	13,000	157,556
Chubu Electric Power Co., Inc. (a)	51,900	644,570
Chugai Pharmaceutical Co. Ltd.	17,400	490,621
The Chugoku Bank Ltd.	12,900	198,418
The Chugoku Electric Power Co., Inc.	22,300	303,870
Citizen Holdings Co. Ltd.	19,000	149,203
Credit Saison Co. Ltd.	12,500	260,254
Dai Nippon Printing Co. Ltd.	44,000	459,710
The Dai-ichi Life Insurance Co. Ltd.	67,300	1,002,947
Daicel Corp.	21,000	200,787
Daido Steel Co. Ltd.	21,000	107,452
Daihatsu Motor Co. Ltd.	15,100	268,724
Daiichi Sankyo Co. Ltd.	50,100	936,456
Daikin Industries Ltd.	18,600	1,173,897
Daito Trust Construction Co. Ltd.	5,900	693,775
Daiwa House Industry Co. Ltd.	46,000	953,609
Daiwa Securities Group, Inc.	130,000	1,126,355
Dena Co. Ltd.	7,400	100,128
Denso Corp.	38,600	1,843,945
Dentsu, Inc.	17,413	709,141
Don Quijote Co. Ltd.	4,300	239,903
East Japan Railway Co.	26,449	2,083,972
Eisai Co. Ltd.	20,100	843,503
Electric Power Development Co. Ltd.	9,900	321,262

See Notes to Financial Statements.

54	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
FamilyMart Co. Ltd.	4,800	$206,941
FANUC Corp.	15,300	2,642,124
Fast Retailing Co. Ltd.	4,200	1,383,604
Fuji Electric Co. Ltd.	40,800	193,599
Fuji Heavy Industries Ltd.	45,800	1,269,977
FUJIFILM Holdings Corp.	37,200	1,038,274
Fujitsu Ltd.	148,000	1,108,940
Fukuoka Financial Group, Inc.	63,000	304,294
Gree, Inc.	9,600	84,182
GungHo Online Entertainment, Inc.	31,900	206,128
The Gunma Bank Ltd.	27,000	159,750
The Hachijuni Bank Ltd.	35,000	216,726
Hakuhodo DY Holdings, Inc.	16,400	162,988
Hamamatsu Photonics KK	5,800	284,657
Hankyu Hanshin Holdings, Inc.	88,000	502,448
Hikari Tsushin, Inc.	1,300	98,177
Hino Motors Ltd.	20,400	281,445
Hirose Electric Co. Ltd.	2,200	327,056
The Hiroshima Bank Ltd.	45,000	215,082
Hisamitsu Pharmaceutical Co., Inc.	4,400	196,755
Hitachi Chemical Co. Ltd.	7,400	122,517
Hitachi Construction Machinery Co. Ltd.	9,500	189,622
Hitachi High-Technologies Corp.	4,400	104,767
Hitachi Ltd.	381,000	2,792,375
Hitachi Metals Ltd.	18,000	274,439
Hokuhoku Financial Group, Inc.	106,000	226,095
Hokuriku Electric Power Co.	14,900	197,531
Honda Motor Co. Ltd.	128,600	4,487,464
Hoya Corp.	34,000	1,130,425
Hulic Co. Ltd.	17,600	232,138
Ibiden Co. Ltd.	10,700	215,868
Idemitsu Kosan Co. Ltd.	6,000	130,288
IHI Corp.	108,000	503,433
Iida Group Holdings Co. Ltd.	13,100	199,101
Inpex Corp.	69,100	1,051,163
Isetan Mitsukoshi Holdings Ltd.	25,005	325,812
Isuzu Motors Ltd.	96,000	635,709
ITOCHU Corp.	119,100	1,528,980
Itochu Techno-Solutions Corp.	1,700	73,898
The Iyo Bank Ltd.	19,000	192,180
J. Front Retailing Co. Ltd.	40,600	285,053
Japan Airlines Co. Ltd.	5,140	284,188
Japan Display, Inc. (a)	28,600	175,782
Japan Exchange Group, Inc.	20,600	507,712
Japan Prime Realty Investment Corp.	64	229,711
Japan Real Estate Investment Corp.	92	535,875
Japan Retail Fund Investment Corp.	173	389,201
Japan Tobacco, Inc.	87,400	3,186,788
JFE Holdings, Inc.	39,300	812,889
JGC Corp.	16,000	486,712
The Joyo Bank Ltd.	53,000	282,725
JSR Corp.	12,900	221,467
JTEKT Corp.	15,100	254,780
JX Holdings, Inc.	180,260	964,612
Kajima Corp.	71,800	317,591
Kakaku.com, Inc.	11,800	206,925
Kamigumi Co. Ltd.	17,000	156,488
Kaneka Corp.	20,000	125,223
The Kansai Electric Power Co., Inc. (a)	54,700	515,609
Kansai Paint Co. Ltd.	18,000	300,857
Kao Corp.	41,200	1,622,611
Kawasaki Heavy Industries Ltd.	108,000	411,716
KDDI Corp.	46,000	2,806,623
Keikyu Corp.	36,000	323,609
Keio Corp.	46,000	361,717
Keisei Electric Railway Co. Ltd.	20,000	199,321
Keyence Corp.	3,592	1,570,738

Common Stocks	Shares	Value
Japan (continued)
Kikkoman Corp.	12,000	$250,109
Kintetsu Corp.	139,000	506,496
Kirin Holdings Co. Ltd.	63,100	911,090
Kobe Steel Ltd.	230,000	345,910
Koito Manufacturing Co. Ltd.	7,000	179,379
Komatsu Ltd.	74,600	1,731,711
Konami Corp.	8,200	181,416
Konica Minolta, Inc.	37,000	365,711
Kubota Corp.	89,000	1,262,935
Kuraray Co. Ltd.	27,600	350,056
Kurita Water Industries Ltd.	8,200	189,919
Kyocera Corp.	24,900	1,182,347
Kyowa Hakko Kirin Co. Ltd.	19,000	257,420
Kyushu Electric Power Co., Inc. (a)	32,700	368,135
Lawson, Inc.	4,900	367,781
LIXIL Group Corp.	20,300	549,438
M3, Inc.	15,300	243,593
Mabuchi Motor Co. Ltd.	1,800	136,490
Makita Corp.	9,500	587,137
Marubeni Corp.	131,000	958,785
Marui Group Co. Ltd.	20,000	192,154
Maruichi Steel Tube Ltd.	3,400	91,317
Mazda Motor Corp.	217,400	1,020,240
McDonald’s Holdings Co. Japan Ltd.	6,000	168,530
Medipal Holdings Corp.	10,100	143,196
Meiji Holdings Co. Ltd.	5,093	337,652
Miraca Holdings, Inc.	4,100	198,703
Mitsubishi Chemical Holdings Corp.	110,700	490,959
Mitsubishi Corp.	110,800	2,306,236
Mitsubishi Electric Corp.	153,000	1,889,968
Mitsubishi Estate Co. Ltd.	99,000	2,445,845
Mitsubishi Gas Chemical Co., Inc.	34,000	217,724
Mitsubishi Heavy Industries Ltd.	240,200	1,500,265
Mitsubishi Logistics Corp.	9,000	134,881
Mitsubishi Materials Corp.	87,000	305,216
Mitsubishi Motors Corp. (b)	51,300	566,886
Mitsubishi Tanabe Pharma Corp.	18,800	281,418
Mitsubishi UFJ Financial Group, Inc.	1,005,474	6,172,318
Mitsubishi UFJ Lease & Finance Co. Ltd.	41,900	240,854
Mitsui & Co. Ltd.	137,100	2,197,937
Mitsui Chemicals, Inc.	64,000	175,111
Mitsui Fudosan Co. Ltd.	67,000	2,261,200
Mitsui OSK Lines Ltd.	85,000	316,666
Mizuho Financial Group, Inc.	1,816,164	3,733,131
MS&AD Insurance Group Holdings, Inc.	40,270	973,279
Murata Manufacturing Co. Ltd.	15,900	1,491,112
Nabtesco Corp.	8,900	196,966
Nagoya Railroad Co. Ltd.	66,000	263,217
Namco Bandai Holdings, Inc.	14,900	349,340
NEC Corp.	205,000	654,259
Nexon Co. Ltd.	11,900	113,734
NGK Insulators Ltd.	20,000	454,016
NGK Spark Plug Co. Ltd.	15,000	423,511
NHK Spring Co. Ltd.	10,700	100,415
Nidec Corp.	16,300	1,002,455
Nikon Corp.	26,100	411,181
Nintendo Co. Ltd.	8,400	1,008,733
Nippon Building Fund, Inc.	112	654,852
Nippon Electric Glass Co. Ltd.	34,500	201,062
Nippon Express Co. Ltd.	70,000	339,518
Nippon Meat Packers, Inc.	14,000	273,338
Nippon Paint Co. Ltd.	15,000	317,600
Nippon Prologis REIT, Inc.	107	249,539
Nippon Steel & Sumitomo Metal	604,265	1,935,770
Nippon Telegraph & Telephone Corp.	29,776	1,855,873
Nippon Yusen KK	124,000	357,688
Nissan Motor Co. Ltd.	195,400	1,850,331

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	55

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Nisshin Seifun Group, Inc.	15,400	$183,978
Nissin Foods Holdings Co. Ltd.	4,300	221,077
Nitori Holdings Co. Ltd.	5,500	300,915
Nitto Denko Corp.	11,910	557,881
NKSJ Holdings, Inc.	26,775	721,455
NOK Corp.	7,100	142,761
Nomura Holdings, Inc.	284,700	2,016,617
Nomura Real Estate Holdings, Inc.	8,800	166,678
Nomura Research Institute Ltd.	9,300	293,002
NSK Ltd.	36,000	468,480
NTT Data Corp.	10,000	384,565
NTT DoCoMo, Inc.	119,600	2,041,667
NTT Urban Development Corp.	8,400	94,598
Obayashi Corp.	52,000	371,387
Odakyu Electric Railway Co. Ltd.	49,000	471,876
Oji Holdings Corp.	67,000	275,706
Olympus Corp. (a)	18,300	629,636
Omron Corp.	16,600	700,015
Ono Pharmaceutical Co. Ltd.	6,300	553,513
Oracle Corp. Japan	2,600	113,731
Oriental Land Co. Ltd.	3,800	651,269
ORIX Corp.	103,500	1,716,112
Osaka Gas Co. Ltd.	152,000	638,676
Otsuka Corp.	4,500	218,225
Otsuka Holdings Co. Ltd.	30,800	955,111
Panasonic Corp.	175,600	2,128,631
Park24 Co. Ltd.	7,000	127,311
Rakuten, Inc.	62,700	810,654
Resona Holdings, Inc.	169,756	989,225
Ricoh Co. Ltd.	55,800	665,060
Rinnai Corp.	2,900	279,966
Rohm Co. Ltd.	7,600	435,897
Sankyo Co. Ltd.	3,400	130,788
Sanrio Co. Ltd. (b)	4,100	119,136
Santen Pharmaceutical Co. Ltd.	6,000	338,010
SBI Holdings, Inc.	16,140	197,805
Secom Co. Ltd.	16,700	1,019,459
Sega Sammy Holdings, Inc.	14,432	284,203
Seiko Epson Corp.	9,800	416,933
Sekisui Chemical Co. Ltd.	35,000	405,776
Sekisui House Ltd.	44,100	605,161
Seven & I Holdings Co. Ltd.	59,800	2,520,558
Seven Bank Ltd.	49,100	200,778
Sharp Corp. (a)	113,000	362,810
Shikoku Electric Power Co., Inc. (a)	14,500	202,186
Shimadzu Corp.	21,000	192,681
Shimamura Co. Ltd.	1,600	157,494
Shimano, Inc.	6,100	676,892
Shimizu Corp.	48,000	340,156
Shin-Etsu Chemical Co. Ltd.	32,300	1,964,105
Shinsei Bank Ltd.	127,000	286,050
Shionogi & Co. Ltd.	22,600	472,037
Shiseido Co. Ltd.	27,000	492,453
The Shizuoka Bank Ltd.	41,000	443,502
Showa Shell Sekiyu KK	13,200	150,044
SMC Corp.	4,400	1,179,031
Softbank Corp.	75,700	5,641,387
Sony Corp.	82,100	1,371,932
Sony Financial Holdings, Inc.	14,800	252,667
Stanley Electric Co. Ltd.	11,400	297,430
Sumitomo Chemical Co. Ltd.	115,000	434,722
Sumitomo Corp.	88,100	1,188,746
Sumitomo Dainippon Pharma Co. Ltd.	13,000	149,611
Sumitomo Electric Industries Ltd.	60,500	851,686
Sumitomo Heavy Industries Ltd.	46,000	218,958
Sumitomo Metal Mining Co. Ltd.	41,000	669,200
Sumitomo Mitsui Financial Group, Inc.	100,350	4,210,374

Common Stocks	Shares	Value
Japan (concluded)
Sumitomo Mitsui Trust Holdings, Inc.	260,820	$1,192,076
Sumitomo Realty & Development Co. Ltd.	28,000	1,202,783
Sumitomo Rubber Industries Ltd.	14,600	211,021
Suntory Beverage & Food Ltd.	10,800	423,327
Suruga Bank Ltd.	16,000	310,785
Suzuken Co. Ltd.	6,100	227,231
Suzuki Motor Corp.	29,300	919,187
Sysmex Corp.	11,400	428,655
T&D Holdings, Inc.	46,900	637,913
Taiheiyo Cement Corp.	92,000	370,947
Taisei Corp.	83,000	459,999
Taisho Pharmaceutical Holdings Co. Ltd.	2,400	175,068
Taiyo Nippon Sanso Corp.	18,000	159,460
Takashimaya Co. Ltd.	19,000	184,538
Takeda Pharmaceutical Co. Ltd.	62,300	2,891,514
TDK Corp.	9,100	427,251
Teijin Ltd.	78,000	195,762
Terumo Corp.	22,800	510,785
THK Co. Ltd.	8,200	193,319
Tobu Railway Co. Ltd.	80,000	418,960
Toho Co. Ltd.	9,800	229,839
Toho Gas Co. Ltd.	30,000	164,769
Tohoku Electric Power Co., Inc.	35,400	414,292
Tokio Marine Holdings, Inc.	54,700	1,800,381
The Tokyo Electric Power Co., Inc. (a)	113,000	469,695
Tokyo Electron Ltd.	13,800	940,530
Tokyo Gas Co. Ltd.	189,000	1,104,007
Tokyo Tatemono Co. Ltd.	33,000	305,658
Tokyu Corp.	87,000	617,081
Tokyu Fudosan Holdings Corp.	38,000	299,935
TonenGeneral Sekiyu KK	23,000	218,446
Toppan Printing Co. Ltd.	44,000	340,220
Toray Industries, Inc.	117,700	774,470
Toshiba Corp.	323,000	1,509,842
Toto Ltd.	20,000	269,721
Toyo Seikan Kaisha Ltd.	12,600	193,701
Toyo Suisan Kaisha Ltd.	6,000	184,948
Toyoda Gosei Co. Ltd.	4,900	101,857
Toyota Industries Corp.	12,400	640,712
Toyota Motor Corp.	217,500	13,022,293
Toyota Tsusho Corp.	16,400	471,934
Trend Micro, Inc.	8,800	289,976
Unicharm Corp.	9,800	584,289
United Urban Investment Corp.	188	303,514
USS Co. Ltd.	18,600	317,470
West Japan Railway Co.	12,600	555,036
Yahoo! Japan Corp.	117,400	542,148
Yakult Honsha Co. Ltd.	6,700	339,346
Yamada Denki Co. Ltd.	63,600	226,718
Yamaguchi Financial Group, Inc.	18,000	189,828
Yamaha Corp.	13,400	211,862
Yamaha Motor Co. Ltd.	19,600	337,520
Yamato Holdings Co. Ltd.	28,700	594,924
Yamato Kogyo Co. Ltd.	2,900	85,132
Yamazaki Baking Co. Ltd.	8,000	99,923
Yaskawa Electric Corp.	18,000	218,204
Yokogawa Electric Corp.	16,800	212,786
The Yokohama Rubber Co. Ltd.	19,000	164,476

		219,022,743

Luxembourg – 0.1%
Altice SA (a)	4,811	335,183
RTL Group SA	3,164	351,190

		686,373

Netherlands – 4.5%
Aegon NV	142,820	1,245,883
Akzo Nobel NV	19,220	1,441,101

See Notes to Financial Statements.

56	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Netherlands (concluded)
ASML Holding NV	28,204	$2,630,343
CNH Industrial NV	75,095	770,542
Corio NV	5,756	293,782
Delta Lloyd NV	15,222	386,479
Fugro NV CVA	5,622	321,488
Gemalto NV (b)	6,342	658,332
Heineken Holding NV	7,610	500,092
Heineken NV	17,995	1,291,664
ING Groep NV CVA (a)	302,971	4,251,436
Koninklijke Ahold NV	72,516	1,359,754
Koninklijke Boskalis Westminster NV	6,140	352,113
Koninklijke DSM NV	13,871	1,009,425
Koninklijke KPN NV (a)	256,830	936,419
Koninklijke Philips Electronics NV	74,995	2,380,213
Koninklijke Vopak NV	5,570	271,960
OCI NV (a)	6,125	239,045
QIAGEN NV (a)	18,191	439,952
Randstad Holding NV	9,574	518,998
Reed Elsevier NV	54,269	1,246,192
Royal Dutch Shell PLC, A Shares	307,466	12,705,337
Royal Dutch Shell PLC, B Shares	192,830	8,380,407
TNT Express NV	33,068	299,177
Unilever NV CVA	128,502	5,624,925
Wolters Kluwer NV	24,340	720,986
Ziggo NV	11,447	529,384

		50,805,429

New Zealand – 0.1%
Auckland International Airport Ltd.	74,005	252,677
Contact Energy Ltd.	25,128	116,708
Fletcher Building Ltd.	51,612	397,874
Ryman Healthcare Ltd.	29,262	219,057
Telecom Corp. of New Zealand Ltd.	151,215	354,822
Xero Ltd. (a)	5,032	114,392

		1,455,530

Norway – 0.8%
Aker Solutions ASA	12,065	209,401
DnB NOR ASA	77,165	1,409,904
Gjensidige Forsikring ASA	14,922	267,600
Norsk Hydro ASA	104,548	559,812
Orkla ASA	64,395	573,048
Seadrill Ltd.	29,851	1,183,013
Statoil ASA	87,523	2,690,357
Subsea 7 SA	22,243	414,598
Telenor ASA	59,847	1,362,623
Yara International ASA	13,967	699,733

		9,370,089

Portugal – 0.2%
Banco Espirito Santo SA, Registered Shares (a)	196,340	161,538
EDP – Energias de Portugal SA	182,848	917,460
Galp Energia SGPS SA	30,463	558,375
Jeronimo Martins SGPS SA	18,634	306,371

		1,943,744

Singapore – 1.4%
Ascendas Real Estate Investment Trust	159,962	295,596
CapitaCommercial Trust	147,000	200,776
CapitaLand Ltd.	195,749	502,693
CapitaMall Trust	190,700	302,272
City Developments Ltd.	34,535	283,720
ComfortDelGro Corp. Ltd.	158,816	318,482
DBS Group Holdings Ltd.	134,407	1,807,732
Genting Singapore PLC	502,227	536,214
Global Logistic Properties Ltd.	233,000	504,967
Golden Agri-Resources Ltd.	599,251	267,259
Hutchison Port Holdings Trust	447,000	321,918

Common Stocks	Shares	Value
Singapore (concluded)
Jardine Cycle & Carriage Ltd.	9,721	$345,484
Keppel Corp. Ltd.	116,577	1,009,145
Keppel Land Ltd.	59,000	160,039
Noble Group Ltd.	331,840	365,254
Oversea-Chinese Banking Corp. Ltd.	203,914	1,564,045
SembCorp Industries Ltd.	72,590	312,795
SembCorp Marine Ltd.	72,197	237,549
Singapore Airlines Ltd.	43,009	357,920
Singapore Exchange Ltd.	59,000	329,083
Singapore Press Holdings Ltd. (b)	99,985	334,347
Singapore Technologies Engineering Ltd.	119,213	363,673
Singapore Telecommunications Ltd.	631,132	1,950,635
StarHub Ltd.	44,157	147,793
United Overseas Bank Ltd.	101,147	1,829,014
UOL Group Ltd.	33,499	175,348
Wilmar International Ltd.	145,670	372,894
Yangzijiang Shipbuilding Holdings Ltd.	135,183	117,114

		15,313,761

Spain – 3.5%
Abertis Infraestructuras SA	30,877	710,365
ACS Actividades de Construccion y Servicios SA	14,218	650,761
Amadeus IT Holding SA, Class A	29,629	1,221,405
Banco Bilbao Vizcaya Argentaria SA	465,368	5,931,308
Banco de Sabadell SA	264,616	903,198
Banco Popular Espanol SA	138,196	923,200
Banco Santander SA	931,333	9,731,736
Bankia SA (a)	363,812	705,311
CaixaBank SA	139,964	863,448
Distribuidora Internacional de Alimentacion SA	48,882	449,921
Enagas SA	13,781	443,595
Ferrovial SA	32,559	725,445
Gas Natural SDG SA	27,922	882,146
Grifols SA	11,964	653,712
Iberdrola SA	402,278	3,077,239
Inditex SA	17,124	2,635,467
International Consolidated Airlines Group SA (a)	83,203	527,967
Mapfre SA	72,151	287,485
Red Electrica Corp. SA	7,322	669,320
Repsol SA	67,316	1,774,900
Telefonica SA	323,107	5,547,051
Zardoya Otis SA	14,019	249,615

		39,564,595

Sweden – 2.9%
Alfa Laval AB	25,343	652,583
Assa Abloy AB, Class B	26,254	1,335,433
Atlas Copco AB, Class A	52,879	1,526,677
Atlas Copco AB, Class B	30,955	826,047
Boliden AB	20,325	294,869
Electrolux AB, Class B	18,628	470,109
Elekta AB, B Shares	30,251	384,215
Getinge AB, Class B	15,355	402,077
Hennes & Mauritz AB, Class B	75,044	3,276,408
Hexagon AB, Class B	20,097	647,503
Husqvarna AB, Class B	29,922	232,542
Industrivarden AB, Class C	10,166	200,680
Investment AB Kinnevik, Class B	18,172	774,280
Investor AB, Class B	35,948	1,347,014
Lundin Petroleum AB (a)	17,569	355,119
Millicom International Cellular SA	4,973	455,219
Nordea Bank AB	239,632	3,378,317
Sandvik AB	84,190	1,149,797
Securitas AB, Class B	25,946	307,648
Skandinaviska Enskilda Banken AB, Class A	119,262	1,591,879
Skanska AB, Class B	30,660	699,914
SKF AB, Class B	31,977	815,338

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	57

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
Svenska Cellulosa AB, B Shares	46,247	$1,204,451
Svenska Handelsbanken AB, Class A	39,043	1,909,185
Swedbank AB, Class A	70,879	1,877,380
Swedish Match AB	15,851	550,386
Tele2 AB, Class B	25,133	295,778
Telefonaktiebolaget LM Ericsson, Class B	240,679	2,907,582
TeliaSonera AB	187,577	1,369,683
Volvo AB, Class B	121,873	1,677,779

		32,915,892

Switzerland – 9.2%
ABB Ltd., Registered Shares	173,477	3,991,764
Actelion Ltd., Registered Shares (a)	8,135	1,029,644
Adecco SA, Registered Shares (a)	13,445	1,106,442
Aryzta AG (a)	7,044	667,096
Baloise Holding AG, Registered Shares	3,672	432,367
Barry Callebaut AG, Registered Shares (a)	174	236,334
Cie Financiere Richemont SA, Registered Shares	41,179	4,315,115
Coca-Cola HBC AG (a)	1,391	31,932
Coca-Cola HBC AG – ADR	13,591	309,195
Credit Suisse Group AG, Registered Shares	119,624	3,402,042
EMS-Chemie Holding AG, Registered Shares	601	239,826
Geberit AG, Registered Shares	2,960	1,038,349
Givaudan SA, Registered Shares (a)	729	1,214,460
Glencore PLC (a)	837,999	4,669,929
Holcim Ltd., Registered Shares (a)	18,280	1,605,667
Julius Baer Group Ltd.	17,970	740,351
Kuehne & Nagel International AG, Registered Shares	4,407	585,998
Lindt & Spruengli AG	73	371,586
Lindt & Spruengli AG, Registered Shares	8	494,181
Lonza Group AG, Registered Shares (a)	4,268	464,138
Nestle SA, Registered Shares	254,357	19,709,337
Novartis AG, Registered Shares	181,436	16,430,545
Pargesa Holding SA, Bearer Shares	2,489	223,406
Partners Group Holding AG	1,370	374,277
Roche Holding AG	55,415	16,511,276
Schindler Holding AG, Participation Certificates	3,711	563,684
Schindler Holding AG, Registered Shares	1,781	268,358
SGS SA, Registered Shares	431	1,031,350
Sika AG – Bearer Shares	164	670,039
Sonova Holding AG, Registered Shares	4,244	647,051
STMicroelectronics NV	49,663	444,933
Sulzer AG, Registered Shares	1,996	279,702
The Swatch Group AG, Bearer Shares	2,431	1,465,813
The Swatch Group AG, Registered Shares	3,921	434,999
Swiss Life Holding AG, Registered Shares (a)	2,592	614,412
Swiss Prime Site AG, Registered Shares	4,544	376,388
Swiss Re AG (a)	27,587	2,452,957
Swisscom AG, Registered Shares	1,854	1,076,945
Syngenta AG, Registered Shares	7,388	2,729,491
Transocean Ltd.	28,282	1,270,659
UBS AG, Registered Shares (a)	287,951	5,279,437
Zurich Insurance Group AG (a)	11,750	3,538,936

		103,340,411

United Kingdom – 18.0%
3i Group PLC	75,144	516,427
Aberdeen Asset Management PLC	73,333	569,123
Admiral Group PLC	14,967	396,576
Aggreko PLC	20,755	585,979
AMEC PLC	24,232	503,174
Anglo American PLC	109,405	2,681,337
Antofagasta PLC	30,354	396,543
ARM Holdings PLC	111,689	1,679,453
ASOS PLC (a)	4,098	207,539
Associated British Foods PLC	28,072	1,464,025
AstraZeneca PLC	99,467	7,400,109

Common Stocks	Shares	Value
United Kingdom (continued)
Aviva PLC	232,535	$2,028,816
Babcock International Group PLC	39,621	787,543
BAE Systems PLC	253,221	1,875,539
Barclays PLC	1,289,850	4,698,635
BG Group PLC	268,951	5,675,231
BHP Billiton PLC	166,610	5,416,324
BP PLC	1,456,658	12,827,209
British American Tobacco PLC	148,812	8,854,648
British Land Co. PLC	75,627	908,705
British Sky Broadcasting Group PLC	81,145	1,255,399
BT Group PLC	624,064	4,100,761
Bunzl PLC	25,854	717,745
Burberry Group PLC	35,501	901,052
Capita PLC	52,351	1,025,623
Capital Shopping Centres Group PLC	71,868	383,350
Carnival PLC	14,856	560,384
Centrica PLC	402,937	2,153,144
Cobham PLC	91,467	488,673
Compass Group PLC	139,958	2,433,370
Croda International PLC	10,271	386,817
Diageo PLC	198,099	6,309,269
Direct Line Insurance Group PLC	118,529	546,994
easyJet PLC	13,133	306,691
Fresnillo PLC	17,890	268,843
Friends Life Group Ltd.	109,434	590,092
G4S PLC	121,071	528,574
GKN PLC	130,846	812,289
GlaxoSmithKline PLC	383,253	10,204,180
Hammerson PLC	54,580	541,585
Hargreaves Lansdown PLC	18,750	396,964
HSBC Holdings PLC	1,485,392	15,069,409
ICAP PLC	45,521	295,747
IMI PLC	22,068	561,131
Imperial Tobacco Group PLC	75,951	3,416,886
Inmarsat PLC	34,560	441,731
InterContinental Hotels Group PLC	20,627	853,366
Intertek Group PLC	12,965	609,582
Investec PLC	44,955	414,179
ITV PLC	304,483	927,897
J. Sainsbury PLC	99,946	539,504
Johnson Matthey PLC	16,265	862,459
Kingfisher PLC	190,060	1,166,759
Land Securities Group PLC	61,827	1,095,542
Legal & General Group PLC	462,659	1,782,391
Lloyds Banking Group PLC (a)	4,503,969	5,724,869
London Stock Exchange Group PLC	13,586	466,443
Marks & Spencer Group PLC	129,160	939,549
Meggitt PLC	63,165	546,886
Melrose Industries PLC	80,560	358,484
National Grid PLC	294,280	4,236,691
Next PLC	12,234	1,354,342
Old Mutual PLC	387,242	1,308,671
Pearson PLC	64,836	1,280,482
Persimmon PLC (a)	23,691	515,982
Petrofac Ltd.	21,409	440,379
Prudential PLC	201,998	4,628,067
Randgold Resources Ltd.	7,190	605,454
Reckitt Benckiser Group PLC	51,128	4,458,114
Reed Elsevier PLC	91,451	1,469,608
Rexam PLC	54,000	494,255
Rio Tinto PLC	100,345	5,418,052
Rolls-Royce Holdings PLC (a)	148,358	2,710,609
Royal Bank of Scotland Group PLC (a)	195,908	1,101,045
Royal Mail PLC (a)	49,125	419,229
RSA Insurance Group PLC	81,316	660,752
SABMiller PLC	76,021	4,405,795
The Sage Group PLC	83,955	551,415

See Notes to Financial Statements.

58	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Schroders PLC	9,825	$421,021
Segro PLC	58,006	342,429
Severn Trent PLC	19,498	644,560
Smith & Nephew PLC	70,092	1,240,487
Smiths Group PLC	31,406	695,950
Sports Direct International PLC (a)	21,241	256,675
SSE PLC	76,926	2,060,774
Standard Chartered PLC	191,493	3,914,132
Standard Life PLC	188,025	1,202,887
Tate & Lyle PLC	35,338	413,453
Tesco PLC	640,569	3,113,283
Travis Perkins PLC	20,035	561,087
Tui Travel PLC	41,965	285,675
Tullow Oil PLC	71,606	1,044,641
Unilever PLC	101,249	4,589,563
United Utilities Group PLC	54,497	822,367
Vodafone Group PLC	2,085,496	6,970,308
The Weir Group PLC	17,092	765,849
Whitbread PLC	14,426	1,088,305
William Hill PLC	67,289	377,797
WM Morrison Supermarkets PLC	168,238	527,638
Wolseley PLC	21,056	1,153,470
WPP PLC	106,278	2,315,997

		201,324,838

Total Common Stocks – 96.7%		1,081,561,453

Preferred Stocks
Germany – 0.0%
Fuchs Petrolub SE, Preference Shares	5,942	268,111

Total Preferred Stocks – 0.0%		268,111

Rights – 0.0%	Shares	Value
Hong Kong – 0.0%
HKT Trust and HKT Ltd. (a)	34,560	$10,212

Spain – 0.0%
Repsol SA (a)	67,316	45,811

Total Rights – 0.0%		56,023

Total Long-Term Investments (Cost – $755,875,418) – 96.7%		1,081,885,587

Short-Term Securities
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.05% (c)(d)	1,756,169	1,756,169

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (c)(d)(e)	$913	912,766

Total Short-Term Securities (Cost – $2,668,935) – 0.3%		2,668,935

Total Investments (Cost – $758,544,353*) – 97.0%		1,084,554,522
Other Assets Less Liabilities – 3.0%		33,556,336

Net Assets – 100.0%		$1,118,110,858

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$803,668,301

Gross unrealized appreciation	$344,982,994
Gross unrealized depreciation	(64,096,773)

Net unrealized appreciation	$280,886,221

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Series during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	587,542	1,168,627	1,756,169	$411
BlackRock Liquidity Series, LLC, Money Market Series	$528,856	$383,910	$912,766	$26,054

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	59

Schedule of Investments (continued)	Master International Index Series

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
196	Euro Stoxx 50 Index	Eurex Mercantile	September 2014	$8,674,134	$(83,712)
80	FTSE 100 Index	Euronext Liffe	September 2014	$9,188,163	(12,485)
75	Nikkei 225 Index	Singapore Exchange	September 2014	$5,604,363	(1,274)
29	SPI 200 Index	Australian Securities Exchange	September 2014	$3,660,201	(9,167)

Total					$(106,638)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$2,424,844	$80,882,345	$11	$83,307,200
Austria	252,358	2,664,221	—	2,916,579
Belgium	—	13,097,827	—	13,097,827
Denmark	—	15,986,546	—	15,986,546
Finland	1,493,648	7,780,736	—	9,274,384
France	2,235,986	107,149,201	—	109,385,187
Germany	—	99,477,506	—	99,477,506
Hong Kong	1,722,500	28,985,000	—	30,707,500
Ireland	973,189	7,611,681	—	8,584,870
Israel	—	5,597,518	—	5,597,518
Italy	651,396	26,831,535	—	27,482,931
Japan	—	219,022,743	—	219,022,743
Luxembourg	335,183	351,190	—	686,373
Netherlands	—	50,805,429	—	50,805,429
New Zealand	354,822	1,100,708	—	1,455,530
Norway	967,333	8,402,756	—	9,370,089
Portugal	—	1,943,744	—	1,943,744
Singapore	—	15,313,761	—	15,313,761
Spain	—	39,564,595	—	39,564,595
Sweden	550,386	32,365,506	—	32,915,892
Switzerland	1,174,962	102,165,449	—	103,340,411
United Kingdom	3,196,633	198,128,205	—	201,324,838
Preferred Stocks	—	268,111	—	268,111
Rights	45,811	10,212	—	56,023
Short-Term Securities	1,756,169	912,766	—	2,668,935

Total	$18,135,220	$1,066,419,291	$11	$1,084,554,522

See Notes to Financial Statements.

60	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (concluded)	Master International Index Series

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(106,638)	—	—	$(106,638)

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Series may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$10,799	—	—	$10,799
Cash pledged for financial futures contracts	1,376,000	—	—	1,376,000
Foreign currency at value	22,024,440			22,024,440
Liabilities:
Collateral on securities loaned at value	—	$(912,766)	—	(912,766)

Total	$23,411,239	$(912,766)	—	$22,498,473

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	61

Schedule of Investments June 30, 2014 (Unaudited)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Advertising Agencies – 0.4%
Constant Contact, Inc. (a)	13,311	$427,416
Conversant, Inc. (a)	28,412	721,665
Harte-Hanks, Inc.	20,889	150,192
Marchex, Inc., Class B	14,098	169,458
Marin Software, Inc. (a)	11,270	132,648
Marketo, Inc. (a)	10,866	315,983
MDC Partners, Inc., Class A	18,072	388,367
National CineMedia, Inc.	26,083	456,713
QuinStreet, Inc. (a)	14,582	80,347
ReachLocal, Inc. (a)	5,647	39,699
Sizmek, Inc. (a)	9,542	90,935
Viad Corp.	8,869	211,437

		3,184,860

Aerospace – 1.5%
AAR Corp.	16,811	463,311
Aerovironment, Inc. (a)	8,084	257,071
Astronics Corp. (a)	6,638	374,715
Cubic Corp.	8,740	389,017
Curtiss-Wright Corp.	20,416	1,338,473
Ducommun, Inc. (a)	4,611	120,485
Erickson Air-Crane, Inc. (a)(b)	2,434	39,553
Esterline Technologies Corp. (a)	13,479	1,551,703
GenCorp, Inc. (a)	25,389	484,930
HEICO Corp.	28,181	1,463,721
Kaman Corp.	11,590	495,241
Kratos Defense & Security Solutions, Inc. (a)	18,898	147,404
LMI Aerospace, Inc. (a)	4,557	59,606
Moog, Inc., Class A (a)	18,842	1,373,393
Orbital Sciences Corp. (a)	25,707	759,642
SIFCO Industries, Inc.	989	30,857
Teledyne Technologies, Inc. (a)	15,924	1,547,335

		10,896,457

Agriculture, Fishing & Ranching – 0.4%
Alico, Inc.	1,242	46,563
The Andersons, Inc.	11,943	616,020
Cal-Maine Foods, Inc.	6,561	487,614
Calavo Growers, Inc.	5,675	191,985
Fresh Del Monte Produce, Inc.	15,216	466,370
Limoneira Co.	4,764	104,665
Sanderson Farms, Inc.	9,767	949,353
Seaboard Corp. (a)	120	362,432

		3,225,002

Air Transport – 0.7%
Air Transport Services Group, Inc. (a)	22,221	185,990
Allegiant Travel Co.	5,844	688,248
Atlas Air Worldwide Holdings, Inc. (a)	10,731	395,437
Bristow Group, Inc.	15,047	1,213,089
Era Group, Inc. (a)	8,623	247,308
Hawaiian Holdings, Inc. (a)	19,132	262,300
JetBlue Airways Corp. (a)	105,440	1,144,024
PHI, Inc. (a)	5,314	236,845
Republic Airways Holdings, Inc. (a)	21,217	229,992
SkyWest, Inc.	21,736	265,614

		4,868,847

Alternative Energy – 0.2%
Ameresco, Inc., Class A (a)	8,485	59,649
Amyris, Inc. (a)(b)	11,591	43,234
EnerNOC, Inc. (a)	11,463	217,224
Green Plains Renewable Energy, Inc.	15,840	520,661
REX American Resources Corp. (a)	2,655	194,638
Solazyme, Inc. (a)(b)	32,311	380,624

		1,416,030

Common Stocks	Shares	Value
Aluminum – 0.1%
Century Aluminum Co. (a)	21,772	$341,385
Kaiser Aluminum Corp.	7,604	554,103
Noranda Aluminum Holding Corp.	18,735	66,135

		961,623

Asset Management & Custodian – 0.6%
Arlington Asset Investment Corp.	8,027	219,378
Calamos Asset Management, Inc., Class A	7,239	96,930
CIFC Corp.	2,412	21,732
Cohen & Steers, Inc.	8,216	356,410
Cowen Group, Inc., Class A (a)	48,838	206,096
Diamond Hill Investment Group, Inc.	1,192	152,242
Financial Engines, Inc.	21,820	988,010
GAMCO Investors, Inc., Class A	2,715	225,481
KCG Holdings, Inc., Class A (a)	22,433	266,504
Manning & Napier, Inc.	5,755	99,331
Oppenheimer Holdings, Inc., Class A	4,296	103,061
Pzena Investment Management, Inc., Class A	4,759	53,110
RCS Capital Corp., Class A	1,803	38,278
Resource America, Inc., Class A	5,735	53,622
Silvercrest Asset Management Group, Inc., Class A	2,420	41,648
Virtus Investment Partners, Inc. (a)	2,998	634,827
Westwood Holdings Group, Inc.	3,088	185,404
WisdomTree Investments, Inc. (a)	45,775	565,779

		4,307,843

Auto Parts – 1.0%
American Axle & Manufacturing Holdings, Inc. (a)	28,709	542,313
Dana Holding Corp.	66,441	1,622,489
Dorman Products, Inc. (a)	11,438	564,122
Federal-Mogul Corp. (a)	12,188	246,563
Fox Factory Holding Corp. (a)	4,761	83,746
Fuel Systems Solutions, Inc. (a)	6,093	67,876
Gentherm, Inc. (a)	14,932	663,728
Meritor, Inc. (a)	41,497	541,121
Remy International, Inc.	6,036	140,941
Standard Motor Products, Inc.	8,393	374,915
Stoneridge, Inc. (a)	12,178	130,548
Superior Industries International, Inc.	9,957	205,313
Tenneco, Inc. (a)	25,791	1,694,469
Tower International, Inc. (a)	8,707	320,766

		7,198,910

Auto Services – 0.1%
Cooper Tire & Rubber Co.	26,963	808,890

Back Office Support, HR & Consulting – 1.8%
The Advisory Board Co. (a)	15,599	808,028
Angie’s List, Inc. (a)	18,559	221,594
Arrowhead Research Corp. (a)	21,967	314,348
Barrett Business Services, Inc.	3,033	142,551
CBIZ, Inc. (a)	17,612	159,036
CDI Corp.	5,959	85,869
Convergys Corp.	43,319	928,759
The Corporate Executive Board Co.	14,415	983,391
Corporate Resource Services, Inc. (a)	6,542	19,495
CRA International, Inc. (a)	4,401	101,443
Dice Holdings, Inc. (a)	16,926	128,807
ExlService Holdings, Inc. (a)	14,028	413,125
Forrester Research, Inc.	4,796	181,673
FTI Consulting, Inc. (a)	17,416	658,673
GP Strategies Corp. (a)	6,359	164,571
The Hackett Group, Inc.	11,412	68,130
Heidrick & Struggles International, Inc.	7,683	142,136
Huron Consulting Group, Inc. (a)	10,033	710,537
ICF International, Inc. (a)	8,576	303,247
Insperity, Inc.	9,608	317,064
Kelly Services, Inc., Class A	11,572	198,691

See Notes to Financial Statements.

62	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Back Office Support, HR & Consulting (concluded)
Kforce, Inc.	11,576	$250,620
Korn/Ferry International (a)	21,087	619,325
Liquidity Services, Inc. (a)	11,313	178,293
MAXIMUS, Inc.	28,823	1,239,966
Monster Worldwide, Inc. (a)	38,748	253,412
Navigant Consulting, Inc. (a)	21,121	368,561
On Assignment, Inc. (a)	23,024	818,964
Paylocity Holding Corp. (a)	3,595	77,760
PRGX Global, Inc. (a)	12,925	82,591
Resources Connection, Inc.	16,921	221,834
RPX Corp. (a)	22,782	404,381
ServiceSource International, Inc. (a)	29,605	171,709
Sykes Enterprises, Inc. (a)	16,934	367,976
TeleTech Holdings, Inc. (a)	7,658	222,005
TriNet Group, Inc. (a)	6,759	162,689
TrueBlue, Inc. (a)	17,556	484,019
WageWorks, Inc. (a)	14,877	717,220

		13,692,493

Banks: Diversified – 7.3%
1st Source Corp.	6,362	194,804
1st United Bancorp, Inc.	12,627	108,845
Ambac Financial Group, Inc. (a)	19,197	524,270
American National Bankshares, Inc.	3,346	72,709
Ameris Bancorp (a)	10,676	230,175
Ames National Corp.	3,531	81,707
Arrow Financial Corp.	4,538	117,716
Bancfirst Corp.	2,994	185,329
Banco Latinoamericano de Comercio Exterior SA	12,528	371,706
The Bancorp, Inc. (a)	14,098	167,907
BancorpSouth, Inc.	40,779	1,001,940
The Bank of Kentucky Financial Corp.	2,598	90,384
Bank of Marin Bancorp	2,492	113,610
Bank of the Ozarks, Inc.	33,745	1,128,770
Banner Corp.	8,299	328,889
BBCN Bancorp, Inc.	33,744	538,217
BBX Capital Corp. (a)	3,643	65,574
BNC Bancorp	8,299	141,664
Boston Private Financial Holdings, Inc.	33,899	455,603
Bridge Bancorp, Inc.	4,913	117,863
Bridge Capital Holdings (a)	4,123	99,818
Bryn Mawr Bank Corp.	5,804	169,012
Camden National Corp.	3,157	122,365
Capital City Bank Group, Inc.	4,534	65,879
Capitol Federal Financial, Inc.	60,622	737,164
Cardinal Financial Corp.	13,615	251,333
Cascade Bancorp (a)	13,134	68,428
Cathay General Bancorp	33,774	863,263
Centerstate Banks, Inc.	15,168	169,882
Central Pacific Financial Corp.	7,281	144,528
Century Bancorp, Inc., Class A	1,441	50,925
Charter Financial Corp.	9,379	104,107
Chemical Financial Corp.	12,671	355,802
Citizens & Northern Corp.	5,290	103,102
City Holding Co.	6,667	300,815
CNB Financial Corp.	6,189	103,975
CoBiz Financial, Inc.	15,314	164,932
Columbia Banking System, Inc.	22,307	586,897
Community Bank System, Inc.	17,223	623,473
Community Trust Bancorp, Inc.	6,633	226,981
CommunityOne Bancorp (a)	4,620	44,814
ConnectOne Bancorp, Inc.	4,949	95,169
CU Bancorp (a)	4,208	80,247
Customers Bancorp, Inc. (a)	10,847	217,040
CVB Financial Corp.	44,960	720,709
Eagle Bancorp, Inc. (a)	9,656	325,890
Enterprise Bancorp, Inc.	3,122	64,407

Common Stocks	Shares	Value
Banks: Diversified (continued)
Enterprise Financial Services Corp.	8,388	$151,487
EverBank Financial Corp.	38,562	777,410
Fidelity Southern Corp.	7,130	92,619
Financial Institutions, Inc.	5,872	137,522
First Bancorp, Inc.	4,038	70,503
First Bancorp, North Carolina	8,401	154,158
First Bancorp, Puerto Rico (a)	44,684	243,081
First Busey Corp.	30,809	179,000
First Business Financial Services, Inc.	1,599	75,201
First Citizens BancShares, Inc., Class A	3,199	783,755
First Commonwealth Financial Corp.	40,025	369,030
First Community Bancshares, Inc.	6,988	100,138
First Connecticut Bancorp, Inc.	6,783	108,867
First Financial Bancorp	24,444	420,681
First Financial Bankshares, Inc.	27,190	852,950
First Financial Corp.	4,851	156,154
First Interstate Bancsystem, Inc.	7,638	207,601
First Merchants Corp.	15,291	323,252
First Midwest Bancorp, Inc.	31,965	544,364
First NBC Bank Holding Co. (a)	6,352	212,856
The First of Long Island Corp.	3,395	132,677
FirstMerit Corp.	70,184	1,386,134
Flagstar Bancorp, Inc. (a)	8,573	155,171
FNB Corp.	70,647	905,695
German American Bancorp, Inc.	5,665	153,408
Glacier Bancorp, Inc.	31,583	896,326
Guaranty Bancorp	6,198	86,152
Hampton Roads Bankshares, Inc. (a)	14,153	24,485
Hancock Holding Co.	34,874	1,231,750
Hanmi Financial Corp.	13,453	283,589
Heartland Financial USA, Inc.	6,630	163,960
Heritage Commerce Corp.	8,939	73,032
Heritage Oaks Bancorp (a)	9,568	73,004
Home BancShares, Inc.	22,937	752,792
Horizon Bancorp	3,926	85,744
Hudson Valley Holding Corp.	6,337	114,383
Iberiabank Corp.	13,298	920,089
Independent Bank Corp./MA	10,130	388,789
Independent Bank Corp./MI	8,253	106,216
Independent Bank Group, Inc.	3,851	214,385
International Bancshares Corp.	23,097	623,619
Janus Capital Group, Inc.	63,462	792,006
Lakeland Bancorp, Inc.	16,234	175,325
Lakeland Financial Corp.	6,997	267,006
Macatawa Bank Corp.	11,349	57,539
MainSource Financial Group, Inc.	8,697	150,023
MB Financial, Inc.	23,403	633,051
Mercantile Bank Corp.	7,057	161,464
Merchants Bancshares, Inc.	2,177	69,620
Meridian Interstate Bancorp, Inc. (a)	3,497	89,803
Metro Bancorp, Inc. (a)	6,060	140,107
MidSouth Bancorp, Inc.	3,630	72,201
NASB Financial, Inc.	1,585	37,485
National Bank Holdings Corp., Class A	17,397	346,896
National Bankshares, Inc.	2,975	91,898
National Penn Bancshares, Inc.	49,828	527,180
NBT Bancorp, Inc.	18,507	444,538
NewBridge Bancorp (a)	14,135	113,928
Northrim BanCorp, Inc.	2,851	72,900
OFG Bancorp	19,215	353,748
Old Line Bancshares, Inc.	3,195	50,353
Old National Bancorp	44,962	642,057
Opus Bank (a)	1,996	58,004
Pacific Continental Corp.	7,681	105,460
Pacific Premier Bancorp, Inc. (a)	7,279	102,561
Palmetto Bancshares, Inc. (a)	1,830	26,334
Park National Corp.	5,401	416,957

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	63

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Diversified (concluded)
Park Sterling Corp.	19,121	$126,007
Peapack Gladstone Financial Corp.	5,131	108,829
Penns Woods Bancorp, Inc.	2,018	95,048
Peoples Bancorp, Inc.	4,616	122,093
Peoples Financial Services Corp.	3,085	158,538
Pinnacle Financial Partners, Inc.	15,080	595,358
Preferred Bank (a)	4,920	116,309
PrivateBancorp, Inc.	30,389	883,104
Prosperity Bancshares, Inc.	29,565	1,850,769
Provident Financial Services, Inc.	25,528	442,145
Renasant Corp.	13,332	387,561
Republic Bancorp, Inc., Class A	4,218	100,051
Republic First Bancorp, Inc. (a)	12,795	64,487
S&T Bancorp, Inc.	12,614	313,458
Sandy Spring Bancorp, Inc.	10,641	265,067
Seacoast Banking Corp. of Florida (a)	8,112	88,177
ServisFirst Bancshares, Inc. (a)	244	21,089
Sierra Bancorp	5,212	82,350
Simmons First National Corp., Class A	6,897	271,673
South State Corp.	10,211	622,871
Southside Bancshares, Inc. (b)	7,987	231,304
Southwest Bancorp, Inc.	8,433	143,867
Square 1 Financial, Inc. (a)	2,366	44,978
State Bank Financial Corp.	13,649	230,805
Stock Yards Bancorp, Inc.	6,241	186,606
Stonegate Bank	4,000	100,800
Suffolk Bancorp (a)	4,937	110,144
Sun Bancorp, Inc. (a)	18,214	73,038
Susquehanna Bancshares, Inc.	79,742	842,076
Talmer Bancorp, Inc., Class A (a)	7,692	106,073
Taylor Capital Group, Inc. (a)	7,443	159,131
Texas Capital Bancshares, Inc. (a)	18,270	985,666
Tompkins Financial Corp.	6,273	302,233
TowneBank	12,434	195,338
Trico Bancshares	6,877	159,134
Tristate Capital Holdings, Inc. (a)	9,023	127,495
TrustCo Bank Corp. NY	40,346	269,511
Trustmark Corp.	28,653	707,443
UMB Financial Corp.	16,013	1,015,064
Umpqua Holdings Corp.	70,664	1,266,299
Union Bankshares Corp.	19,621	503,279
United Bankshares, Inc.	29,264	946,105
United Community Banks, Inc.	21,215	347,290
United Community Financial Corp. (a)	21,451	88,593
Univest Corp. of Pennsylvania	6,873	142,271
Valley National Bancorp	85,094	843,282
VantageSouth Bancshares, Inc. (a)(b)	8,534	50,777
Washington Trust Bancorp, Inc.	6,217	228,599
Webster Financial Corp.	38,266	1,206,910
WesBanco, Inc.	11,128	345,413
West BanCorp., Inc.	6,627	100,929
Westamerica BanCorp	11,168	583,863
Western Alliance Bancorp (a)	31,999	761,576
Wilshire Bancorp, Inc.	29,883	306,898
Wintrust Financial Corp.	19,736	907,856
Yadkin Financial Corp. (a)	5,824	109,724

		55,074,466

Banks: Savings, Thrift & Mortgage Lending – 1.4%
Apollo Residential Mortgage, Inc.	13,427	224,500
Astoria Financial Corp.	36,745	494,220
Banc of California, Inc.	12,688	138,299
Bank Mutual Corp.	19,996	115,977
BankFinancial Corp.	7,945	88,666
Beneficial Mutual Bancorp, Inc. (a)	12,379	167,859
Berkshire Hills Bancorp, Inc.	10,665	247,641
BofI Holding, Inc. (a)	6,019	442,216

Common Stocks	Shares	Value
Banks: Savings, Thrift & Mortgage Lending (concluded)
Brookline Bancorp, Inc.	29,968	$280,800
Clifton Bancorp, Inc.	10,872	137,748
Dime Community Bancshares, Inc.	13,908	219,607
ESB Financial Corp.	5,515	71,364
First Defiance Financial Corp.	4,072	116,866
First Financial Northwest, Inc.	6,168	67,046
Flushing Financial Corp.	12,795	262,937
Fox Chase Bancorp, Inc.	5,072	85,514
Franklin Financial Corp. (a)	4,014	87,104
Great Southern Bancorp, Inc.	4,395	140,860
Heritage Financial Corp.	12,754	205,212
Home Loan Servicing Solutions Ltd.	29,964	681,082
HomeStreet, Inc.	6,261	115,015
Investors Bancorp, Inc.	151,825	1,677,666
Kearny Financial Corp. (a)	5,918	89,599
Ladder Capital Corp., Class A (a)	6,547	118,304
Northfield Bancorp, Inc.	22,489	294,831
Northwest Bancshares, Inc.	39,932	541,877
OceanFirst Financial Corp.	5,667	93,846
OmniAmerican Bancorp, Inc.	4,866	121,650
Oritani Financial Corp.	19,321	297,350
Sterling Bancorp	35,554	426,648
Territorial Bancorp, Inc.	3,664	76,504
United Financial Bancorp, Inc.	22,365	303,046
ViewPoint Financial Group, Inc.	16,908	454,994
Washington Federal, Inc.	42,955	963,481
Waterstone Financial, Inc.	14,632	166,951
WSFS Financial Corp.	3,750	276,263

		10,293,543

Beverage: Brewers & Distillers – 0.1%
The Boston Beer Co., Inc., Class A (a)	3,524	787,684
Craft Brew Alliance, Inc. (a)	4,610	50,987

		838,671

Beverage: Soft Drinks – 0.0%
Coca-Cola Bottling Co. Consolidated	1,958	144,246
Farmer Bros Co. (a)	3,115	67,315
National Beverage Corp. (a)	4,822	91,232

		302,793

Biotechnology – 4.9%
Acceleron Pharma, Inc. (a)	6,962	236,499
Acorda Therapeutics, Inc. (a)	17,661	595,352
Actinium Pharmaceuticals, Inc. (a)	8,313	60,020
Aegerion Pharmaceuticals, Inc. (a)	12,540	402,409
Agenus, Inc. (a)	25,804	83,089
Akebia Therapeutics, Inc. (a)	3,364	93,486
Albany Molecular Research, Inc. (a)	9,985	200,898
Alder Biopharmaceuticals, Inc. (a)	3,433	68,900
Alimera Sciences, Inc. (a)	10,857	64,925
AMAG Pharmaceuticals, Inc. (a)	9,281	192,302
ANI Pharmaceuticals, Inc. (a)	2,876	99,049
Applied Genetic Technologies Corp. (a)	2,067	47,748
Arena Pharmaceuticals, Inc. (a)	93,053	545,291
Ariad Pharmaceuticals, Inc. (a)	70,070	446,346
Array BioPharma, Inc. (a)	53,532	244,106
Bio Path Holdings, Inc. (a)	31,100	94,855
BioCryst Pharmaceuticals, Inc. (a)	29,670	378,292
BioDelivery Sciences International, Inc. (a)	17,718	213,856
BioTelemetry, Inc. (a)	11,169	80,082
Biotime, Inc. (a)(b)	22,183	67,658
Bluebird Bio, Inc. (a)	8,089	311,993
Celldex Therapeutics, Inc. (a)	37,915	618,773
Cellular Dynamics International, Inc. (a)(b)	4,032	58,746
Cepheid, Inc. (a)	29,524	1,415,381
ChemoCentryx, Inc. (a)(b)	11,665	68,240

See Notes to Financial Statements.

64	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology (continued)
Clovis Oncology, Inc. (a)	10,451	$432,776
CTI BioPharma Corp. (a)	56,809	159,633
Cytokinetics, Inc. (a)	14,800	70,744
Cytori Therapeutics, Inc. (a)(b)	29,158	69,688
CytRx Corp. (a)	24,104	100,755
Dendreon Corp. (a)(b)	68,391	157,299
Durata Therapeutics, Inc. (a)(b)	6,544	111,444
Dyax Corp. (a)	57,505	552,048
Dynavax Technologies Corp. (a)	112,090	179,344
Eleven Biotherapeutics, Inc. (a)	1,919	25,292
Emergent Biosolutions, Inc. (a)	12,399	278,482
Enzo Biochem, Inc. (a)	14,557	76,424
Epizyme, Inc. (a)	5,416	168,546
Exact Sciences Corp. (a)(b)	35,090	597,583
Exelixis, Inc. (a)(b)	82,717	280,411
Five Prime Therapeutics, Inc. (a)	7,371	114,619
Foundation Medicine, Inc. (a)	5,913	159,414
Furiex Pharmaceuticals, Inc. (a)	3,003	318,859
Galena Biopharma, Inc. (a)(b)	50,126	153,386
GenMark Diagnostics, Inc. (a)	17,604	238,182
Genocea Biosciences, Inc. (a)	1,630	30,563
Genomic Health, Inc. (a)	7,091	194,293
Geron Corp. (a)	66,698	214,101
Halozyme Therapeutics, Inc. (a)	43,887	433,604
Heron Therapeutics, Inc. (a)	8,149	100,396
Horizon Pharma, Inc. (a)	27,490	434,892
Hyperion Therapeutics, Inc. (a)	5,750	150,075
Idenix Pharmaceuticals, Inc. (a)	49,760	1,199,216
Idera Pharmaceuticals, Inc. (a)	25,943	75,235
IGI Laboratories, Inc. (a)	12,168	64,612
Immunogen, Inc. (a)	36,496	432,478
Immunomedics, Inc. (a)	35,374	129,115
Inovio Pharmaceuticals, Inc. (a)	25,519	275,860
Insmed, Inc. (a)	16,657	332,807
Insys Therapeutics, Inc. (a)(b)	4,233	132,197
InterMune, Inc. (a)	41,872	1,848,649
Intrexon Corp. (a)(b)	15,122	380,016
Karyopharm Therapeutics, Inc. (a)(b)	5,235	243,689
Keryx Biopharmaceuticals, Inc. (a)(b)	38,745	595,898
Kindred Biosciences, Inc. (a)	4,468	83,284
Lexicon Pharmaceuticals, Inc. (a)	97,672	157,252
Liberator Medical Holdings, Inc.	13,178	49,417
Ligand Pharmaceuticals, Inc., Class B (a)	8,755	545,349
MacroGenics, Inc. (a)	8,472	184,097
MannKind Corp. (a)(b)	96,655	1,062,238
Merrimack Pharmaceuticals, Inc. (a)(b)	41,636	303,526
Mirati Therapeutics, Inc. (a)	2,975	59,500
Momenta Pharmaceuticals, Inc. (a)	20,422	246,698
Nektar Therapeutics (a)	53,802	689,742
Neuralstem, Inc. (a)	28,817	121,608
Neurocrine Biosciences, Inc. (a)	32,122	476,690
NewLink Genetics Corp. (a)	8,377	222,409
Northwest Biotherapeutics, Inc. (a)	14,989	100,576
Novavax, Inc. (a)	88,603	409,346
NPS Pharmaceuticals, Inc. (a)	45,025	1,488,076
Omeros Corp. (a)(b)	14,326	249,272
OncoMed Pharmaceuticals, Inc. (a)(b)	5,421	126,309
Oncothyreon, Inc. (a)	29,753	96,400
Ophthotech Corp. (a)	5,863	248,064
Opko Health, Inc. (a)(b)	83,437	737,583
Orexigen Therapeutics, Inc. (a)	49,436	305,514
Organovo Holdings, Inc. (a)	26,557	221,751
Osiris Therapeutics, Inc. (a)	7,973	124,538
Pacific Biosciences of California, Inc. (a)	24,403	150,811
PDL BioPharma, Inc.	68,236	660,524
Peregrine Pharmaceuticals, Inc. (a)(b)	74,995	140,991
Peregrine Semiconductor Corp. (a)	11,797	80,927

Common Stocks	Shares	Value
Biotechnology (concluded)
Progenics Pharmaceuticals, Inc. (a)	29,396	$126,697
Prothena Corp. PLC (a)	9,235	208,249
PTC Therapeutics, Inc. (a)	9,395	245,585
Puma Biotechnology, Inc. (a)	9,827	648,582
RadNet, Inc. (a)	13,985	92,721
Raptor Pharmaceutical Corp. (a)(b)	26,424	305,197
Regado Biosciences, Inc. (a)	6,473	43,952
Regulus Therapeutics, Inc. (a)	5,836	46,921
Repligen Corp. (a)	13,549	308,782
Repros Therapeutics, Inc. (a)	9,777	169,142
Retrophin, Inc. (a)	8,964	105,237
Rigel Pharmaceuticals, Inc. (a)	37,244	135,196
Rockwell Medical, Inc. (a)(b)	17,266	207,019
RTI Surgical, Inc. (a)	23,911	104,013
Sangamo Biosciences, Inc. (a)	28,805	439,852
Sarepta Therapeutics, Inc. (a)	17,243	513,669
Sequenom, Inc. (a)(b)	49,491	191,530
Stemline Therapeutics, Inc. (a)	4,800	70,416
Sucampo Pharmaceuticals, Inc., Class A (a)	7,493	51,702
Sunesis Pharmaceuticals, Inc. (a)	20,959	136,653
Symmetry Medical, Inc. (a)	15,916	141,016
Synageva BioPharma Corp. (a)	9,036	946,973
Synergy Pharmaceuticals, Inc. (a)(b)	39,786	161,929
Synta Pharmaceuticals Corp. (a)(b)	25,069	102,532
TESARO, Inc. (a)	8,170	254,169
Theravance, Inc. (a)	34,905	1,039,471
Threshold Pharmaceuticals, Inc. (a)	21,866	86,589
Vanda Pharmaceuticals, Inc. (a)	14,406	233,089
Veracyte, Inc. (a)	2,754	47,148
Verastem, Inc. (a)	8,990	81,449
Versartis, Inc. (a)	2,948	82,662
Vital Therapies, Inc. (a)	2,226	60,636
West Pharmaceutical Services, Inc.	29,924	1,262,194
Wright Medical Group, Inc. (a)	21,060	661,284
Xencor Inc. (a)	6,336	73,624
XOMA Corp. (a)	35,658	163,670
ZIOPHARM Oncology, Inc. (a)(b)	34,359	138,467

		37,231,430

Building Materials – 0.9%
Builders FirstSource, Inc. (a)	19,498	145,845
Continental Building Products, Inc. (a)	5,110	78,694
Gibraltar Industries, Inc. (a)	13,095	203,103
Griffon Corp.	16,926	209,882
Headwaters, Inc. (a)	31,241	433,938
Louisiana-Pacific Corp. (a)	60,073	902,296
LSI Industries, Inc.	9,121	72,786
Masonite International Corp. (a)	12,516	704,150
NCI Building Systems, Inc. (a)	11,957	232,325
Patrick Industries, Inc. (a)	3,459	161,155
PGT, Inc. (a)	20,333	172,221
Quanex Building Products Corp.	16,066	287,099
Revolution Lighting Technologies, Inc. (a)(b)	14,116	32,467
Simpson Manufacturing Co., Inc.	17,550	638,118
Stock Building Supply Holdings, Inc. (a)	6,195	122,227
Texas Industries, Inc. (a)	9,436	871,509
Trex Co., Inc. (a)	14,329	412,962
Watsco, Inc.	10,945	1,124,708

		6,805,485

Building: Climate Control – 0.1%
AAON, Inc.	11,949	400,531
Comfort Systems USA, Inc.	16,118	254,664
Nortek, Inc. (a)	3,843	344,948

		1,000,143

Building: Roofing, Wallboard & Plumbing – 0.1%
Beacon Roofing Supply, Inc. (a)	21,039	696,812

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	65

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Casinos & Gambling – 0.4%
Boyd Gaming Corp. (a)	32,984	$400,096
Caesars Acquisition Co., Class A (a)	19,432	240,374
Caesars Entertainment Corp. (a)	21,679	391,956
Empire Resorts, Inc. (a)	6,185	44,285
Isle of Capri Casinos, Inc. (a)	9,210	78,838
Monarch Casino & Resort, Inc. (a)	3,965	60,030
Multimedia Games Holding Co., Inc. (a)	12,558	372,219
Penn National Gaming, Inc. (a)	33,159	402,550
Pinnacle Entertainment, Inc. (a)	25,287	636,727
Scientific Games Corp., Class A (a)	21,555	239,691

		2,866,766

Cement – 0.0%
U.S. Concrete, Inc. (a)	6,038	149,440

Chemicals: Diversified – 1.3%
Aceto Corp.	12,203	221,362
American Vanguard Corp.	12,426	164,272
Axiall Corp.	29,633	1,400,752
Chemtura Corp. (a)	40,742	1,064,589
Hawkins, Inc.	4,465	165,830
Innophos Holdings, Inc.	9,277	534,077
KMG Chemicals, Inc.	3,940	70,841
Landec Corp. (a)	11,330	141,512
LSB Industries, Inc. (a)	8,219	342,486
Marrone Bio Innovations, Inc. (a)(b)	4,828	56,101
Olin Corp.	33,522	902,412
OM Group, Inc.	13,598	440,983
OMNOVA Solutions, Inc. (a)	20,168	183,327
PolyOne Corp.	39,853	1,679,405
Sensient Technologies Corp.	20,953	1,167,501
Taminco Corp. (a)	12,076	280,888
Tronox Ltd., Class A	26,040	700,476

		9,516,814

Chemicals: Specialty – 0.6%
Advanced Emissions Solutions, Inc. (a)	9,206	211,094
Balchem Corp.	12,886	690,174
Calgon Carbon Corp. (a)	22,603	504,725
FutureFuel Corp.	9,216	152,894
Innospec, Inc.	10,335	446,162
Kraton Performance Polymers, Inc. (a)	13,908	311,400
Polypore International, Inc. (a)	19,099	911,595
Quaker Chemical Corp.	5,604	430,331
Stepan Co.	8,138	430,175
Zep, Inc.	9,755	172,273

		4,260,823

Coal – 0.2%
Arch Coal, Inc. (b)	89,947	328,306
Cloud Peak Energy, Inc. (a)	25,916	477,373
Hallador Energy Co.	3,731	35,407
Walter Energy, Inc. (b)	27,776	151,379
Westmoreland Coal Co. (a)	5,627	204,148

		1,196,613

Commercial Banks – 0.0%
HomeTrust Bancshares, Inc. (a)	8,305	130,970

Commercial Finance & Mortgage Companies – 0.1%
Capital Bank Financial Corp., Class A (a)	10,114	238,792
Federal Agricultural Mortgage Corp., Class C	4,442	138,057
Meta Financial Group, Inc.	2,585	103,400
NewStar Financial, Inc. (a)	11,373	159,904
PennyMac Financial Services, Inc. (a)(c)	5,912	89,803
RE/MAX Holdings, Inc., Class A	4,592	135,877
Stonegate Mortgage Corp. (a)	6,044	84,314
Walker & Dunlop, Inc. (a)	7,853	110,806

		1,060,953

Common Stocks	Shares	Value
Commercial Services & Supplies – 0.3%
ARC Document Solutions, Inc. (a)	17,584	$103,042
Civeo Corp. (a)	39,781	995,718
Collectors Universe	2,815	55,146
Hill International, Inc. (a)	10,133	63,129
Information Services Group, Inc. (a)	13,519	65,026
LifeLock, Inc. (a)	34,140	476,594
National Research Corp. (a)	4,056	56,743
National Research Corp., Class B (a)	262	10,229
Performant Financial Corp. (a)	12,646	127,725
Quest Resource Holding Corp. (a)	4,700	24,487
Weight Watchers International, Inc.	11,944	240,911

		2,218,750

Commercial Services: Rental & Leasing – 0.5%
Aircastle Ltd.	27,386	486,649
CAI International, Inc. (a)	7,376	162,346
Electro Rent Corp.	6,947	116,223
H&E Equipment Services, Inc. (a)	13,263	481,977
Marlin Business Services Corp.	3,563	64,811
McGrath RentCorp	10,985	403,699
Mobile Mini, Inc.	19,793	947,887
PHH Corp. (a)	24,367	559,954
TAL International Group, Inc. (a)	14,429	640,070

		3,863,616

Commercial Vehicles & Parts – 0.3%
Accuride Corp. (a)	16,429	80,338
Commercial Vehicle Group, Inc. (a)	11,134	111,785
Cooper-Standard Holding, Inc. (a)	5,766	381,479
Miller Industries, Inc.	4,704	96,808
Modine Manufacturing Co. (a)	20,197	317,901
Motorcar Parts of America, Inc. (a)	6,304	153,502
Rush Enterprises, Inc., Class A (a)	14,535	503,928
Spartan Motors, Inc.	14,520	65,921
Strattec Security Corp.	1,439	92,801
Wabash National Corp. (a)	29,219	416,371

		2,220,834

Communications Equipment – 0.1%
Aerohive Networks, Inc. (a)	3,939	32,379
Polycom, Inc. (a)	58,561	733,769
Ruckus Wireless, Inc. (a)	27,628	329,049

		1,095,197

Communications Technology – 1.8%
ADTRAN, Inc.	23,936	539,996
Alliance Fiber Optic Products, Inc.	5,285	95,658
Anixter International, Inc.	11,486	1,149,404
Aruba Networks, Inc. (a)	45,250	792,780
Bel Fuse, Inc., Class B	4,230	108,584
Black Box Corp.	6,534	153,157
Calix, Inc. (a)	17,744	145,146
Ciena Corp. (a)	44,560	965,170
Comtech Telecommunications Corp.	6,430	240,032
Cyan, Inc. (a)	11,482	46,272
Datalink Corp. (a)	8,617	86,170
Digi International, Inc. (a)	10,792	101,661
DigitalGlobe, Inc. (a)	32,012	889,934
Emulex Corp. (a)	33,900	193,230
Enventis Corp.	5,768	91,365
Extreme Networks, Inc. (a)	40,879	181,503
Finisar Corp. (a)	40,993	809,612
General Cable Corp.	20,623	529,186
Harmonic, Inc. (a)	40,240	300,190
Infinera Corp. (a)	52,003	478,428
Intelsat SA (a)	11,694	220,315
InterDigital, Inc.	17,157	820,105
Ixia (a)	24,542	280,515

See Notes to Financial Statements.

66	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Technology (concluded)
KVH Industries, Inc. (a)	6,756	$88,031
Loral Space & Communications, Inc. (a)	5,537	402,484
NETGEAR, Inc. (a)	15,477	538,135
Numerex Corp., Class A (a)	6,348	72,938
Oplink Communications, Inc. (a)	7,855	133,299
Parkervision, Inc. (a)(b)	41,777	61,830
Plantronics, Inc.	18,037	866,678
Procera Networks, Inc. (a)	8,853	89,327
QLogic Corp. (a)	37,083	374,167
RingCentral, Inc., Class A (a)	11,906	180,138
Seachange International, Inc. (a)	14,046	112,508
ShoreTel, Inc. (a)	26,507	172,826
Sonus Networks, Inc. (a)	103,910	373,037
TeleNav, Inc. (a)	11,386	64,786
ViaSat, Inc. (a)	17,534	1,016,271

		13,764,868

Computer Services Software & Systems – 5.9%
A10 Networks, Inc. (a)	5,452	72,512
ACI Worldwide, Inc. (a)(d)	16,514	921,977
Actuate Corp. (a)	19,614	93,559
Acxiom Corp. (a)	32,742	710,174
American Software, Inc., Class A	10,307	101,833
Aspen Technology, Inc. (a)	38,986	1,808,950
AVG Technologies NV (a)	14,819	298,306
Bankrate, Inc. (a)	28,423	498,539
Barracuda Networks, Inc. (a)(b)	3,332	103,359
Bazaarvoice, Inc. (a)	21,215	167,386
Benefitfocus, Inc. (a)	2,063	95,352
Blackbaud, Inc.	19,607	700,754
Blucora, Inc. (a)	17,898	337,735
Bottomline Technologies, Inc. (a)	16,684	499,185
Brightcove, Inc. (a)	13,620	143,555
BroadSoft, Inc. (a)	12,147	320,559
CACI International, Inc., Class A (a)	10,057	706,102
Callidus Software, Inc. (a)	19,473	232,508
CIBER, Inc. (a)	33,362	164,808
CommVault Systems, Inc. (a)	20,024	984,580
Computer Task Group, Inc.	6,625	109,047
ComScore, Inc. (a)	14,640	519,427
Cornerstone OnDemand, Inc. (a)	22,511	1,035,956
Covisint Corp. (a)	3,297	16,023
CSG Systems International, Inc.	14,653	382,590
Cvent, Inc. (a)	7,615	221,520
DealerTrack Holdings, Inc. (a)	22,705	1,029,445
Demand Media, Inc. (a)	18,641	89,850
Demandware, Inc. (a)	12,717	882,178
Digimarc Corp.	2,721	88,705
Digital River, Inc. (a)	13,838	213,520
Dot Hill Systems Corp. (a)	25,468	119,700
EarthLink Holdings Corp.	42,931	159,703
Ebix, Inc. (b)	13,118	187,719
Endurance International Group Holdings, Inc. (a)(b)	12,769	195,238
Envestnet, Inc. (a)	14,415	705,182
EPAM Systems, Inc. (a)	15,087	660,056
EPIQ Systems, Inc.	13,172	185,067
ePlus, Inc. (a)	2,194	127,691
Guidance Software, Inc. (a)	7,561	68,956
Guidewire Software, Inc. (a)	28,814	1,171,577
ICG Group, Inc. (a)	17,374	362,769
iGATE Corp. (a)	15,649	569,467
Imperva, Inc. (a)	9,451	247,427
Infoblox, Inc. (a)	22,993	302,358
Interactive Intelligence Group, Inc. (a)	7,113	399,253
Internap Network Services Corp. (a)	23,454	165,351
IntraLinks Holdings, Inc. (a)	16,692	148,392
Jive Software, Inc. (a)	18,092	153,963

Common Stocks	Shares	Value
Computer Services Software & Systems (concluded)
The KEYW Holding Corp. (a)(b)	13,875	$174,409
Limelight Networks, Inc. (a)	25,852	79,107
Lionbridge Technologies, Inc. (a)	27,828	165,298
LivePerson, Inc. (a)	22,972	233,166
LogMeIn, Inc. (a)	10,280	479,254
Luxoft Holding, Inc. (a)	3,324	119,863
Manhattan Associates, Inc. (a)	32,089	1,104,824
Mantech International Corp., Class A	10,295	303,908
Mavenir Systems, Inc. (a)	4,150	62,873
Mentor Graphics Corp.	41,048	885,405
Mercury Systems, Inc. (a)	14,072	159,576
MicroStrategy, Inc., Class A (a)	3,843	540,403
Millennial Media, Inc. (a)	32,576	162,554
ModusLink Global Solutions, Inc. (a)	15,414	57,648
Monotype Imaging Holdings, Inc.	16,739	471,538
Netscout Systems, Inc. (a)	15,434	684,344
NIC, Inc.	27,633	437,983
Nimble Storage, Inc. (a)	3,904	119,931
OpenTable, Inc. (a)	9,967	1,032,581
PDF Solutions, Inc. (a)	12,932	274,417
Pegasystems, Inc.	15,063	318,131
Perficient, Inc. (a)	14,620	284,651
Progress Software Corp. (a)	21,817	524,481
Proofpoint, Inc. (a)	15,667	586,886
PROS Holdings, Inc. (a)	10,017	264,849
Q2 Holdings, Inc. (a)	4,208	60,006
QAD, Inc., Class A	2,480	52,874
QLIK Technologies, Inc. (a)	38,065	861,030
RealNetworks, Inc. (a)	9,370	71,493
RealPage, Inc. (a)	21,988	494,290
Reis, Inc.	3,718	78,375
Rocket Fuel, Inc. (a)(b)	7,796	242,378
Sapiens International Corp. NV (a)	10,472	83,776
Sapient Corp. (a)	48,568	789,230
Science Applications International Corp.	17,905	790,685
SciQuest, Inc. (a)	11,698	206,938
Shutterstock, Inc. (a)	6,456	535,719
SPS Commerce, Inc. (a)	6,927	437,717
SS&C Technologies Holdings, Inc. (a)	28,848	1,275,659
Synchronoss Technologies, Inc. (a)	14,975	523,526
SYNNEX Corp. (a)	12,053	878,061
Syntel, Inc. (a)	6,651	571,720
Tangoe, Inc. (a)(b)	16,447	247,692
TechTarget, Inc. (a)	7,018	61,899
TeleCommunication Systems, Inc., Class A (a)	20,223	66,534
Textura Corp. (a)(b)	7,932	187,512
Travelzoo, Inc. (a)	3,192	61,765
Tremor Video, Inc. (a)	15,127	71,399
Turtle Beach Corp. (a)	2,916	26,944
Tyler Technologies, Inc. (a)	13,983	1,275,389
The Ultimate Software Group, Inc. (a)	12,008	1,659,145
Unisys Corp. (a)	21,831	540,099
Unwired Planet, Inc. (a)	31,168	69,505
Varonis Systems, Inc. (a)	2,270	65,853
VASCO Data Security International, Inc. (a)	12,533	145,383
Verint Systems, Inc. (a)	22,876	1,122,068
VirnetX Holding Corp. (a)(b)	18,181	320,167
Virtusa Corp. (a)	11,127	398,347
Web.com Group, Inc. (a)	21,880	631,676
Wix.com Ltd. (a)(b)	5,839	115,846
YuMe, Inc. (a)(b)	7,674	45,277
Zix Corp. (a)	25,591	87,521

		44,161,441

Computer Technology – 0.5%
Cray, Inc. (a)	17,226	458,211
Immersion Corp. (a)	12,108	154,014

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	67

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computer Technology (concluded)
Insight Enterprises, Inc. (a)	17,311	$532,140
PC Connection, Inc.	3,991	82,534
Quantum Corp. (a)	93,880	114,534
Safeguard Scientifics, Inc. (a)	8,752	181,954
Silicon Graphics International Corp. (a)(b)	14,632	140,760
Super Micro Computer, Inc. (a)	14,597	368,866
Synaptics, Inc. (a)	15,267	1,383,801
Violin Memory, Inc. (a)(b)	33,745	149,490

		3,566,304

Construction – 0.5%
Aegion Corp. (a)	16,234	377,765
EMCOR Group, Inc.	28,612	1,274,092
Granite Construction, Inc.	16,653	599,175
Great Lakes Dredge & Dock Corp. (a)	25,542	204,081
Orion Marine Group, Inc. (a)	11,883	128,693
Primoris Services Corp.	16,187	466,833
Sterling Construction Co., Inc. (a)	7,976	74,815
Tutor Perini Corp. (a)	15,856	503,269

		3,628,723

Consumer Electronics – 0.2%
RealD, Inc. (a)	17,193	219,383
Skullcandy, Inc. (a)	8,579	62,198
TiVo, Inc. (a)	48,819	630,253
Universal Electronics, Inc. (a)	6,738	329,354
VOXX International Corp. (a)	8,174	76,917
XO Group, Inc. (a)	11,441	139,809

		1,457,914

Consumer Lending – 0.9%
Cash America International, Inc.	11,959	531,338
Credit Acceptance Corp. (a)	2,970	365,607
Encore Capital Group, Inc. (a)	10,900	495,078
Ezcorp, Inc., Class A (a)	21,999	254,088
First Cash Financial Services, Inc. (a)	12,280	707,205
JGWPT Holdings, Inc., Class A (a)	5,018	56,503
Marcus & Millichap, Inc. (a)	3,428	87,448
MGIC Investment Corp. (a)(b)	143,608	1,326,938
MoneyGram International, Inc. (a)	12,534	184,626
Nelnet, Inc., Class A	8,832	365,910
Nicholas Financial, Inc.	4,262	61,202
Portfolio Recovery Associates, Inc. (a)	21,223	1,263,405
Regional Management Corp. (a)	4,538	70,203
Springleaf Holdings, Inc. (a)	10,388	269,569
Tree.com, Inc. (a)	2,686	78,270
World Acceptance Corp. (a)	3,579	271,861

		6,389,251

Consumer Services: Miscellaneous – 0.6%
Chuy’s Holdings, Inc. (a)	6,985	253,556
Core-Mark Holding Co., Inc.	9,681	441,744
Del Frisco’s Restaurant Group, Inc. (a)	9,975	274,911
Move, Inc. (a)	16,814	248,679
Nutrisystem, Inc.	12,165	208,143
Sotheby’s	25,866	1,086,113
Steiner Leisure Ltd. (a)	6,261	271,039
WEX, Inc. (a)	16,475	1,729,381

		4,513,566

Containers & Packaging – 0.4%
AEP Industries, Inc. (a)	1,906	66,462
Berry Plastics Group, Inc. (a)	38,100	982,980
Graphic Packaging Holding Co. (a)	138,946	1,625,668
Myers Industries, Inc.	11,709	235,234
UFP Technologies, Inc. (a)	2,494	60,081

		2,970,425

Common Stocks	Shares	Value
Cosmetics – 0.1%
Elizabeth Arden, Inc. (a)	11,051	$236,712
Inter Parfums, Inc.	7,062	208,682
Revlon, Inc., Class A (a)	4,831	147,346

		592,740

Diversified Financial Services – 0.8%
Altisource Asset Management Corp. (a)	612	442,513
Altisource Portfolio Solutions SA (a)	6,182	708,333
Blackhawk Network Holdings, Inc. (a)	22,292	629,080
ConnectOne Bancorp, Inc. (a)	1,685	84,065
Evercore Partners, Inc., Class A	14,023	808,286
FBR & Co. (a)	3,945	107,028
Greenhill & Co., Inc.	12,031	592,527
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,116	130,723
JTH Holding, Inc., Class A (a)	1,576	52,497
MidWestOne Financial Group, Inc.	2,953	70,842
Moelis & Co. (a)	3,153	105,972
Outerwall, Inc. (a)	8,665	514,268
Piper Jaffray Cos. (a)	6,899	357,161
Stifel Financial Corp. (a)	27,760	1,314,436
Tiptree Financial, Inc., Class A	2,551	22,194

		5,939,925

Diversified Manufacturing Operations – 0.6%
AM Castle & Co. (a)	7,912	87,348
ARC Group Worldwide, Inc. (a)	1,293	19,654
Barnes Group, Inc.	22,991	886,073
Federal Signal Corp.	26,712	391,331
Harsco Corp.	34,255	912,211
Lydall, Inc. (a)	7,169	196,215
OSI Systems, Inc. (a)	8,442	563,503
Raven Industries, Inc.	15,433	511,450
Standex International Corp.	5,416	403,384
Trimas Corp. (a)	19,171	730,990

		4,702,159

Diversified Materials & Processing – 0.6%
Belden, Inc.	18,459	1,442,755
Cabot Microelectronics Corp. (a)	10,196	455,251
CLARCOR, Inc.	21,373	1,321,920
Encore Wire Corp.	8,758	429,492
Harbinger Group, Inc. (a)	35,198	447,015
Insteel Industries, Inc.	7,790	153,074
Koppers Holdings, Inc.	8,727	333,808
NL Industries, Inc.	2,756	25,603
Tredegar Corp.	10,575	247,561

		4,856,479

Diversified Media – 0.0%
EW Scripps Co. (a)	13,227	279,883
Hemisphere Media Group, Inc. (a)	3,703	46,510

		326,393

Diversified Retail – 0.3%
The Bon-Ton Stores, Inc. (b)	6,362	65,592
Fred’s, Inc., Class A	15,623	238,876
Gaiam, Inc., Class A (a)	6,086	46,741
HSN, Inc.	14,046	832,085
Overstock.com, Inc. (a)	4,912	77,462
Pricesmart, Inc.	7,899	687,529
Tuesday Morning Corp. (a)	18,391	327,728
Valuevision Media, Inc., Class A (a)	18,098	90,309
Winmark Corp.	988	68,794

		2,435,116

Drug & Grocery Store Chains – 0.4%
Casey’s General Stores, Inc.	16,293	1,145,235
Ingles Markets, Inc., Class A	5,513	145,267

See Notes to Financial Statements.

68	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Drug & Grocery Store Chains (concluded)
The Pantry, Inc. (a)	9,933	$160,915
PetMed Express, Inc.	8,583	115,699
Supervalu, Inc. (a)	86,135	708,030
Susser Holdings Corp. (a)	7,815	630,827
Village Super Market, Inc., Class A	2,748	64,935
Weis Markets, Inc.	4,629	211,684

		3,182,592

Education Services – 0.6%
2U, Inc. (a)	4,379	73,611
American Public Education, Inc. (a)	7,462	256,544
Bridgepoint Education, Inc. (a)	7,101	94,301
Bright Horizons Family Solutions, Inc. (a)	12,993	557,919
Capella Education Co.	4,661	253,512
Career Education Corp. (a)	28,369	132,767
Chegg, Inc. (a)	31,077	218,782
Education Management Corp. (a)(b)	8,426	14,240
Franklin Covey Co. (a)	4,655	93,705
Grand Canyon Education, Inc. (a)	19,765	908,597
HealthStream, Inc. (a)	9,031	219,453
Houghton Mifflin Harcourt Co. (a)	46,182	884,847
ITT Educational Services, Inc. (a)	10,154	169,470
K12, Inc. (a)	14,660	352,866
Rosetta Stone, Inc. (a)	9,079	88,248
Strayer Education, Inc. (a)	4,635	243,384
Universal Technical Institute, Inc.	9,176	111,397

		4,673,643

Electronic Components – 0.7%
Acacia Research Corp.	21,249	377,170
Checkpoint Systems, Inc. (a)	17,710	247,763
InvenSense, Inc. (a)(b)	30,176	684,693
Kemet Corp. (a)	19,035	109,451
Methode Electronics, Inc.	16,045	613,080
Multi-Fineline Electronix, Inc. (a)	3,703	40,881
NVE Corp. (a)	2,059	114,460
Park Electrochemical Corp.	8,834	249,207
Rogers Corp. (a)	7,664	508,506
Sanmina Corp. (a)	34,832	793,473
ScanSource, Inc. (a)	12,048	458,788
Sparton Corp. (a)	4,276	118,616
Speed Commerce, Inc. (a)	20,346	76,094
TTM Technologies, Inc. (a)	23,002	188,616
Universal Display Corp. (a)	17,206	552,313
Viasystems Group, Inc. (a)	2,203	23,991

		5,157,102

Electronic Entertainment – 0.2%
DTS, Inc. (a)	7,184	132,257
Glu Mobile, Inc. (a)	38,206	191,030
Take-Two Interactive Software, Inc. (a)	42,004	934,169

		1,257,456

Electronics – 0.4%
Agilysys, Inc. (a)	6,154	86,648
American Science & Engineering, Inc.	3,307	230,134
Coherent, Inc. (a)	10,550	698,094
Control4 Corp. (a)	4,888	95,609
CUI Global, Inc. (a)	8,674	72,862
Daktronics, Inc.	16,332	194,677
II-VI, Inc. (a)	22,354	323,239
iRobot Corp. (a)(b)	12,518	512,612
Newport Corp. (a)	16,873	312,151
Rofin-Sinar Technologies, Inc. (a)	11,923	286,629

		2,812,655

Common Stocks	Shares	Value
Energy Equipment – 0.5%
C&J Energy Services, Inc. (a)	19,491	$658,406
Capstone Turbine Corp. (a)(b)	140,200	211,702
Dynegy, Inc. (a)	42,473	1,478,060
Enphase Energy, Inc. (a)(b)	7,843	67,058
FuelCell Energy, Inc. (a)(b)	93,910	225,384
Matador Resources Co. (a)	31,013	908,061
PowerSecure International, Inc. (a)	9,696	94,439
Silver Spring Networks, Inc. (a)	15,062	200,776

		3,843,886

Energy Equipment & Services – 0.1%
CHC Group, Ltd. (a)	14,167	119,569
Geospace Technologies Corp. (a)	5,595	308,173
Pioneer Energy Services Corp. (a)	26,551	465,705

		893,447

Engineering & Contracting Services – 0.5%
Argan, Inc.	5,363	199,986
Dycom Industries, Inc. (a)	14,477	453,275
Engility Holdings, Inc. (a)	7,393	282,856
Exponent, Inc.	5,629	417,165
Furmanite Corp. (a)	16,139	187,858
Layne Christensen Co. (a)	8,434	112,172
MasTec, Inc. (a)	26,403	813,741
Mistras Group, Inc. (a)	7,108	174,288
MYR Group, Inc. (a)	9,163	232,099
Power Solutions International, Inc. (a)	1,886	135,735
Tetra Tech, Inc.	27,621	759,578
VSE Corp.	1,799	126,506

		3,895,259

Entertainment – 0.2%
AMC Entertainment Holdings, Inc., Class A	8,892	221,144
Ascent Capital Group, Inc., Class A (a)	5,882	388,271
Carmike Cinemas, Inc. (a)	9,737	342,061
Reading International, Inc., Class A (a)	7,193	61,356
Rentrak Corp. (a)	4,197	220,133
World Wrestling Entertainment, Inc.	12,769	152,334

		1,385,299

Environmental, Maintenance, & Security Service – 0.5%
ABM Industries, Inc.	23,656	638,239
The Brink’s Co.	20,575	580,627
G&K Services, Inc., Class A	8,440	439,471
Healthcare Services Group, Inc.	29,685	873,926
MSA Safety, Inc.	12,504	718,730
SP Plus Corp. (a)	6,513	139,313
UniFirst Corp.	6,256	663,136

		4,053,442

Fertilizers – 0.1%
Intrepid Potash, Inc. (a)	23,779	398,536
Rentech, Inc. (a)	83,520	216,317

		614,853

Financial Data & Systems – 0.8%
Advent Software, Inc.	21,814	710,482
Cardtronics, Inc. (a)	18,948	645,748
Cass Information Systems, Inc.	4,931	243,986
Consumer Portfolio Services, Inc. (a)	8,950	68,199
Euronet Worldwide, Inc. (a)	21,663	1,045,023
EVERTEC, Inc.	27,796	673,775
Fair Isaac Corp.	14,608	931,406
Global Cash Access Holdings, Inc. (a)	28,092	250,019
Green Dot Corp., Class A (a)	13,287	252,187
Heartland Payment Systems, Inc.	15,299	630,472
Higher One Holdings, Inc. (a)	14,986	57,097
Xoom Corp. (a)	13,124	345,948

		5,854,342

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	69

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing – 0.0%
Fairway Group Holdings Corp. (a)(b)	7,928	$52,721
Natural Grocers by Vitamin Cottage, Inc. (a)	3,959	84,762

		137,483

Foods – 1.4%
Annie’s, Inc. (a)	7,266	245,736
B&G Foods, Inc.	22,698	741,998
Boulder Brands, Inc. (a)	25,859	366,681
The Chefs’ Warehouse, Inc. (a)	7,758	153,376
Chiquita Brands International, Inc. (a)	19,925	216,186
Dean Foods Co.	39,754	699,273
Diamond Foods, Inc. (a)	9,152	258,086
The Fresh Market, Inc. (a)	18,229	610,125
Inventure Foods, Inc. (a)	6,451	72,703
J&J Snack Foods Corp.	6,295	592,485
John B Sanfilippo & Son, Inc.	3,449	91,295
Lancaster Colony Corp.	7,840	746,054
Lifeway Foods, Inc. (a)	2,015	28,170
Medifast, Inc. (a)	5,610	170,600
Nature’s Sunshine Products, Inc.	4,650	78,910
Nutraceutical International Corp. (a)	3,665	87,447
Omega Protein Corp. (a)	8,942	122,327
Post Holdings, Inc. (a)	18,638	948,861
Roundy’s, Inc.	16,769	92,397
Seneca Foods Corp., Class A (a)	3,438	105,203
Senomyx, Inc. (a)	17,961	155,363
Snyders-Lance, Inc.	20,174	533,804
SpartanNash Co.	15,980	335,740
Synutra International, Inc. (a)	7,657	51,378
Tootsie Roll Industries, Inc.	8,033	236,491
TreeHouse Foods, Inc. (a)	15,573	1,246,930
United Natural Foods, Inc. (a)	21,005	1,367,425

		10,355,044

Forest Products – 0.2%
Boise Cascade Co. (a)	16,863	482,956
Deltic Timber Corp.	4,788	289,291
Universal Forest Products, Inc.	8,581	414,205

		1,186,452

Forms & Bulk Printing Services – 0.3%
Deluxe Corp.	21,216	1,242,833
Ennis, Inc.	11,060	168,776
InnerWorkings, Inc. (a)	15,041	127,848
Multi-Color Corp.	5,267	210,733
Quad/Graphics, Inc.	11,660	260,834
Schawk, Inc.	5,117	104,182

		2,115,206

Funeral Parlors & Cemeteries – 0.2%
Carriage Services, Inc.	6,814	116,724
Hillenbrand, Inc.	26,611	868,051
Matthews International Corp., Class A	11,596	482,045

		1,466,820

Gas Pipeline – 0.2%
SemGroup Corp., Class A	18,047	1,423,006

Glass – 0.1%
Apogee Enterprises, Inc.	12,419	432,926

Gold – 0.1%
Allied Nevada Gold Corp. (a)(b)	44,377	166,858
Coeur Mining, Inc. (a)	43,816	402,231
Gold Resource Corp.	15,972	80,818

		649,907

Health Care Equipment & Supplies – 0.0%
Inogen, Inc. (a)	2,160	48,730

Common Stocks	Shares	Value
Health Care Facilities – 0.7%
Amsurg Corp. (a)	13,789	$628,365
Capital Senior Living Corp. (a)	12,333	294,019
Emeritus Corp. (a)	15,917	503,773
The Ensign Group, Inc.	8,468	263,185
Five Star Quality Care, Inc. (a)	18,402	92,194
Hanger, Inc. (a)	14,953	470,272
HealthSouth Corp.	37,334	1,339,171
Kindred Healthcare, Inc.	23,200	535,920
National Healthcare Corp.	4,356	245,199
Select Medical Holdings Corp.	33,339	520,088
Skilled Healthcare Group, Inc., Class A (a)	9,934	62,485
Surgical Care Affiliates, Inc. (a)	5,314	154,531
US Physical Therapy, Inc.	5,196	177,651

		5,286,853

Health Care Management Services – 0.5%
BioScrip, Inc. (a)	29,145	243,069
Computer Programs & Systems, Inc.	4,716	299,938
Magellan Health Services, Inc. (a)	11,661	725,781
Molina Healthcare, Inc. (a)	12,820	572,157
Triple-S Management Corp. (a)	10,580	189,699
Universal American Corp.	17,436	145,242
WellCare Health Plans, Inc. (a)	18,590	1,387,929

		3,563,815

Health Care Services – 1.7%
Acadia Healthcare Co., Inc. (a)	15,389	700,199
Accelerate Diagnostics, Inc. (a)	9,586	249,236
Addus HomeCare Corp. (a)	2,671	60,044
Air Methods Corp. (a)	16,604	857,597
Alliance HealthCare Services, Inc. (a)	2,126	57,402
Almost Family, Inc. (a)	3,622	79,974
Amedisys, Inc. (a)	11,558	193,481
AMN Healthcare Services, Inc. (a)	19,840	244,032
Cara Therapeutics, Inc. (a)	2,256	38,397
Care.com, Inc. (a)	2,860	36,208
Chemed Corp.	7,441	697,370
Chindex International, Inc. (a)	5,856	138,729
Corvel Corp. (a)	4,681	211,488
Cross Country Healthcare, Inc. (a)	13,310	86,781
ExamWorks Group, Inc. (a)	14,718	467,002
Flexion Therapeutics, Inc. (a)	1,904	25,666
Gentiva Health Services, Inc. (a)	13,359	201,187
Globus Medical, Inc., Class A (a)	27,814	665,311
Healthways, Inc. (a)	13,334	233,878
HMS Holdings Corp. (a)	37,384	763,007
IPC The Hospitalist Co., Inc. (a)	7,296	322,629
LHC Group, Inc. (a)	5,297	113,197
Medidata Solutions, Inc. (a)	22,929	981,590
MiMedx Group, Inc. (a)(b)	39,430	279,559
MWI Veterinary Supply, Inc. (a)	5,445	773,136
Omnicell, Inc. (a)	15,457	443,770
OvaScience, Inc. (a)	6,485	59,467
PharMerica Corp. (a)	12,725	363,808
Phibro Animal Health Corp. (a)	6,203	136,156
Quality Systems, Inc.	21,168	339,746
Ryman Hospitality Properties	18,439	887,838
Team Health Holdings, Inc. (a)	29,862	1,491,308
Tetraphase Pharmaceuticals, Inc. (a)	9,263	124,958
WebMD Health Corp. (a)	16,399	792,072

		13,116,223

Health Care: Miscellaneous – 0.1%
MedAssets, Inc. (a)	26,006	593,977
The Providence Service Corp. (a)	4,878	178,486

		772,463

See Notes to Financial Statements.

70	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Home Building – 0.6%
Beazer Homes USA, Inc. (a)	11,435	$239,906
Hovnanian Enterprises, Inc., Class A (a)	49,994	257,469
Installed Building Products, Inc. (a)	3,622	44,370
KB Home	35,740	667,623
LGI Homes, Inc. (a)	6,063	110,650
M/I Homes, Inc. (a)	10,457	253,791
MDC Holdings, Inc.	16,691	505,570
Meritage Homes Corp. (a)	16,690	704,485
The New Home Co., Inc. (a)	3,500	49,455
The Ryland Group, Inc.	20,006	789,037
Standard Pacific Corp. (a)	61,871	532,091
Tile Shop Holdings, Inc. (a)(b)	12,080	184,703
TRI Pointe Homes, Inc. (a)(b)	7,272	114,316
UCP, Inc., Class A (a)	3,443	47,066
WCI Communities, Inc. (a)	4,900	94,619
William Lyon Homes, Class A (a)	7,532	229,274

		4,824,425

Hotel/Motel – 0.3%
Belmond Ltd., Class A (a)	41,002	596,169
Bloomin’ Brands, Inc. (a)	32,764	734,897
Intrawest Resorts Holdings, Inc. (a)	5,704	65,368
La Quinta Holdings, Inc. (a)	18,810	360,023
The Marcus Corp.	7,613	138,937
Morgans Hotel Group Co. (a)	12,296	97,507

		1,992,901

Household Appliances – 0.0%
National Presto Industries, Inc. (b)	2,027	147,647

Household Equipment & Products – 0.2%
Central Garden and Pet Co., Class A (a)	18,396	169,243
CSS Industries, Inc.	3,962	104,478
Helen of Troy Ltd. (a)	12,119	734,775
Libbey, Inc. (a)	9,100	242,424
Sears Hometown and Outlet Stores, Inc. (a)	4,912	105,461

		1,356,381

Household Furnishings – 0.2%
American Woodmark Corp. (a)	5,286	168,465
Ethan Allen Interiors, Inc.	10,764	266,301
Flexsteel Industries, Inc.	2,020	67,367
Kirkland’s, Inc. (a)	6,313	117,106
La-Z-Boy, Inc.	22,180	513,911
Lifetime Brands, Inc.	4,317	67,863
Norcraft Cos., Inc. (a)	3,247	46,465
Select Comfort Corp. (a)	23,055	476,316

		1,723,794

Insurance: Life – 0.7%
American Equity Investment Life Holding Co.	31,547	776,056
Citizens, Inc. (a)(b)	18,856	139,534
CNO Financial Group, Inc.	92,345	1,643,741
FBL Financial Group, Inc., Class A	4,102	188,692
Fidelity & Guaranty Life	4,899	117,282
Independence Holding Co.	3,266	46,149
Kansas City Life Insurance Co.	1,569	71,358
National Western Life Insurance Co., Class A	935	233,198
The Phoenix Cos., Inc. (a)	2,386	115,459
Primerica, Inc.	23,158	1,108,110
Symetra Financial Corp.	31,912	725,679
Third Point Reinsurance Ltd. (a)	24,114	367,980

		5,533,238

Insurance: Multi-Line – 0.4%
Atlas Financial Holdings, Inc. (a)	4,790	72,616
Crawford & Co., Class B	11,809	119,035
eHealth, Inc. (a)	8,071	306,456
Horace Mann Educators Corp.	17,256	539,595

Common Stocks	Shares	Value
Insurance: Multi-Line (concluded)
Kemper Corp.	19,695	$725,958
Maiden Holdings Ltd.	21,144	255,631
PICO Holdings, Inc. (a)	9,657	229,450
Platinum Underwriters Holdings Ltd.	11,424	740,846

		2,989,587

Insurance: Property-Casualty – 1.5%
Amerisafe, Inc.	7,934	322,676
Amtrust Financial Services, Inc. (b)	12,733	532,367
Argo Group International Holdings Ltd.	11,055	565,021
Baldwin & Lyons, Inc., Class B	3,868	100,336
Donegal Group, Inc., Class A	3,240	49,572
EMC Insurance Group, Inc.	1,989	61,221
Employers Holdings, Inc.	13,415	284,130
Enstar Group Ltd. (a)	3,642	548,959
Essent Group Ltd. (a)	17,695	355,493
Federated National Holding Co.	4,717	120,284
First American Financial Corp.	45,272	1,258,109
Global Indemnity PLC (a)	3,400	88,366
Greenlight Capital Re Ltd. (a)	12,020	395,939
Hallmark Financial Services, Inc. (a)	5,991	64,403
HCI Group, Inc.	3,864	156,878
Heritage Insurance Holdings, Inc. (a)	2,803	42,634
Hilltop Holdings, Inc. (a)	28,723	610,651
Infinity Property & Casualty Corp.	4,850	326,065
Meadowbrook Insurance Group, Inc.	21,238	152,701
Montpelier Re Holdings Ltd.	16,598	530,306
National General Holdings Corp.	15,411	268,151
National Interstate Corp.	2,996	83,948
The Navigators Group, Inc. (a)	4,439	297,635
NMI Holdings, Inc., Class A (a)	21,495	225,697
OneBeacon Insurance Group Ltd.	9,431	146,558
Radian Group, Inc.	81,029	1,200,039
RLI Corp.	18,224	834,295
Safety Insurance Group, Inc.	5,448	279,918
Selective Insurance Group, Inc.	23,843	589,399
State Auto Financial Corp.	6,426	150,561
Stewart Information Services Corp.	9,122	282,873
United Fire Group, Inc.	8,737	256,169
United Insurance Holdings Corp.	6,917	119,387
Universal Insurance Holdings, Inc.	13,416	174,006

		11,474,747

International Trade & Diversified Logistic – 0.0%
Global Sources Ltd. (a)	7,656	63,392

Internet & Catalog Retail – 0.0%
Vitacost.com, Inc. (a)	9,439	59,088

Internet Software & Services – 0.2%
Amber Road, Inc. (a)	3,764	60,713
Borderfree, Inc. (a)	2,515	41,674
ChannelAdvisor Corp. (a)	8,787	231,625
Cinedigm Corp. (a)	32,392	80,656
Coupons.com, Inc. (a)	5,105	134,312
E2open, Inc. (a)	9,995	206,597
Everyday Health, Inc. (a)	3,231	59,709
Global Eagle Entertainment, Inc. (a)	16,167	200,471
Gogo, Inc. (a)(b)	23,700	463,572
GrubHub, Inc. (a)	3,765	133,319
OPOWER, Inc. (a)	3,303	62,261
TrueCar, Inc. (a)	3,345	49,439
Zendesk, Inc. (a)	4,912	85,371

		1,809,719

Leisure Time – 1.0%
Black Diamond, Inc. (a)	9,581	107,499
Callaway Golf Co.	32,951	274,152
Churchill Downs, Inc.	5,663	510,293

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	71

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Leisure Time (concluded)
ClubCorp Holdings, Inc.	9,257	$171,625
Escalade, Inc.	4,011	64,738
International Speedway Corp., Class A	11,783	392,138
Interval Leisure Group, Inc.	16,883	370,413
Johnson Outdoors, Inc.	2,069	53,380
Life Time Fitness, Inc. (a)	17,346	845,444
Marriott Vacations Worldwide Corp. (a)	11,963	701,391
Nautilus, Inc. (a)	13,307	147,575
Orbitz Worldwide, Inc. (a)	21,851	194,474
Pool Corp.	19,082	1,079,278
SFX Entertainment, Inc. (a)	18,652	151,081
Smith & Wesson Holding Corp. (a)(b)	23,324	339,131
Speedway Motorsports, Inc.	4,806	87,709
Sturm Ruger & Co., Inc.	8,225	485,357
Vail Resorts, Inc.	15,303	1,181,085
West Marine, Inc. (a)	7,388	75,801

		7,232,564

Luxury Items – 0.0%
Movado Group, Inc.	7,777	324,068

Machinery: Agricultural – 0.1%
Alamo Group, Inc.	3,014	163,027
Lindsay Corp. (b)	5,467	461,798
Titan International, Inc.	18,801	316,233
Titan Machinery, Inc. (a)	7,305	120,240

		1,061,298

Machinery: Construction & Handling – 0.1%
Astec Industries, Inc.	8,009	351,435
Douglas Dynamics, Inc.	9,398	165,593
NACCO Industries, Inc., Class A	2,039	103,173

		620,201

Machinery: Engines – 0.1%
Briggs & Stratton Corp.	19,852	406,172

Machinery: Industrial – 1.3%
Actuant Corp., Class A	30,149	1,042,251
Altra Industrial Motion Corp.	11,489	418,085
Applied Industrial Technologies, Inc.	17,716	898,733
Chart Industries, Inc. (a)	12,941	1,070,738
Columbus McKinnon Corp.	8,440	228,302
DXP Enterprises, Inc. (a)	5,492	414,866
EnPro Industries, Inc. (a)	9,618	703,653
The ExOne Co. (a)(b)	4,219	167,157
Graham Corp.	4,310	150,031
Hyster-Yale Materials Handling, Inc.	4,351	385,237
Intevac, Inc. (a)	9,738	78,001
John Bean Technologies Corp.	12,371	383,377
Kadant, Inc.	4,744	182,407
Manitex International, Inc. (a)	5,862	95,199
MTS Systems Corp.	6,398	433,528
Omega Flex, Inc.	1,265	24,819
Proto Labs, Inc. (a)	9,587	785,367
Tennant Co.	7,799	595,220
Twin Disc, Inc.	3,512	116,072
Woodward, Inc.	28,088	1,409,456

		9,582,499

Machinery: Specialty – 0.1%
Albany International Corp., Class A	11,873	450,699
Hurco Cos., Inc.	2,771	78,142
Xerium Technologies, Inc. (a)	4,605	64,286

		593,127

Manufactured Housing – 0.0%
Cavco Industries, Inc. (a)	3,767	321,325

Common Stocks	Shares	Value
Medical & Dental Instruments & Supplies – 1.8%
ABIOMED, Inc. (a)	16,941	$425,897
AngioDynamics, Inc. (a)	10,423	170,208
Anika Therapeutics, Inc. (a)	6,094	282,335
Antares Pharma, Inc. (a)	50,129	133,844
AtriCure, Inc. (a)	11,552	212,326
Atrion Corp.	644	209,944
Cantel Medical Corp.	14,303	523,776
Cardiovascular Systems, Inc. (a)	11,695	364,416
Cerus Corp. (a)	30,890	128,193
CONMED Corp.	11,507	508,034
CryoLife, Inc.	11,810	105,700
Derma Sciences, Inc. (a)	9,527	110,132
Endologix, Inc. (a)	27,163	413,149
Exactech, Inc. (a)	4,094	103,292
HeartWare International, Inc. (a)	7,176	635,076
ICU Medical, Inc. (a)	5,697	346,435
Insulet Corp. (a)	23,461	930,698
Integra LifeSciences Holdings Corp. (a)	10,556	496,765
Invacare Corp.	13,570	249,281
K2M Group Holdings, Inc. (a)	3,703	55,101
Landauer, Inc.	4,033	169,386
LDR Holding Corp. (a)	7,014	175,420
Meridian Bioscience, Inc.	17,644	364,172
Merit Medical Systems, Inc. (a)	18,195	274,744
NanoString Technologies, Inc. (a)	4,272	63,866
Navidea Biopharmaceuticals, Inc. (a)(b)	65,123	96,382
Neogen Corp. (a)	15,545	629,106
NuVasive, Inc. (a)	19,733	701,903
OraSure Technologies, Inc. (a)	23,675	203,842
Orthofix International NV (a)	7,803	282,859
Owens & Minor, Inc.	26,664	906,043
Quidel Corp. (a)	12,102	267,575
Staar Surgical Co. (a)	16,220	272,496
STERIS Corp.	25,033	1,338,765
SurModics, Inc. (a)	5,832	124,921
Tornier NV (a)	15,037	351,565
TransEnterix, Inc. (a)	12,199	61,483
TriVascular Technologies, Inc. (a)	3,156	49,139
Unilife Corp. (a)(b)	43,780	129,589
Utah Medical Products, Inc.	1,569	80,709
Vascular Solutions, Inc. (a)	7,229	160,412
Volcano Corp. (a)	21,727	382,612

		13,491,591

Medical Equipment – 1.1%
Abaxis, Inc.	9,537	422,584
Accuray, Inc. (a)	32,477	285,798
Affymetrix, Inc. (a)	30,781	274,259
Analogic Corp.	5,266	412,012
Cyberonics, Inc. (a)	11,352	709,046
Cynosure, Inc., Class A (a)	9,482	201,492
DexCom, Inc. (a)	31,711	1,257,658
Fluidigm Corp. (a)	11,891	349,595
Greatbatch, Inc. (a)	10,518	516,013
Haemonetics Corp. (a)	22,106	779,900
Luminex Corp. (a)	15,937	273,320
Masimo Corp. (a)	20,536	484,650
Merge Healthcare, Inc. (a)	29,952	67,991
Natus Medical, Inc. (a)	13,612	342,206
NxStage Medical, Inc. (a)	26,043	374,238
Oxford Immunotec Global PLC (a)	5,470	92,060
Spectranetics Corp. (a)	17,631	403,397
Tandem Diabetes Care, Inc. (a)	3,480	56,585
Thoratec Corp. (a)	24,090	839,777
Zeltiq Aesthetics, Inc. (a)	12,269	186,366

		8,328,947

See Notes to Financial Statements.

72	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Medical Services – 0.2%
Bio-Reference Laboratories, Inc. (a)	10,460	$316,101
PAREXEL International Corp. (a)	24,152	1,276,192

		1,592,293

Metal Fabricating – 0.7%
Ampco-Pittsburgh Corp.	3,496	80,198
Dynamic Materials Corp.	5,908	130,744
Global Brass & Copper Holdings, Inc.	8,940	151,086
Haynes International, Inc.	5,251	297,154
LB Foster Co., Class A	4,412	238,778
Mueller Industries, Inc.	24,032	706,781
Mueller Water Products, Inc., Series A	67,665	584,626
NN, Inc.	7,505	191,978
Northwest Pipe Co. (a)	4,010	161,723
RBC Bearings, Inc.	9,848	630,764
Rexnord Corp. (a)	31,871	897,169
RTI International Metals, Inc. (a)	13,036	346,627
Worthington Industries, Inc.	21,827	939,434

		5,357,062

Metals & Minerals: Diversified – 0.8%
Alpha Natural Resources, Inc. (a)(b)	94,015	348,796
Commercial Metals Co.	49,906	863,873
Globe Specialty Metals, Inc.	27,025	561,579
Hecla Mining Co.	145,497	501,965
Materion Corp.	8,742	323,366
Minerals Technologies, Inc.	14,596	957,206
Molycorp, Inc. (a)(b)	77,547	199,296
Oil-Dri Corp. of America	2,042	62,424
Ring Energy, Inc. (a)	7,880	137,506
SunCoke Energy, Inc. (a)	29,598	636,357
United States Lime & Minerals, Inc.	824	53,395
US Silica Holdings, Inc.	22,784	1,263,145

		5,908,908

Office Supplies & Equipment – 0.6%
ACCO Brands Corp. (a)	48,503	310,904
Eastman Kodak Co. (a)	7,665	187,563
Electronics for Imaging, Inc. (a)	19,719	891,299
Herman Miller, Inc.	25,095	758,873
HNI Corp.	19,126	748,018
Kimball International, Inc., Class B	14,477	242,055
Knoll, Inc.	20,531	355,802
Steelcase, Inc., Class A	34,994	529,459
United Stationers, Inc.	16,746	694,457

		4,718,430

Offshore Drilling & Other Services – 0.1%
Hercules Offshore, Inc. (a)	68,291	274,530
North Atlantic Drilling, Ltd.	30,341	322,222
Vantage Drilling Co. (a)	86,909	166,865

		763,617

Oil Well Equipment & Services – 1.4%
Basic Energy Services, Inc. (a)	13,477	393,798
Dawson Geophysical Co.	3,441	98,585
Exterran Holdings, Inc.	24,801	1,115,797
Flotek Industries, Inc. (a)	22,778	732,540
Forum Energy Technologies, Inc. (a)	25,237	919,384
Glori Energy, Inc. (a)	5,086	55,234
Gulf Island Fabrication, Inc.	6,140	132,133
Helix Energy Solutions Group, Inc. (a)	44,735	1,176,978
Hornbeck Offshore Services, Inc. (a)	15,404	722,756
ION Geophysical Corp. (a)	54,962	231,940
Key Energy Services, Inc. (a)	55,763	509,674
Matrix Service Co. (a)	11,259	369,182
McDermott International, Inc. (a)	100,773	815,253
Mitcham Industries, Inc. (a)	5,440	76,051

Common Stocks	Shares	Value
Oil Well Equipment & Services (concluded)
Natural Gas Services Group, Inc. (a)	5,262	$173,962
Newpark Resources, Inc. (a)	36,002	448,585
Nuverra Environmental Solutions, Inc. (a)(b)	6,439	129,488
Parker Drilling Co. (a)	51,419	335,252
Profire Energy, Inc. (a)	5,400	24,354
RigNet, Inc. (a)	5,009	269,584
SEACOR Holdings, Inc. (a)	8,724	717,549
Tesco Corp.	14,677	313,207
TETRA Technologies, Inc. (a)	33,529	394,972
Willbros Group, Inc. (a)	16,971	209,592

		10,365,850

Oil, Gas & Consumable Fuels – 0.5%
Ardmore Shipping Corp.	7,613	105,288
CARBO Ceramics, Inc.	8,350	1,286,902
DHT Holdings, Inc.	29,355	211,356
Dorian LPG, Ltd. (a)	3,178	73,062
Emerald Oil, Inc. (a)(b)	24,237	185,413
Equal Energy Ltd.	15,291	82,877
EXCO Resources, Inc.	64,677	380,947
Gastar Exploration, Inc. (a)	23,344	203,326
Gulf Coast Ultra Deep Royalty Trust (a)	3	9
Navios Maritime Acq Corp.	34,265	127,123
Pacific Ethanol, Inc. (a)	8,770	134,093
Parsley Energy, Inc., Class A (a)	21,196	510,188
Plug Power, Inc. (a)	70,773	331,218
RSP Permian, Inc. (a)	9,284	301,173
TransAtlantic Petroleum, Ltd. (a)	9,425	107,351

		4,040,326

Oil: Crude Producers – 2.7%
Abraxas Petroleum Corp. (a)	34,933	218,681
American Eagle Energy Corp. (a)	12,925	77,421
Apco Oil and Gas International, Inc. (a)	3,769	54,387
Approach Resources, Inc. (a)	16,760	380,955
Bill Barrett Corp. (a)	21,078	564,469
Bonanza Creek Energy, Inc. (a)	13,912	795,627
BPZ Resources, Inc. (a)	50,069	154,212
Callon Petroleum Co. (a)	17,071	198,877
Carrizo Oil & Gas, Inc. (a)	19,257	1,333,740
Clayton Williams Energy, Inc. (a)	2,490	342,051
Comstock Resources, Inc.	20,283	584,962
Contango Oil & Gas Co. (a)	7,377	312,121
Diamondback Energy, Inc. (a)	16,102	1,429,858
Energy XXI Bermuda Ltd.	39,727	938,749
Evolution Petroleum Corp.	8,336	91,279
Forest Oil Corp. (a)	51,267	116,889
FX Energy, Inc. (a)	23,100	83,391
Goodrich Petroleum Corp. (a)(b)	14,745	406,962
Halcon Resources Corp. (a)(b)	110,334	804,335
Harvest Natural Resources, Inc. (a)	17,731	88,478
Isramco, Inc. (a)(b)	375	47,670
Jones Energy, Inc., Class A (a)	4,776	97,908
Kodiak Oil & Gas Corp. (a)	112,988	1,643,975
Magnum Hunter Resources Corp. (a)	84,104	689,653
Midstates Petroleum Co., Inc. (a)	15,661	113,229
Northern Oil and Gas, Inc. (a)	25,939	422,546
ONE Gas, Inc.	22,003	830,613
Panhandle Oil and Gas, Inc.	2,949	165,232
PDC Energy, Inc. (a)	15,157	957,165
Penn Virginia Corp. (a)	27,782	470,905
PetroQuest Energy, Inc. (a)	24,870	187,022
Quicksilver Resources, Inc. (a)(b)	53,958	144,068
Resolute Energy Corp. (a)	33,014	285,241
Rex Energy Corp. (a)	20,340	360,221
Rosetta Resources, Inc. (a)	26,041	1,428,349
Sanchez Energy Corp. (a)	19,338	726,915

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	73

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil: Crude Producers (concluded)
Stone Energy Corp. (a)	23,798	$1,113,508
Swift Energy Co. (a)	18,666	242,285
Synergy Resources Corp. (a)	28,129	372,709
Triangle Petroleum Corp. (a)	32,070	376,822
Vaalco Energy, Inc. (a)	21,324	154,173
W&T Offshore, Inc.	14,878	243,553
Warren Resources, Inc. (a)	31,258	193,800

		20,245,006

Oil: Refining & Marketing – 0.3%
Adams Resources & Energy, Inc.	902	70,473
Alon USA Energy, Inc.	11,113	138,246
Clean Energy Fuels Corp. (a)(b)	29,854	349,889
Delek US Holdings, Inc.	25,197	711,311
Miller Energy Resources, Inc. (a)(b)	12,729	81,466
Renewable Energy Group, Inc. (a)	14,915	171,075
Trecora Resources (a)	8,394	99,385
Vertex Energy, Inc. (a)	4,861	47,200
Western Refining, Inc.	22,580	847,879

		2,516,924

Paints & Coatings – 0.2%
Chase Corp.	2,831	96,650
Ferro Corp. (a)	30,442	382,352
HB Fuller Co.	21,225	1,020,922
Kronos Worldwide, Inc.	8,818	138,178

		1,638,102

Paper – 0.5%
Clearwater Paper Corp. (a)	8,714	537,828
KapStone Paper and Packaging Corp. (a)	35,917	1,189,930
Neenah Paper, Inc.	7,071	375,824
PH Glatfelter Co.	18,420	488,683
Resolute Forest Products (a)	27,649	463,950
Schweitzer-Mauduit International, Inc.	13,005	567,798
Wausau Paper Corp.	18,284	197,833

		3,821,846

Personal Care – 0.1%
The Female Health Co.	9,355	51,546
Orchids Paper Products Co.	3,407	109,160
PhotoMedex, Inc. (a)(b)	5,565	68,171
USANA Health Sciences, Inc. (a)	2,749	214,807
WD-40 Co.	6,329	476,068

		919,752

Pharmaceuticals – 2.1%
ACADIA Pharmaceuticals, Inc. (a)	33,374	753,919
AcelRx Pharmaceuticals, Inc. (a)(b)	10,583	108,476
Achaogen, Inc. (a)	2,870	40,065
Achillion Pharmaceuticals, Inc. (a)	41,132	311,369
Adamas Pharmaceuticals, Inc. (a)	1,173	21,442
Aerie Pharmaceuticals, Inc. (a)	4,426	109,632
Agios Pharmaceuticals, Inc. (a)	5,757	263,786
Akorn, Inc. (a)	26,367	876,703
Ampio Pharmaceuticals, Inc. (a)	17,373	145,065
Anacor Pharmaceuticals, Inc. (a)	13,936	247,085
Aratana Therapeutics, Inc. (a)	10,259	160,143
Auspex Pharmaceuticals, Inc. (a)	3,397	75,651
Auxilium Pharmaceuticals, Inc. (a)	21,305	427,378
AVANIR Pharmaceuticals, Inc. (a)	67,743	382,070
Biospecifics Technologies Corp. (a)	1,511	40,737
Cambrex Corp. (a)	12,998	269,059
Cempra, Inc. (a)	9,585	102,847
Chimerix, Inc. (a)	11,450	251,213
Corcept Therapeutics, Inc. (a)	22,722	63,622
Depomed, Inc. (a)	24,599	341,926
Dicerna Pharmaceuticals, Inc. (a)	1,444	32,591

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Egalet Corp. (a)	1,683	$22,081
Enanta Pharmaceuticals, Inc. (a)	4,347	187,225
Endocyte, Inc. (a)(b)	15,905	104,814
Esperion Therapeutics, Inc. (a)(b)	1,838	29,114
Galectin Therapeutics, Inc. (a)	7,543	104,169
Impax Laboratories, Inc. (a)	29,668	889,743
Infinity Pharmaceuticals, Inc. (a)	20,632	262,852
Intra-Cellular Therapies, Inc. (a)	7,287	122,859
Ironwood Pharmaceuticals, Inc. (a)	50,659	776,602
Isis Pharmaceuticals, Inc. (a)	49,820	1,716,299
Lannett Co., Inc. (a)	10,887	540,213
The Medicines Co. (a)	27,577	801,388
Nanoviricides, Inc. (a)	16,944	71,165
NeoStem, Inc. (a)	10,036	65,435
Ohr Pharmaceutical, Inc. (a)	8,933	84,953
Pacira Pharmaceuticals, Inc. (a)	15,079	1,385,157
Pain Therapeutics, Inc. (a)	15,839	91,074
Pernix Therapeutics Holdings (a)	14,056	126,223
Portola Pharmaceuticals, Inc. (a)	15,540	453,457
Pozen, Inc. (a)	11,613	96,736
Prestige Brands Holdings, Inc. (a)	21,968	744,495
Receptos, Inc. (a)	6,530	278,178
Relypsa, Inc. (a)	7,173	174,447
Revance Therapeutics, Inc. (a)	2,931	99,654
Sagent Pharmaceuticals, Inc. (a)	9,298	240,446
Sciclone Pharmaceuticals, Inc. (a)	22,025	115,851
Spectrum Pharmaceuticals, Inc. (a)	27,829	226,250
Supernus Pharmaceuticals, Inc. (a)	12,362	135,364
T.G. Therapeutics, Inc. (a)	9,851	92,501
TherapeuticsMD, Inc. (a)(b)	42,661	188,562
Theravance Biopharma, Inc. (a)	9,959	317,493
Ultragenyx Pharmaceutical, Inc. (a)	2,816	126,410
Vivus, Inc. (a)(b)	38,325	203,889
XenoPort, Inc. (a)	24,365	117,683
Zogenix, Inc. (a)	51,853	104,225

		16,121,786

Plastics – 0.1%
A. Schulman, Inc.	12,334	477,326
Ply Gem Holdings, Inc. (a)	9,088	91,789

		569,115

Power Transmission Equipment – 0.3%
Advanced Energy Industries, Inc. (a)	17,443	335,778
Generac Holdings, Inc. (a)	29,155	1,421,015
Global Power Equipment Group, Inc.	7,215	116,594
Maxwell Technologies, Inc. (a)	12,691	192,015
Powell Industries, Inc.	3,913	255,832
Vicor Corp. (a)	6,984	58,526

		2,379,760

Precious Metals & Minerals – 0.2%
Horsehead Holding Corp. (a)	21,504	392,663
Stillwater Mining Co. (a)	50,795	891,452

		1,284,115

Printing & Copying Services – 0.1%
Casella Waste Systems, Inc. (a)	16,315	81,738
Cenveo, Inc. (a)	23,762	88,157
VistaPrint NV (a)	14,157	572,792

		742,687

Producer Durables: Miscellaneous – 0.1%
Blount International, Inc. (a)	21,101	297,735
Park-Ohio Holdings Corp.	3,716	215,937

		513,672

See Notes to Financial Statements.

74	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Production Technology Equipment – 1.0%
Axcelis Technologies, Inc. (a)	46,799	$93,598
Brooks Automation, Inc.	28,212	303,843
Cognex Corp. (a)	36,764	1,411,738
Cohu, Inc.	10,585	113,259
Electro Scientific Industries, Inc.	10,008	68,154
Entegris, Inc. (a)	58,962	810,433
FEI Co.	17,894	1,623,523
GSI Group, Inc. (a)	12,779	162,677
MKS Instruments, Inc.	22,654	707,711
Nanometrics, Inc. (a)	10,052	183,449
Photronics, Inc. (a)	25,999	223,591
Rudolph Technologies, Inc. (a)	14,075	139,061
Tessera Technologies, Inc.	22,608	499,185
Ultra Clean Holdings, Inc. (a)	12,655	114,528
Ultratech, Inc. (a)	11,929	264,585
Veeco Instruments, Inc. (a)	16,980	632,675

		7,352,010

Publishing – 0.6%
AH Belo Corp.	7,916	93,805
Daily Journal Corp. (a)	455	94,044
Dex Media, Inc. (a)(b)	6,326	70,472
Eros International PLC (a)	8,264	125,365
Journal Communications, Inc., Class A (a)	19,114	169,541
Lee Enterprises, Inc. (a)	22,243	98,981
Martha Stewart Living Omnimedia, Class A (a)	12,683	59,610
The McClatchy Co., Class A (a)	25,977	144,172
Media General, Inc., Class A (a)(b)	23,014	472,477
Meredith Corp.	15,229	736,475
New Media Investment Group, Inc. (a)	12,802	180,636
The New York Times Co., Class A	58,710	892,979
Scholastic Corp.	11,207	382,047
Time, Inc. (a)	46,710	1,131,316

		4,651,920

Radio & TV Broadcasters – 0.4%
Central European Media Enterprises Ltd. (a)	30,079	84,823
Crown Media Holdings, Inc., Class A (a)	14,850	53,905
Cumulus Media, Inc., Class A (a)	57,343	377,890
Entercom Communications Corp., Class A (a)	10,508	112,751
Entravision Communications Corp., Class A	24,517	152,496
Gray Television, Inc. (a)	21,027	276,085
Nexstar Broadcasting Group, Inc., Class A	12,971	669,433
Radio One, Inc., Class D (a)	9,662	47,634
Saga Communications, Inc., Class A	1,546	66,045
Salem Communications Corp., Class A	4,446	42,059
Sinclair Broadcast Group, Inc., Class A	29,103	1,011,329

		2,894,450

Railroad Equipment – 0.1%
American Railcar Industries, Inc.	4,018	272,300
FreightCar America, Inc.	5,118	128,155
The Greenbrier Cos., Inc. (a)(b)	11,700	673,920

		1,074,375

Real Estate – 0.3%
AV Homes, Inc. (a)	4,786	78,251
Consolidated-Tomoka Land Co.	1,841	84,502
Forestar Group, Inc. (a)	14,952	285,434
HFF, Inc., Class A	13,902	517,015
Kennedy-Wilson Holdings, Inc.	30,495	817,876
The St. Joe Co. (a)	16,367	416,213
Tejon Ranch Co. (a)	5,856	188,504

		2,387,795

Real Estate Investment Trusts (REITs) – 8.2%
Acadia Realty Trust	24,343	683,795
AG Mortgage Investment Trust, Inc.	11,890	225,078

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Agree Realty Corp.	6,363	$192,353
Alexander & Baldwin, Inc.	20,680	857,186
Alexander’s, Inc.	885	326,981
Altisource Residential Corp.	24,284	632,112
American Assets Trust, Inc.	15,003	518,354
American Capital Mortgage Investment Corp.	21,412	428,668
American Realty Capital Healthcare Trust, Inc.	71,826	782,185
American Residential Properties, Inc. (a)	13,640	255,750
AmREIT, Inc., Class B	8,370	153,171
Anworth Mortgage Asset Corp.	54,525	281,349
Apollo Commercial Real Estate Finance, Inc.	19,636	323,798
Ares Commercial Real Estate Corp.	12,108	150,260
Armada Hoffler Properties, Inc.	8,299	80,334
ARMOUR Residential REIT, Inc.	151,413	655,618
Ashford Hospitality Prime, Inc.	8,691	149,138
Ashford Hospitality Trust, Inc.	29,594	341,515
Associated Estates Realty Corp.	24,415	439,958
Aviv REIT, Inc.	8,244	232,233
Campus Crest Communities, Inc.	27,714	240,003
Capstead Mortgage Corp.	40,529	532,956
CareTrust REIT, Inc. (a)	8,992	178,042
Catchmark Timber Trust, Inc.	4,970	67,940
Cedar Realty Trust, Inc.	33,810	211,312
Chambers Street Properties	100,540	808,342
Chatham Lodging Trust	11,203	245,346
Chesapeake Lodging Trust	21,174	640,090
Colony Financial, Inc.	39,197	910,154
CorEnergy Infrastructure Trust, Inc.	13,163	97,538
Coresite Realty Corp.	9,026	298,490
Cousins Properties, Inc.	84,339	1,050,021
CubeSmart	61,165	1,120,543
CyrusOne, Inc.	8,359	208,139
CYS Investments, Inc.	68,951	621,938
DCT Industrial Trust, Inc.	140,006	1,149,449
DiamondRock Hospitality Co.	83,114	1,065,521
DuPont Fabros Technology, Inc.	27,079	730,050
Dynex Capital, Inc.	23,383	206,940
EastGroup Properties, Inc.	13,258	851,561
Education Realty Trust, Inc.	48,865	524,810
Empire State Realty Trust, Inc., Class A	39,051	644,341
EPR Properties	22,618	1,263,668
Equity One, Inc.	26,096	615,605
Excel Trust, Inc.	20,386	271,745
FelCor Lodging Trust, Inc.	52,708	553,961
First Industrial Realty Trust, Inc.	46,745	880,676
First Potomac Realty Trust	24,856	326,111
Franklin Street Properties Corp.	38,167	480,141
Geo Group, Inc.	30,722	1,097,697
Getty Realty Corp.	10,985	209,594
Gladstone Commercial Corp.	6,303	112,635
Glimcher Realty Trust	61,656	667,734
Government Properties Income Trust	23,117	586,941
Gramercy Property Trust, Inc.	50,014	302,585
Hatteras Financial Corp.	40,913	810,486
Healthcare Realty Trust, Inc.	40,711	1,034,874
Hersha Hospitality Trust (b)	85,328	572,551
Highwoods Properties, Inc.	38,214	1,603,077
Hudson Pacific Properties, Inc.	23,253	589,231
Inland Real Estate Corp.	37,167	395,085
Invesco Mortgage Capital, Inc.	52,185	905,932
Investors Real Estate Trust	45,200	416,292
iStar Financial, Inc. (a)	35,831	536,748
Kite Realty Group Trust	55,901	343,232
KYTHERA Biopharmaceuticals, Inc. (a)	7,353	282,135
LaSalle Hotel Properties	44,149	1,558,018
Lexington Realty Trust	87,325	961,448
LTC Properties, Inc.	14,762	576,308

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	75

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Mack-Cali Realty Corp.	37,653	$808,786
Medical Properties Trust, Inc.	73,228	969,539
Monmouth Real Estate Investment Corp., Class A	23,633	237,275
National Health Investors, Inc.	13,985	874,902
New Residential Investment Corp.	120,278	757,751
New York Mortgage Trust, Inc.	38,453	300,318
New York REIT, Inc.	74,734	826,558
One Liberty Properties, Inc.	5,201	110,989
Owens Realty Mortgage, Inc. REIT	4,360	84,802
Parkway Properties, Inc.	30,182	623,258
Pebblebrook Hotel Trust	27,060	1,000,138
Pennsylvania Real Estate Investment Trust	29,191	549,375
PennyMac Mortgage Investment Trust (c)	31,456	690,145
Physicians Realty Trust	14,656	210,900
Potlatch Corp.	17,301	716,261
PS Business Parks, Inc.	8,242	688,125
QTS Realty Trust, Inc., Class A	5,141	147,187
RAIT Financial Trust	34,828	288,028
Ramco-Gershenson Properties Trust	28,787	478,440
Redwood Trust, Inc.	35,199	685,324
Resource Capital Corp.	54,789	308,462
Retail Opportunity Investments Corp.	31,852	501,032
Rexford Industrial Realty, Inc.	12,052	171,620
RLJ Lodging Trust	55,513	1,603,771
Rouse Properties, Inc.	15,908	272,186
Sabra Health Care REIT, Inc.	20,059	575,894
Saul Centers, Inc.	4,093	198,920
Select Income REIT	15,572	461,554
Silver Bay Realty Trust Corp.	14,202	231,777
Sovran Self Storage, Inc.	13,953	1,077,869
STAG Industrial, Inc.	21,883	525,411
Starwood Waypoint Residential Trust (a)	16,590	434,824
Strategic Hotels & Resorts, Inc. (a)	104,912	1,228,519
Summit Hotel Properties, Inc.	36,200	383,720
Sun Communities, Inc.	17,361	865,272
Sunstone Hotel Investors, Inc.	77,870	1,162,599
Terreno Realty Corp.	14,111	272,766
Trade Street Residential, Inc.	7,554	56,579
UMH Properties, Inc.	7,812	78,354
Universal Health Realty Income Trust	5,108	222,096
Urstadt Biddle Properties, Inc., Class A	10,578	220,869
Walter Investment Management Corp. (a)	16,023	477,165
Washington Real Estate Investment Trust	28,310	735,494
Western Asset Mortgage Capital Corp.	17,863	253,119
Whitestone REIT	9,334	139,170
Winthrop Realty Trust	15,391	236,252

		61,811,267

Recreational Vehicles & Boats – 0.4%
Arctic Cat, Inc.	5,496	216,652
Brunswick Corp.	39,323	1,656,678
Drew Industries, Inc.	10,027	501,450
Malibu Boats, Inc. (a)	3,037	61,044
Marine Products Corp.	4,468	37,085
Winnebago Industries, Inc. (a)	11,589	291,811

		2,764,720

Rental & Leasing Services: Consumer – 0.1%
Rent-A-Center, Inc.	22,418	642,948

Restaurants – 1.6%
Biglari Holdings, Inc. (a)	609	257,589
BJ’s Restaurants, Inc. (a)	10,063	351,299
Bob Evans Farms, Inc.	10,443	522,672
Bravo Brio Restaurant Group, Inc. (a)	8,134	126,972
Buffalo Wild Wings, Inc. (a)	8,002	1,326,012
Carrols Restaurant Group, Inc. (a)	14,620	104,094
The Cheesecake Factory, Inc.	21,150	981,783

Common Stocks	Shares	Value
Restaurants (concluded)
Cracker Barrel Old Country Store, Inc.	8,049	$801,439
Denny’s Corp. (a)	37,073	241,716
Diamond Resorts International, Inc. (a)	15,017	349,446
DineEquity, Inc.	7,040	559,610
Einstein Noah Restaurant Group, Inc.	4,607	73,988
Ellie Mae, Inc. (a)	11,905	370,603
Famous Dave’s Of America, Inc. (a)	1,968	56,482
Fiesta Restaurant Group, Inc. (a)	11,357	527,078
Ignite Restaurant Group, Inc. (a)	3,176	46,243
Jack in the Box, Inc.	16,935	1,013,390
Jamba, Inc. (a)	7,433	89,939
Krispy Kreme Doughnuts, Inc. (a)	27,674	442,231
Nathan’s Famous, Inc. (a)	1,325	71,802
Noodles & Co. (a)(b)	4,652	159,982
Papa John’s International, Inc.	12,946	548,781
Papa Murphy’s Holdings, Inc. (a)	2,464	23,605
Popeyes Louisiana Kitchen, Inc. (a)	10,014	437,712
Potbelly Corp. (a)	6,252	99,782
Red Robin Gourmet Burgers, Inc. (a)	6,051	430,831
Ruby Tuesday, Inc. (a)	26,097	198,076
Ruth’s Hospitality Group, Inc.	15,275	188,646
Sonic Corp. (a)	23,038	508,679
Texas Roadhouse, Inc.	29,503	767,078
Zoe’s Kitchen, Inc. (a)	2,498	85,881

		11,763,441

Scientific Instruments: Control & Filter – 0.5%
Brady Corp., Class A	20,331	607,287
CIRCOR International, Inc.	7,482	577,087
Energy Recovery, Inc. (a)(b)	16,557	81,460
ESCO Technologies, Inc.	11,247	389,596
The Gorman-Rupp Co.	7,997	282,854
Sun Hydraulics Corp.	9,454	383,832
Thermon Group Holdings, Inc. (a)	13,509	355,557
Watts Water Technologies, Inc., Class A	12,081	745,760

		3,423,433

Scientific Instruments: Electrical – 0.6%
AZZ, Inc.	10,836	499,323
EnerSys, Inc.	19,891	1,368,302
Franklin Electric Co., Inc.	20,193	814,384
GrafTech International Ltd. (a)	49,868	521,619
Houston Wire & Cable Co.	7,506	93,150
Littelfuse, Inc.	9,516	884,512
Preformed Line Products Co.	1,128	60,720
Taser International, Inc. (a)	22,913	304,743

		4,546,753

Scientific Instruments: Gauges & Meters – 0.3%
Badger Meter, Inc.	6,137	323,113
FARO Technologies, Inc. (a)	7,309	359,018
Itron, Inc. (a)	16,652	675,238
Measurement Specialties, Inc. (a)	6,757	581,575
Mesa Laboratories, Inc.	1,156	97,058
Vishay Precision Group, Inc. (a)	5,334	87,798

		2,123,800

Scientific Instruments: Pollution Control – 0.3%
Ceco Environmental Corp.	8,902	138,782
Darling International, Inc. (a)	69,832	1,459,489
Heritage-Crystal Clean, Inc. (a)	3,911	76,773
Team, Inc. (a)	8,678	355,972
US Ecology, Inc.	9,133	447,060

		2,478,076

Securities Brokerage & Services – 0.3%
BGC Partners, Inc., Class A	73,670	548,105
FXCM, Inc.	19,349	289,461

See Notes to Financial Statements.

76	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Securities Brokerage & Services (concluded)
Gain Capital Holdings, Inc.	9,767	$76,866
GFI Group, Inc.	32,277	107,160
INTL. FCStone, Inc. (a)	6,377	127,030
Investment Technology Group, Inc. (a)	15,304	258,331
Ladenburg Thalmann Financial Services, Inc. (a)	41,865	131,875
MarketAxess Holdings, Inc.	15,959	862,744
SWS Group, Inc. (a)	12,308	89,602

		2,491,174

Semiconductors & Components – 2.8%
Aeroflex Holding Corp. (a)	8,439	88,610
Alpha & Omega Semiconductor Ltd. (a)	8,990	83,337
Amkor Technology, Inc. (a)	36,147	404,123
Applied Micro Circuits Corp. (a)	33,029	357,043
Audience, Inc. (a)	5,958	71,258
Cavium, Inc. (a)	22,374	1,111,093
Ceva, Inc. (a)	8,920	131,748
Cirrus Logic, Inc. (a)	26,313	598,358
Cypress Semiconductor Corp. (a)	66,862	729,464
Diodes, Inc. (a)	15,431	446,882
DSP Group, Inc. (a)	9,405	79,848
Entropic Communications, Inc. (a)	37,569	125,105
Exar Corp. (a)	16,717	188,902
Fairchild Semiconductor International, Inc. (a)	52,967	826,285
FormFactor, Inc. (a)	23,531	195,778
GT Advanced Technologies, Inc. (a)	57,777	1,074,652
Hittite Microwave Corp.	13,267	1,034,163
Inphi Corp. (a)	13,268	194,774
Integrated Device Technology, Inc. (a)	56,557	874,371
Integrated Silicon Solution, Inc. (a)	12,790	188,908
International Rectifier Corp. (a)	30,164	841,576
Intersil Corp., Class A	54,427	813,684
IXYS Corp.	10,355	127,574
Kopin Corp. (a)	27,880	90,889
Lattice Semiconductor Corp. (a)	49,882	411,527
M/A-COM Technology Solutions Holdings, Inc. (a)	5,052	113,569
MaxLinear, Inc., Class A (a)	11,658	117,396
Micrel, Inc.	18,884	213,012
Microsemi Corp. (a)	40,209	1,075,993
Monolithic Power Systems, Inc.	16,326	691,406
OmniVision Technologies, Inc. (a)	23,786	522,816
Pericom Semiconductor Corp. (a)	9,295	84,027
PLX Technology, Inc. (a)	17,073	110,462
PMC – Sierra, Inc. (a)	73,466	559,076
Power Integrations, Inc.	12,884	741,345
QuickLogic Corp. (a)	23,584	121,929
Rambus, Inc. (a)	48,161	688,702
RF Micro Devices, Inc. (a)	121,241	1,162,701
Rubicon Technology, Inc. (a)	11,240	98,350
Semtech Corp. (a)	28,511	745,563
Silicon Image, Inc. (a)	33,314	167,903
Silicon Laboratories, Inc. (a)	18,399	906,151
Spansion, Inc., Class A (a)	25,558	538,507
TriQuint Semiconductor, Inc. (a)	72,557	1,147,126
Vitesse Semiconductor Corp. (a)	20,251	69,866

		20,965,852

Semiconductors & Semiconductor Equipment – 0.1%
Ambarella, Inc. (a)(b)	12,217	380,926
Cascade Microtech, Inc. (a)	5,399	73,750
Xcerra Corp. (a)	20,494	186,496

		641,172

Shipping – 0.6%
Baltic Trading Ltd.	21,033	125,777
Frontline Ltd. (a)	28,697	83,795
GasLog Ltd.	17,850	569,237

Common Stocks	Shares	Value
Shipping (concluded)
Gulfmark Offshore, Inc., Class A	11,407	$515,368
International Shipholding Corp.	2,309	52,922
Knightsbridge Tankers Ltd.	14,218	201,753
Matson, Inc.	18,246	489,723
Navios Maritime Holdings, Inc.	33,636	340,396
Nordic American Tankers Ltd.	37,799	360,225
Safe Bulkers, Inc.	16,597	161,987
Scorpio Tankers, Inc.	84,718	861,582
Ship Finance International Ltd.	24,991	464,583
Teekay Tankers Ltd., Class A (b)	26,215	112,462
Ultrapetrol Bahamas Ltd. (a)	9,205	27,339
UTI Worldwide, Inc.	38,884	402,061

		4,769,210

Software – 0.6%
Castlight Health, Inc. (a)	5,608	85,242
Compuware Corp.	93,128	930,349
Comverse, Inc. (a)	9,565	255,194
Five9, Inc. (a)	5,079	36,569
FleetMatics Group PLC (a)	15,819	511,586
Fusion-io, Inc. (a)	45,920	518,896
Gigamon, Inc. (a)	10,309	197,314
Kofax Ltd. (a)	32,216	277,057
Model N, Inc. (a)	8,217	90,798
Park City Group, Inc. (a)	3,999	43,549
Paycom Software, Inc. (a)	2,740	39,977
Qualys, Inc. (a)	8,469	217,399
Rally Software Development Corp. (a)	10,720	116,741
The Rubicon Project, Inc. (a)	3,369	43,258
Trulia, Inc. (a)	15,654	741,686
Vringo, Inc. (a)(b)	30,292	103,599

		4,209,214

Specialty Retail – 3.2%
1-800-Flowers.com, Inc., Class A (a)	10,569	61,300
America’s Car-Mart, Inc. (a)	3,316	131,148
American Eagle Outfitters, Inc.	82,577	926,514
ANN, Inc. (a)	19,842	816,300
Asbury Automotive Group, Inc. (a)	12,972	891,695
Aéropostale, Inc. (a)	33,480	116,845
Barnes & Noble, Inc. (a)	17,394	396,409
bebe Stores, Inc.	13,554	41,340
Big 5 Sporting Goods Corp.	7,863	96,479
Blue Nile, Inc. (a)	5,190	145,320
Brown Shoe Co., Inc.	18,493	529,085
The Buckle, Inc. (b)	11,954	530,279
Build-A-Bear Workshop, Inc. (a)	5,229	69,859
Burlington Stores, Inc. (a)	12,139	386,749
The Cato Corp., Class A	11,597	358,347
The Children’s Place Retail Stores, Inc.	9,326	462,849
Christopher & Banks Corp. (a)	15,490	135,692
Citi Trends, Inc. (a)	6,542	140,391
Conn’s, Inc. (a)	11,755	580,579
The Container Store Group, Inc. (a)(b)	7,304	202,905
Destination Maternity Corp.	5,756	131,064
Destination XL Group, Inc. (a)	14,578	80,325
Express, Inc. (a)	35,815	609,929
The Finish Line, Inc., Class A	20,377	606,012
Five Below, Inc. (a)	23,035	919,327
Francesca’s Holdings Corp. (a)	18,042	265,939
FTD Cos., Inc. (a)	8,024	255,083
Genesco, Inc. (a)	10,140	832,798
Group 1 Automotive, Inc.	10,250	864,178
Guess?, Inc.	26,075	704,025
Haverty Furniture Cos., Inc.	8,566	215,264
hhgregg, Inc. (a)(b)	5,361	54,521
Hibbett Sports, Inc. (a)(b)	10,997	595,708

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	77

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
Lands’ End, Inc. (a)	6,955	$233,549
Lithia Motors, Inc., Class A	9,663	908,998
Lumber Liquidators Holdings, Inc. (a)	11,645	884,438
MarineMax, Inc. (a)	10,489	175,586
Mattress Firm Holding Corp. (a)	6,349	303,165
The Men’s Wearhouse, Inc.	20,299	1,132,684
Monro Muffler Brake, Inc.	13,360	710,618
New York & Co., Inc. (a)	12,562	46,354
Office Depot, Inc. (a)	226,710	1,289,980
Pacific Sunwear of California, Inc. (a)	20,883	49,702
The Pep Boys-Manny Moe & Jack (a)	22,629	259,328
Pier 1 Imports, Inc.	40,228	619,914
Regis Corp.	18,524	260,818
Restoration Hardware Holdings, Inc. (a)	13,208	1,229,004
RetailMeNot, Inc. (a)	13,073	347,873
Shoe Carnival, Inc.	6,401	132,181
Shutterfly, Inc. (a)	16,333	703,299
Sonic Automotive, Inc., Class A	16,868	450,038
Sportsman’s Warehouse Holdings, Inc. (a)	4,085	32,680
Stage Stores, Inc.	13,429	250,988
Stamps.com, Inc. (a)	6,029	203,117
Stein Mart, Inc.	11,741	163,083
Systemax, Inc. (a)	4,676	67,194
Tilly’s, Inc., Class A (a)	4,722	37,965
Vitamin Shoppe, Inc. (a)	13,078	562,616
Zumiez, Inc. (a)	8,809	243,040

		24,452,470

Steel – 0.2%
AK Steel Holding Corp. (a)	58,040	461,998
Carbonite, Inc. (a)	7,551	90,386
Handy & Harman Ltd. (a)	2,073	55,494
Olympic Steel, Inc.	3,840	95,040
Schnitzer Steel Industries, Inc., Class A	11,079	288,830
Shiloh Industries, Inc. (a)	3,516	64,905
Universal Stainless & Alloy Products, Inc. (a)	2,989	97,083

		1,153,736

Technology: Miscellaneous – 0.3%
Benchmark Electronics, Inc. (a)	22,797	580,868
CTS Corp.	14,284	267,111
Fabrinet (a)	14,889	306,713
Pendrell Corp. (a)	70,012	123,221
Plexus Corp. (a)	14,352	621,298

		1,899,211

Telecommunications Equipment – 0.2%
Applied Optoelectronics, Inc. (a)	6,336	146,995
CalAmp Corp. (a)	15,231	329,904
Clearfield, Inc. (a)	4,869	81,751
Inteliquent, Inc.	13,743	190,615
Oclaro, Inc. (a)	39,884	87,745
Tessco Technologies, Inc.	2,384	75,644
Ubiquiti Networks, Inc. (a)(b)	12,606	569,665
Vocera Communications, Inc. (a)	9,741	128,581

		1,610,900

Textile Products – 0.1%
Culp, Inc.	3,592	62,537
The Dixie Group, Inc. (a)	6,294	66,654
Interface, Inc.	28,182	530,949
Unifi, Inc. (a)	6,165	169,722

		829,862

Textiles Apparel & Shoes – 0.9%
Columbia Sportswear Co.	5,781	477,800
Crocs, Inc. (a)	37,060	557,012
G-III Apparel Group Ltd. (a)	7,548	616,370

Common Stocks	Shares	Value
Textiles Apparel & Shoes (concluded)
Iconix Brand Group, Inc. (a)	19,378	$832,091
Oxford Industries, Inc.	6,135	409,020
Perry Ellis International, Inc. (a)	5,104	89,014
Quiksilver, Inc. (a)	57,848	207,096
RG Barry Corp.	3,983	75,478
Sequential Brands Group, Inc. (a)	7,200	99,432
Skechers U.S.A., Inc., Class A (a)	16,538	755,786
Steven Madden Ltd. (a)	24,683	846,627
Tumi Holdings, Inc. (a)	21,555	433,902
Vera Bradley, Inc. (a)	9,257	202,450
Vince Holding Corp. (a)	4,724	172,993
Weyco Group, Inc.	2,708	74,226
Wolverine World Wide, Inc.	42,962	1,119,590

		6,968,887

Tobacco – 0.2%
22nd Century Group Inc. (a)	17,650	54,186
Alliance One International, Inc. (a)	38,341	95,852
Universal Corp.	9,874	546,526
Vector Group Ltd.	27,847	575,876

		1,272,440

Toys – 0.0%
JAKKS Pacific, Inc. (b)	7,831	60,612
LeapFrog Enterprises, Inc. (a)	27,957	205,484

		266,096

Transportation Miscellaneous – 0.4%
Echo Global Logistics, Inc. (a)	10,069	193,023
General Finance Corp. (a)	4,419	41,980
Hub Group, Inc., Class A (a)	15,552	783,821
Scorpio Bulkers, Inc. (a)	57,143	508,573
Textainer Group Holdings Ltd.	9,130	352,600
Wesco Aircraft Holdings, Inc. (a)	22,277	444,649
XPO Logistics, Inc. (a)	22,253	636,881

		2,961,527

Truckers – 0.7%
ArcBest Corp.	10,989	478,131
Celadon Group, Inc.	8,839	188,448
Forward Air Corp.	13,199	631,572
Heartland Express, Inc.	23,029	491,439
Knight Transportation, Inc.	25,332	602,142
Marten Transport Ltd.	10,062	224,886
PAM Transportation Services, Inc. (a)	1,289	36,041
Patriot Transportation Holding, Inc. (a)	2,793	97,671
Quality Distribution, Inc. (a)	11,529	171,321
Roadrunner Transportation Systems, Inc. (a)	11,822	332,198
Saia, Inc. (a)	10,443	458,761
Swift Transportation Co. (a)	36,109	911,030
Universal Truckload Services, Inc.	2,765	70,120
USA Truck, Inc. (a)	2,609	48,501
Werner Enterprises, Inc.	18,934	501,940
YRC Worldwide, Inc. (a)(b)	13,268	372,964

		5,617,165

Utilities: Electrical – 1.9%
ALLETE, Inc.	17,925	920,449
Atlantic Power Corp. (b)	51,213	209,973
Avista Corp.	25,483	854,190
Black Hills Corp.	18,875	1,158,736
Cleco Corp.	25,570	1,507,352
El Paso Electric Co.	17,059	685,942
The Empire District Electric Co.	18,254	468,763
IDACORP, Inc.	21,304	1,232,010
MGE Energy, Inc.	14,669	579,572
NorthWestern Corp.	16,550	863,745
NRG Yield, Inc., Class A	8,535	444,247

See Notes to Financial Statements.

78	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Utilities: Electrical (concluded)
Otter Tail Corp.	15,413	$466,860
Pattern Energy Group, Inc.	16,766	555,122
Pike Corp. (a)	11,341	101,615
PNM Resources, Inc.	33,731	989,330
Portland General Electric Co.	33,143	1,149,068
UIL Holdings Corp.	23,983	928,382
Unitil Corp.	5,845	197,736
UNS Energy Corp.	17,646	1,065,995

		14,379,087

Utilities: Gas Distributors – 0.9%
Chesapeake Utilities Corp.	4,084	291,312
The Laclede Group, Inc.	13,827	671,301
New Jersey Resources Corp.	17,844	1,019,963
Northwest Natural Gas Co.	11,451	539,915
Piedmont Natural Gas Co., Inc.	33,002	1,234,605
South Jersey Industries, Inc.	13,954	842,961
Southwest Gas Corp.	19,693	1,039,593
WGL Holdings, Inc.	21,954	946,217

		6,585,867

Utilities: Miscellaneous – 0.0%
Ormat Technologies, Inc.	7,524	216,917

Utilities: Telecommunications – 0.9%
8x8, Inc. (a)	37,648	304,196
Atlantic Tele-Network, Inc.	3,951	229,158
Boingo Wireless, Inc. (a)	9,879	67,473
Cbeyond, Inc. (a)	12,001	119,410
Cincinnati Bell, Inc. (a)	89,435	351,479
Cogent Communications Group, Inc.	19,685	680,117
Consolidated Communications Holdings, Inc.	16,951	376,990
Fairpoint Communications, Inc. (a)	8,780	122,657
General Communication, Inc., Class A (a)	15,162	167,995
Globalstar, Inc. (a)	116,071	493,302
GTT Communications, Inc. (a)	5,946	60,709
Hawaiian Telcom Holdco, Inc. (a)(b)	4,544	130,004
IDT Corp., Class B	7,016	122,219
inContact, Inc. (a)	25,755	236,688
Iridium Communications, Inc. (a)(b)	34,293	290,119
j2 Global, Inc.	20,114	1,022,998
Lumos Networks Corp.	8,053	116,527
magicJack VocalTec Ltd. (a)(b)	7,625	115,290
NeuStar, Inc., Class A (a)	9,676	251,769
NTELOS Holdings Corp.	7,244	90,260
ORBCOMM, Inc. (a)	18,710	123,299
Premiere Global Services, Inc. (a)	20,517	273,902
Shenandoah Telecommunications Co.	10,217	311,210
USA Mobility, Inc.	9,116	140,386
Vonage Holdings Corp. (a)	73,968	277,380
West Corp.	16,281	436,331

		6,911,868

Common Stocks	Shares	Value
Utilities: Water – 0.2%
American States Water Co.	16,449	$546,600
Artesian Resources Corp., Class A	3,179	71,464
California Water Service Group	20,267	490,462
Connecticut Water Service, Inc.	4,567	154,684
Middlesex Water Co.	6,713	142,181
SJW Corp.	6,667	181,343
York Water Co.	5,465	113,781

		1,700,515

Total Common Stocks – 98.7%		744,123,402

Other Interests (e) – 0.0%	Beneficial Interest (000)
Gerber Scientific, Inc.	$13	—

Rights – 0.0%	Shares
Utilities: Telecommunications – 0.0%
Leap Wireless, CVR (a)	28,200	71,064

Warrants (f) – 0.0%
Oil: Crude Producers – 0.0%
Magnum Hunter Resources Corp., (Issued 9/12/13, 1 Share for 1 Warrant, Expires 4/15/16, Strike Price $8.50)	7,791	—

Total Long-Term Investments (Cost – $467,695,654) – 98.7%		744,194,466

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(g)	8,533,148	8,533,148

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (c)(g)(h)	$16,991	16,991,002

Total Short-Term Securities (Cost – $25,524,150) – 3.4%		25,524,150

Total Investments (Cost – $493,219,804*) – 102.1%		769,718,616
Liabilities in Excess of Other Assets – (2.1)%		(15,881,573)

Net Assets – 100.0%		$753,837,043

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$511,269,396

Gross unrealized appreciation	$287,415,981
Gross unrealized depreciation	(28,966,761)

Net unrealized appreciation	$258,449,220

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	79

Schedule of Investments (continued)	Master Small Cap Index Series

(c)	Investments in issuers considered to be an affiliate of the Series during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Shares/Beneficial Interest Purchased	Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Loss
BlackRock Kelso Capital Corp.[1]	37,065	2,009	(39,074)	—	—	$17,111	$(620)
BlackRock Liquidity Funds, TempFund, Institutional Class	48,629,247	—	(40,096,099)[2]	8,533,148	$8,533,148	$3,223	—
BlackRock Liquidity Series, LLC, Money Market Series	$45,115,062	—	$(28,124,060)[2]	$16,991,002	$16,991,002	$640,564	—
PennyMac Financial Services, Inc.	5,912	—	—	5,912	$89,803	—	—
PennyMac Mortgage Investment Trust	28,588	2,868	—	31,456	$690,145	$38,554	—

[1]	No longer held by the Series as of report date.
[2]	Represents net shares/beneficial interest sold.
(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(g)	Represents the current yield as of report date.
(h)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
93	Russell 2000 Mini Index	ICE Futures U.S. Indices	September 2014	$11,069,790	$209,641

•

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[3]
Common Stocks	$744,123,402	—	—	$744,123,402
Rights	—	—	$71,064	71,064
Short-Term Securities	8,533,148	$16,991,002	—	25,524,150

Total	$752,656,550	$16,991,002	$71,064	$769,718,616

[3]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

80	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Schedule of Investments (concluded)	Master Small Cap Index Series

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Equity contracts	$209,641	—	—	$209,641

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Series may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$295,759	—	—	$295,759
Foreign currency at value	1,336	—	—	1,336
Liabilities:
Collateral on securities loaned at value	—	$(16,991,002)	—	(16,991,002)

Total	$297,095	$(16,991,002)	—	$(16,693,907)

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	81

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)	Master International Index Series	Master Small Cap Index Series
Assets
Investments at value – unaffiliated[1,2]	$1,081,885,587	$743,414,518
Investments at value – affiliated[3]	2,668,935	26,304,098
Cash	10,799	295,759
Cash pledged for financial futures contracts	1,376,000	—
Foreign currency at value[4]	22,024,440	1,336
Contributions receivable from investors	5,695,311	—
Dividends receivable	5,464,181	809,165
Investments sold receivable	86,558	94,891,376
Variation margin receivable on financial futures contracts	49,128	73,996
Securities lending income receivable – affiliated	3,347	118,703
Investment advisor receivable	—	1,944
Prepaid expenses	3,299	2,332

Total assets	1,119,267,585	865,913,227

Liabilities
Collateral on securities loaned at value	912,766	16,991,002
Variation margin payable on financial futures contracts	111,003	—
Investment advisory fees payable	8,938	—
Investments purchased payable	6,678	75,206,049
Directors’ fees payable	6,432	4,034
Other affiliates payable	2,039	1,487
Withdrawals payable to investors	—	19,739,478
Other accrued expenses payable	108,871	134,134

Total liabilities	1,156,727	112,076,184

Net Assets	$1,118,110,858	$753,837,043

Net Assets Consist of
Investors’ capital	$791,750,930	$477,128,582
Net unrealized appreciation/depreciation	326,359,928	276,708,461

Net Assets	$1,118,110,858	$753,837,043

[1] Investments at cost – unaffiliated	$755,875,418	$466,947,088
[2] Securities loaned at value	$870,113	$14,822,003
[3] Investments at cost – affiliated	$2,668,935	$26,272,716
[4] Foreign currency at cost	$21,844,762	$1,336

See Notes to Financial Statements.

82	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Statements of Operations

Six Months Ended June 30, 2014 (Unaudited)	Master International Index Series	Master Small Cap Index Series
Investment Income
Dividends – unaffiliated	$29,830,139	$4,704,491
Securities lending – affiliated – net	26,054	640,564
Dividends – affiliated	411	58,888
Foreign taxes withheld	(2,504,866)	(5,337)

Total income	27,351,738	5,398,606

Expenses
Accounting services	111,071	93,794
Custodian	64,604	118,205
Investment advisory	51,720	42,159
Professional	34,755	35,028
Directors	14,664	13,131
Printing	9,323	4,525
Miscellaneous	46,739	21,255

Total expenses	332,876	328,097
Less fees waived and/or reimbursed by Manager	(799)	(20,543)

Total expenses after fees waived and/or reimbursed	332,077	307,554

Net investment income	27,019,661	5,091,052

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(1,473,327)	34,127,331
Investments – affiliated	—	(620)
Financial futures contracts	1,125,257	1,816,385
Foreign currency transactions	65,577	40

	(282,493)	35,943,136

Net change in unrealized appreciation/depreciation on:
Investments	23,901,626	(17,381,276)
Financial futures contracts	(865,353)	(1,301,836)
Foreign currency translations	183,301	—

	23,219,574	(18,683,112)

Total realized and unrealized gain	22,937,081	17,260,024

Net Increase in Net Assets Resulting from Operations	$49,956,742	$22,351,076

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	83

Statements of Changes in Net Assets

	Master International Index Series
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$27,019,661	$26,032,478
Net realized loss	(282,493)	(8,862,796)
Net change in unrealized appreciation/depreciation	23,219,574	155,441,911

Net increase in net assets resulting from operations	49,956,742	172,611,593

Capital Transactions
Proceeds from contributions	165,486,526	274,848,943
Value of withdrawals	(110,146,419)	(192,790,156)

Net increase in net assets derived from capital transactions	55,340,107	82,058,787

Net Assets
Total increase in net assets	105,296,849	254,670,380
Beginning of period	1,012,814,009	758,143,629

End of period	$1,118,110,858	$1,012,814,009

	Master Small Cap Index Series
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$5,091,052	$10,262,296
Net realized gain	35,943,136	37,795,072
Net change in unrealized appreciation/depreciation	(18,683,112)	181,146,437

Net increase in net assets resulting from operations	22,351,076	229,203,805

Capital Transactions
Proceeds from contributions	103,208,731	223,976,607
Value of withdrawals	(231,121,044)	(175,553,424)

Net increase (decrease) in net assets derived from capital transactions	(127,912,313)	48,423,183

Net Assets
Total increase (decrease) in net assets	(105,561,237)	277,626,988
Beginning of period	859,398,280	581,771,292

End of period	$753,837,043	$859,398,280

See Notes to Financial Statements.

84	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Financial Highlights	Master International Index Series

	Six Months Ended June 30, 2014	Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
Total Investment Return
Total Investment Return	4.74%[1]	21.94%	19.01%	(12.34)%	7.66%	28.99%

Ratio to Average Net Assets
Total expenses	0.06%[2]	0.07%	0.06%	0.08%	0.11%	0.09%

Total expenses after fees waived and paid indirectly	0.06%[2]	0.07%	0.06%	0.08%	0.10%	0.09%

Net investment income	5.22%[2]	2.97%	3.36%	3.38%	2.73%	2.98%

Supplemental Data
Net assets, end of period (000)	$1,118,111	$1,012,814	$758,144	$855,781	$922,700	$749,280

Portfolio turnover	1%	8%	21%	6%	8%	30%

Master Small Cap Index Series

	Six Months Ended June 30, 2014	Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
Total Investment Return
Total investment return	3.16%[1]	39.11%	16.52%	(4.30)%	27.19%	27.37%

Ratios to Average Net Assets
Total expenses	0.08%[2,3]	0.07%	0.14%	0.09%	0.12%	0.09%

Total expenses after fees waived and/or reimbursed	0.07%[2,3]	0.06%	0.08%	0.07%	0.08%	0.07%

Net investment income	1.21%[2]	1.46%	2.13%	1.46%	1.27%	1.27%

Supplemental Data
Net assets, end of period (000)	$753,837	$859,398	$581,771	$529,054	$338,172	$229,637

Portfolio turnover	17%	22%	68%	31%	42%	43%

[1]	Aggregate total investment return.
[2]	Annualized.
[3]	Ratio does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.09%.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	85

Notes to Financial Statements (Unaudited)	Quantitative Master Series LLC

1. Organization:

Master International Index Series ( “Master International Index”) and Master Small Cap Index Series (“Master Small Cap Index”) (collectively, the “Series”, or individually, a “Series”) are a series of Quantitative Master Series LLC (the “Master LLC”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware limited liability company. Each Series is classified as diversified. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Series:

Valuation: U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Series values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

86	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Notes to Financial Statements (continued)	Quantitative Master Series LLC

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Series use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Series’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Series’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Series do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Series enters into certain investments (e.g., financial futures contracts and forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Series’ future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade date). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to a Series are charged to that Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Series may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Series may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	87

Notes to Financial Statements (continued)	Quantitative Master Series LLC

collateral received by the Series is required to have at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series on the next business day. During the term of the loan, the Series earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return the borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following tables are a summary of the Series’ securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Master International Index

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$87,172	$(87,172)	—
JP Morgan Clearing Corp.	55,252	(55,252)	—
Morgan Stanley & Co. LLC	727,689	(727,689)	—

Total	$870,113	$(870,113)	—

[1]

Collateral with a value of $912,766 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Master Small Cap Index

Counterparty	Securities Loaned at Value	Cash Collateral Received[2]	Net Amount
Barclays Capital, Inc.	$140,967	$(140,967)	—
BNP Paribas Prime Brokerage, Inc.	225,846	(225,846)	—
Citigroup Global Markets, Inc.	510,783	(510,783)	—
Credit Suisse Securities (USA) LLC	572,959	(572,959)	—
Deutsche Bank Securities, Inc.	339,830	(339,830)	—
Goldman Sachs & Co.	3,932,756	(3,932,756)	—
JP Morgan Clearing Corp.	3,112,196	(3,112,196)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,240,026	(1,240,026)	—
Morgan Stanley & Co. LLC	4,056,511	(4,056,511)	—
National Financial Services LLC	152,172	(152,172)	—
SG Americas Securities LLC	437,457	(437,457)	—
UBS Securities LLC	100,500	(100,500)	—

Total	$14,822,003	$(14,822,003)	—

[2]

Collateral with a value of $16,991,002 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Series could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Series engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to economically hedge their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

88	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Notes to Financial Statements (continued)	Quantitative Master Series LLC

Financial Futures Contracts: The Series purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Series are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Series agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Series as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Series record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Series enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Series’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
		Derivative Assets	Derivative Liabilities
	Statements of Assets and Liabilities Location	Master Small Cap Index	Master International Index
Equity contracts	Net unrealized appreciation/depreciation[1]	$209,641	$(106,638)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
	Master International Index	Master Small Cap Index	Master International Index	Master Small Cap Index
Equity contracts:
Financial futures contracts	$1,125,257	$1,816,385	$(865,353)	$(1,301,836)

For the six months ended June 30 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Master International Index	Master Small Cap Index
Financial futures contracts:
Average number of contracts purchased	353	171
Average notional value of contracts purchased	$24,504,259	$20,049,095

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Series’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Series.

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Notes to Financial Statements (continued)	Quantitative Master Series LLC

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements. The result would cause the Series to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the Series and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Series from its counterparties are not fully collateralized, contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. Likewise, to the extent a Series has delivered collateral as a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Series bears the risk of loss from a counterparty on the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Series do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business. The expense limitation as a percentage of average daily net assets is 0.12% for Master International Index and 0.08% for Master Small Cap Index.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. For the six months ended June 30, 2014, Master Small Cap Index waived $12,895, which is included in fees waived by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2014, the amounts waived for Master International Index and Master Small Cap Index were $799 and $7,648, respectively.

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Notes to Financial Statements (continued)	Quantitative Master Series LLC

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Master Portfolio, expired.

For the six months ended June 30, 2014, Master International Index and Master Small Cap Index reimbursed the Manager $4,980 and $4,075, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Series are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Series.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Series retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Series retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Series is shown as securities lending — affiliated – net in the Statements of Operations. For the six months ended June 30, 2014, each Series paid BIM the following amounts for securities lending agent services:

Master International Index	Master Small Cap Index
$7,919	$187,880

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Small Cap Index
Purchases	$10,074,002
Sales	$30,861,395

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were as follows:

	Master International Index	Master Small Cap Index
Purchases	$87,702,584	$141,414,944
Sales	$15,249,321	$237,470,902

7. Income Tax Information:

Income Taxes: The Series are classified as partnerships for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

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Notes to Financial Statements (concluded)	Quantitative Master Series LLC

8. Bank Borrowings:

The Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Series may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Series did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Series invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series have unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counter-parties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Series.
Master International Index invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedules of Investments for concentrations in specific countries.

Master International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master International Index’s investments.

As of June 30, 2014, Master Small Cap Index invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Master Small Cap Index and could affect the value, income and/or liquidity of positions in such securities.

As of June 30, 2014, the Series had the following industry classifications:

Master International Index

Industry	Percent of Long-Term Investments
Commercial Banks	13%
Pharmaceuticals	9%
Oil, Gas & Consumable Fuels	7%
Insurance	5%
Other[1]	66%

Master Small Cap Index

Industry	Percent of Long-Term Investments
Real Estate Investment Trusts	8%
Banks: Diversified	7%
Computer Services Software & Systems	6%
Other[1]	79%

[1]	All other industries held were less than 5% of long-term investments.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreements	Master International Index Series

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Quantitative Master Series LLC (the “Master LLC”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor, on behalf of Master International Index Series (the “Master Portfolio”), a series of the Master LLC. At the May Meeting, it was noted that the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC with respect to the Master Portfolio would expire effective July 1, 2014. It was also noted that the non-renewal of the Sub-Advisory Agreement would not result in any change in the nature or quality of services provided to the Master Portfolio, or in the portfolio management team that serves the Master Portfolio.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master LLC as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or under-performance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Master Portfolio operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense

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Disclosure of Investment Advisory Agreements (continued)	Master International Index Series

Peers”) and the investment performance of the representative feeder fund as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the representative feeder fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the representative feeder fund’s costs to investors compared to the costs of Expense Peers and the representative feeder fund’s performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the placement of Master Portfolio interests and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature,

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the representative feeder fund and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the representative feeder fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with,

94	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Disclosure of Investment Advisory Agreements (continued)	Master International Index Series

reports independently prepared by Lipper, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to other funds in its applicable Lipper category and the gross investment performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the representative feeder fund’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark, exceeded its benchmark and underperformed its benchmark, respectively. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the representative feeder fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual management fee rate compared with the other funds in the representative feeder fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual management fee rate, to those of other funds in the representative feeder fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the representative feeder fund’s total expense ratio ranked in the first and second quartiles, respectively, relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Master Portfolio’s total expenses as a percentage of the Master Portfolio’s average daily net assets.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive

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Disclosure of Investment Advisory Agreements (concluded)	Master International Index Series

from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

96	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Disclosure of Investment Advisory Agreements	Master Small Cap Index Series

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Quantitative Master Series LLC (the “Master LLC”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor, on behalf of Master Small Cap Index Series (the “Master Portfolio”), a series of the Master LLC. At the May Meeting, it was noted that the sub-advisory agreement (“the Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC with respect to the Master Portfolio would expire effective July 1, 2014. It was also noted that the non-renewal of the Sub-Advisory Agreement would not result in any change in the nature or quality of services provided to the Master Portfolio, or in the portfolio management team that serves the Master Portfolio.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master LLC as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or under-performance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Master Portfolio operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense

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Disclosure of Investment Advisory Agreements (continued)	Master Small Cap Index Series

Peers”) and the investment performance of the representative feeder fund as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the representative feeder fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the representative feeder fund’s costs to investors compared to the costs of Expense Peers and the representative feeder fund’s performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the placement of Master Portfolio interests and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature,

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the representative feeder fund and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the representative feeder fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with,

98	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Disclosure of Investment Advisory Agreements (continued)	Master Small Cap Index Series

reports independently prepared by Lipper, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to other funds in its applicable Lipper category and the gross investment performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the representative feeder fund’s gross performance (before expenses and fees), as agreed upon by the Board, was out of tolerance, within tolerance and out of tolerance of its benchmark, respectively. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the representative feeder fund. The Board and BlackRock reviewed and discussed the reasons for the representative feeder fund’s out of tolerance performance during the one- and five-year periods. The Board was informed that, among other things, the two factors which caused the representative feeder fund to exceed the benchmark, by an out of tolerance amount, in the one- and five-year periods were the result of securities lending and other income items not contained in the benchmark.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of the Master Portfolio/representative feeder fund and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers in seeking to improve the performance of the Master Portfolio/representative feeder fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual management fee rate compared with the other funds in the representative feeder fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual management fee rate, to those of other funds in the representative feeder fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s/representative feeder fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the representative feeder fund’s total expense ratio ranked in the first and second quartiles, respectively, relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Master Portfolio’s total expenses as a percentage of the Master Portfolio’s average daily net assets.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies and

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Disclosure of Investment Advisory Agreements (concluded)	Master Small Cap Index Series

whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

100	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

Dr. Matina S. Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor	Custodians	Transfer Agent	Legal Counsel	Address of the Funds
BlackRock Advisors, LLC Wilmington, DE 19809	JP Morgan Chase, N.A.[1] Brooklyn, NY 11245 State Street Bank and Trust Company[2] Boston, MA 02110	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Sidley Austin LLP New York, NY 10019	100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor	Accounting Agent	Distributor	Independent Registered Public Accounting Firm
BlackRock Investment Management, LLC Princeton, NJ 08540	State Street Bank and Trust Company Boston, MA 02110	BlackRock Investments, LLC New York, NY 10022	Deloitte & Touche LLP Boston, MA 02116

[1]	For International Index Fund.
[2]	For Small Cap Index Fund.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2014	101

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Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, each Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available in each Fund’s Statement of Additional Information, which may be obtained free of charge on www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Small Cap Index Fund, and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

SAR 6/14

American Beacon®
FUNDS

2014 SEMI-ANNUAL REPORT

JUNE 30, 2014

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in fixed-income securities entails interest rate risk, which is the risk that fixed-income securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. In a period of sustained deflation, the inflation-indexed securities may not pay any income and may suffer a loss. A security backed by the U.S. Treasury is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2014

Dear Shareholders,

For what appears to be a simple concept, inflation can be difficult to define. For instance, the U.S. Federal Reserve Bank has long set its target for inflation at 2%. Since the Federal Reserve’s monetary policies affect so much of our economy, it’s reasonable for investors to watch the measure of inflation known as “Personal Consumption Expenditures,” or PCE, which is the Federal Reserve’s preferred metric.

Treasury inflation-protected securities (“TIPS”), on the other hand, use the Labor Department’s preferred measure of inflation, the Consumer Price Index, to adjust their rates. CPI, also known as headline inflation, is simply a weighted average of prices of a basket of basic consumer goods and services. PCE, on the other hand, tries to adjust for the American consumer’s changing spending habits, rather than the price of a fixed basket of goods.

Between the two indexes, the CPI tends to show more inflation than the PCE. Between January 1995 and May 2013, the average rate of inflation was 2.4% when measured by CPI but just 2.0% when measured by PCE. Over the 12 months that ended in May of this year, the PCE index has risen by just 1.6%, while the more commonly used CPI has risen by 2.1%.

The Federal Reserve switched from CPI as its primary inflation measure prior to PCE in 2000. Some feel that it weighs how people spend their money more accurately, since consumers substitute some goods and services as their prices change. But CPI remains the more widely used measure. It’s also the measure that investors in the American Beacon Treasury Inflation Protected Securities Fund should keep an eye on.

For the six months ended June 30, 2014, the American Beacon Treasury Inflation Protected Securities Fund (Investor Class) returned 3.61%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

June 30, 2014 (Unaudited)

The Investor Class of the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”) returned 3.61% for the six months ended June 30, 2014, trailing the Barclays Capital 1-10 Year U.S. TIPS Index (the “Index”) return of 4.00%.

Total Returns for the Period ended 6/30/14

	6 Months*	1 Year	5 Years	10 Years
Institutional Class(1,7,8)	3.87%	3.37%	4.37%	4.28%
Y Class (1,2,7,8)	3.66%	2.97%	4.06%	4.13%
Investor Class(1,3,7,8)	3.61%	2.91%	3.96%	4.06%
A Class without sales load (1,4,7,8)	3.52%	2.62%	3.68%	3.92%
A Class with sales load (1,4,7,8)	-1.40%	-2.22%	2.68%	3.41%
C Class without sales load (1,5,7,8)	3.10%	1.78%	3.08%	3.61%
C Class with sales load (1,5,7,8)	2.10%	0.78%	3.08%	3.61%
Barclays Capital 1-10 Yr. U.S. TIPS Index(6)	4.00%	3.59%	4.46%	4.80%
Barclays Capital U.S. TIPS Index(6)	5.83%	4.44%	5.55%	5.25%

*	Not annualized

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.

3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04.

4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the
Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. The maximum sales charge for A Class is 4.75%.

5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. One cannot directly invest in an index.

7.	A portion of the fees charged to the Investor Class of the Fund was waived from its inception. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2005. A portion of the fees charged to the Y, A, and C Classes has been waived since 2011. Performance prior to waiving fees was lower than the actual returns shown.

8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.40%, 0.63%, 0.79%, 1.06%, and 1.79% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund produced positive absolute returns for the six-month time period, with March as the only month with a negative return during the period. Financial conditions reached near peak levels since the start of the financial crisis, as equity markets reached all-time highs, credit spreads tightened, and absolute yield levels declined during the period.

        From a yield curve positioning standpoint, the Fund’s relative underperformance stemmed from poor issue selection within the 3-4 year maturity range. The Fund benefited from overweighting the 8-9 year maturity range (up 6.8%) and from security selection within the 6-7 year maturity range.

From a duration perspective, a tactical short duration position in place during the second quarter detracted from the Fund’s relative performance.

2

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

June 30, 2014 (Unaudited)

The Fund remains focused on investing in TIPS to provide inflation protection and income to its shareholders.

Top Ten Holdings (% Net Assets)

U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2017	12.5
U.S. Treasury Inflation Index Security, 0.125%, Due 1/15/2022	11.5
U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2016	10.3
U.S. Treasury Inflation Index Security, 0.125%, Due 7/15/2022	9.5
U.S. Treasury Inflation Index Security, 1.25%, Due 7/15/2020	8.4
U.S. Treasury Inflation Index Security, 0.125%, Due 1/15/2023	6.6
U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2018	5.5
U.S. Treasury Inflation Index Security, 2.125%, Due 1/15/2019	4.7
U.S. Treasury Inflation Index Security, 0.375%, Due 7/15/2023	4.5
U.S. Treasury Inflation Index Security, 0.625%, Due 7/15/2021	3.1

Total Fund Holdings	23

Portfolio Statistics

Effective Maturity (years)	5.2
Effective Duration (years)	5.1
3-Year Standard Deviation	3.8

Security Type (% of Total Investments)

Treasury Inflation Protected Securities	99.6
Short-Term Investments	0.4

3

American Beacon Treasury Inflation Protected Securities FundSM

Fund Expenses

June 30, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your cost would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14
Institutional Class
Actual	$1,000.00	$1,038.69	$1.52
Hypothetical **	$1,000.00	$1,023.31	$1.51

Y Class
Actual	$1,000.00	$1,036.64	$3.08
Hypothetical **	$1,000.00	$1,021.77	$3.06

Investor Class
Actual	$1,000.00	$1,036.13	$3.48
Hypothetical **	$1,000.00	$1,021.37	$3.46

A Class
Actual	$1,000.00	$1,035.19	$5.05
Hypothetical **	$1,000.00	$1,019.84	$5.01

C Class
Actual	$1,000.00	$1,031.00	$9.01
Hypothetical **	$1,000.00	$1,015.92	$8.95

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.30%, 0.61%, 0.69%, 1.00%, and 1.79% for the Institutional, Y, Investor, A, and C Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

4

American Beacon Treasury Inflation Protected Securities Fund SM

Schedule of Investments

June 30, 2014 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. TREASURY OBLIGATIONS - 99.25%
0.50%, Due 4/15/2015A	$2,773	$2,813
1.875%, Due 7/15/2015A	6,531	6,783
2.00%, Due 1/15/2016A	5,786	6,101
0.125%, Due 4/15/2016A	23,879	24,505
2.50%, Due 7/15/2016A	4,368	4,740
0.125%, Due 4/15/2017A	28,753	29,742
1.625%, Due 1/15/2018A	2,648	2,888
0.125%, Due 4/15/2018A	12,629	13,045
1.375%, Due 7/15/2018A	4,161	4,546
2.125%, Due 1/15/2019A	10,069	11,340
0.125%, Due 4/15/2019A	7,066	7,276
1.875%, Due 7/15/2019A	5,229	5,886
1.375%, Due 1/15/2020A	5,141	5,639
1.25%, Due 7/15/2020A	18,299	20,053
1.125%, Due 1/15/2021A	3,999	4,331
0.625%, Due 7/15/2021A	6,941	7,312
0.125%, Due 1/15/2022A	27,293	27,474
0.125%, Due 7/15/2022A	22,477	22,629
0.125%, Due 1/15/2023A	15,738	15,684
0.375%, Due 7/15/2023A	10,568	10,773
0.625%, Due 1/15/2024A	391	405
2.375%, Due 1/15/2025A	1,427	1,729
2.375%, Due 1/15/2027A	1,070	1,313

Total U.S. Treasury Obligations (Cost $236,045)		237,007

	Shares
SHORT-TERM INVESTMENTS - 0.37% (Cost $891)
JPMorgan U.S. Government Money Market Fund, Capital Class	891,212	891

TOTAL INVESTMENTS - 99.62% (Cost $236,936)		237,898
OTHER ASSETS, NET OF LIABILITIES - 0.38%		896

TOTAL NET ASSETS - 100.00%		$238,794

Percentages are stated as a percent of net assets.

A	Inflation-Indexed Note.

See accompanying notes

5

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Assets and Liabilities

June 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair valueA	$237,898
Receivable for fund shares sold	416
Dividends and interest receivable	636
Receivable for expense reimbursement (Note 2)	19
Prepaid expenses	63

Total assets	239,032

Liabilities:
Payable for fund shares redeemed	125
Management and investment advisory fees payable	20
Administrative service and service fees payable	30
Transfer agent fees payable	10
Custody and fund accounting fees payable	5
Professional fees payable	22
Prospectus and shareholder reports fees payable	17
Trustee fees payable	5
Other liabilities	4

Total liabilities	238

Net assets	$238,794

Analysis of Net Assets:
Paid-in-capital	241,171
Undistributed net investment income	2,369
Accumulated net realized (loss)	(5,708)
Unrealized appreciation of investments	962

Net assets	$238,794

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	21,833,412

Y Class	55,521

Investor Class	266,025

A Class	67,364

C Class	22,828

Net assets (not in thousands):
Institutional Class	$234,426,665

Y Class	$596,823

Investor Class	$2,821,968

A Class	$713,350

C Class	$235,289

Net asset value, offering and redemption price per share:
Institutional Class	$10.74

Y Class	$10.75

Investor Class	$10.61

A Class	$10.59

A Class (offering price)	$11.12

C Class	$10.31

A Cost of investments in unaffiliated securities	$236,936

See accompanying notes

6

American Beacon Treasury Inflation Protected Securities Fund SM

Statement of Operations

For the Six Months ended June 30, 2014 (Unaudited) (in thousands)

Investment Income:
Interest income	$2,706

Total investment income	2,706

Expenses:
Management and investment advisory fees (Note 2)	125
Administrative service fees (Note 2):
Institutional Class	161
Y Class	1
Investor Class	5
A Class	2
C Class	1
Transfer agent fees:
Institutional Class	29
Investor Class	1
Custody and fund accounting fees	20
Professional fees	25
Registration fees and expenses	29
Service fees (Note 2):
Investor Class	4
A Class	1
Distribution fees (Note 2):
A Class	1
C Class	1
Prospectus and shareholder report expenses	20
Trustee fees	6
Other expenses	15

Total expenses	447

Net fees waived and expenses reimbursed (Note 2)	(110)

Net expenses	337

Net investment income	2,369

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments	(264)
Change in net unrealized appreciation of:
Investments	6,213

Net gain from investments	5,949

Net increase in net assets resulting from operations	$8,318

See accompanying notes

7

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Changes in Net Assets (in thousands)

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,369	$(528)
Net realized (loss) from investments	(264)	(5,176)
Change in net unrealized appreciation or (depreciation) from investments	6,213	(7,869)

Net increase (decrease) in net assets resulting from operations	8,318	(13,573)

Distributions to Shareholders:
Net investment income:
Institutional Class	—	—
Y Class	—	—
Investor Class	—	—
A Class	—	—
C Class	—	—

Net distributions to shareholders	—	—

Capital Share Transactions:
Proceeds from sales of shares	47,485	119,052
Reinvestment of dividends and distributions	—	—
Cost of shares redeemed	(24,601)	(121,698)

Net increase (decrease) in net assets from capital share transactions	22,884	(2,646)

Net increase (decrease) in net assets	31,202	(16,219)

Net Assets:
Beginning of period	207,592	223,811

End of Period *	$238,794	$207,592

*Includes undistributed net investment income (loss) of	$2,369	$(1)

See accompanying notes

8

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of twenty-eight Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund may be managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets. The Fund pays the unaffiliated investment advisors hired to direct investment activities of the Fund. Management fees paid during the six months ended June 30, 2014 were as follows (in thousands):

Management Fee Rate	Management Fee	Amounts Paid to Investment Sub-Advisors	Net Amount Retained by Manager
0.11%	$125	$70	$55

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.15% of the

9

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

average daily net assets of the Institutional Class, 0.30% of the average daily net assets of the Y and Investor Classes and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Trust, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

A separate Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Services Plan

The Manager and the Trust entered into a Service Plan which obligates the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Service fees for the Y and C Classes for the six months ended June 30, 2014 were less than $500.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the six months ended June 30, 2014, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse a portion of its Administrative Service fee for the Institutional Class and other expenses of the Y, Investor, A, and C Classes. Of these amounts $19,363 was receivable from the Manager at June 30, 2014. For the six months ended June 30, 2014, the Manager reimbursed expenses as follows:

	Expense Cap and Limits		Expiration of Reimbursements
Class	1/1/14 to 6/30/14	Reimbursed Expenses
Institutional	0.10%*	$107,110	2017
Y	0.61%	79	2017
Investor	0.69%	2,611	2017
A	1.00%	177	2017
C	1.78%	14	2017

*	The Manager has contractually agreed to reduce the Administrative Service Fees for the Institutional Class in an amount equal to 0.10% of the average daily net assets of the class through April 1, 2015.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only

10

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability, is $238,084, $246,503 and $207,574 which will expire in 2014, 2015, and 2016 respectively. The Fund has not recorded a liability for these potential reimbursements, due to the current assessment that reimbursements are unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the six months ended June 30, 2014, Foreside collected $696 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the six months ended June 30, 2014, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the six months ended June 30, 2014, there were no CDSC fees for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.

11

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all significant transfers between any levels to be disclosed. During the six months ended June 30, 2014, there were no transfers between levels. As of June 30, 2014, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$237,007	$—	$237,007
Short-Term Investments – Money Market Funds	891	—	—	891

Total Investments in Securities	$891	$237,007	$—	$237,898

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least semi-annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

12

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based up on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

U.S. Treasury Inflation Protected Securities

Treasury Inflation Protected securities (“TIPs”) are inflation-indexed bonds issued by the U.S. Treasury. The principal amount is adjusted daily to the rate of inflation. Interest is accrued based on the adjusted principal amount. The adjustments to the principal due to inflation are reflected as increases or decreases to interest income in the accompanying Statement of Operations, even though principal is not received until maturity. Such adjustments may have a significant impact on the Fund’s distributions.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Principal Risks

In the normal course of business the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or

13

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Offsetting Assets and Liabilities

The Fund is party to enforceable master netting agreements between brokers and counterparties, such as Master Repo Agreements which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. There was no offsetting activity on the Statement of Assets and Liabilities as of June 30, 2014.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
(unaudited)
Distributions paid from:
Ordinary income:*
Institutional Class	$—	$—
Y Class	—	—
Investor Class	—	—
A Class	—	—
C Class	—	—

Total distributions paid	$—	$—

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

As of June 30, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

14

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

Cost basis of investments for federal income tax purposes	$239,375
Unrealized appreciation	771
Unrealized depreciation	(2,248)

Net unrealized appreciation or (depreciation)	(1,477)

Undistributed ordinary income	2,369
Undistributed long-term gain or (loss)	(3,269)
Other temporary differences	—

Distributable earnings or (deficits)	$(2,377)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from rounding differences as of June 30, 2014 (in thousands):

Paid-in-capital	$—
Undistributed net investment income	—
Accumulated net realized gain (loss)	(1)
Unrealized appreciation or (depreciation) of investments	1

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2014, the Fund has $2,725 of short-term and $544 of long-term post enactment capital loss carryforwards (in thousands).

7. Investment Transactions

Purchases and proceeds from sales of investments for the six months ended June 30, 2014, excluding short-term investments, were $168,947 and $145,901, respectively (in thousands). These amounts also represent purchases and sales of U.S. Government securities.

8. Capital Share Transactions

The tables below summarize the activity in capital shares (dollars and shares in thousands):

For the Six Months Ended June 30, 2014

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,489	$47,242	5	$51	10	$100
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(2,128)	(22,335)	(10)	(103)	(173)	(1,796)

Net increase (decrease) in shares outstanding	2,361	$24,907	(5)	$(52)	(163)	$(1,696)

15

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2014 (Unaudited)

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	9	$91	—	$—
Reinvestment of dividends	—	—	—	—
Shares redeemed	(19)	(196)	(17)	(171)

Net (decrease) in shares outstanding	(10)	$(105)	(17)	$(171)

For the Year Ended December 31, 2013

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,712	$114,681	34	$373	311	$3,303
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(9,674)	(103,003)	(69)	(733)	(1,665)	(17,492)

Net increase (decrease) in shares outstanding	1,038	$11,678	(35)	$(360)	(1,354)	$(14,189)

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	53	$563	12	$132
Reinvestment of dividends	—	—	—	—
Shares redeemed	(43)	(458)	(1)	(12)

Net increase in shares outstanding	10	$105	11	$120

16

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17

American Beacon Treasury Inflation Protected Securities Fund SM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class									Y Class
	Six									Six
	Months									Months		Year
	Ended									Ended		Ended
	June 30,		Year Ended December 31,							June 30,		Dec. 31,
	2014		2013	2012		2011		2010	2009A	2014		2013
	(unaudited)									(unaudited)
Net asset value, beginning of period	$10.34		$10.97	$11.16		$10.51		$10.16	$9.20	$10.37		$11.03

Income from investment operations:
Net investment income (loss)	0.12		(0.02)	0.04		0.28		0.16	0.06	0.09		(0.07)
Net gains (losses) from investments (both realized and unrealized)	0.28		(0.61)	0.49		0.67		0.35	0.95	0.29		(0.59)

Total income (loss) from investment operations	0.40		(0.63)	0.53		0.95		0.51	1.01	0.38		(0.66)

Less distributions:
Dividends from net investment income	—		—	(0.07)		(0.29)		(0.16)	(0.05)	—		—
Distributions from net realized gains	—		—	(0.49)		—		—	—	—		—
Tax return of capital	—		—	(0.16	)B	(0.01	)B	—	—	—		—

Total distributions	—		—	(0.72)		(0.30)		(0.16)	(0.05)	—		—

Net asset value, end of period	$10.74		$10.34	$10.97		$11.16		$10.51	$10.16	$10.75		$10.37

Total return C	3.87	%D	(5.74)%	4.80%		9.14%		5.03%	11.00%	3.66	%D	(5.98)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$234,427		$201,381	$202,274		$206,864		$157,195	$155,833	$597		$627
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.40	%E	0.39%	0.37%		0.36%		0.35%	0.36%	0.64	%E	0.63%
Expenses, net of reimbursements	0.30	%E	0.30%	0.27%		0.26%		0.25%	0.26%	0.61	%E	0.61%
Net investment income (loss), before reimbursements	2.08	%E	(0.31)%	0.64%		2.24%		1.40%	0.59%	1.70	%E	(0.59)%
Net investment income (loss), net of reimbursements	2.18	%E	(0.21)%	0.74%		2.34%		1.50%	0.69%	1.72	%E	(0.57)%
Portfolio turnover rate	66	%D	252%	286%		381%		214%	180%	66	%D	252%

A	Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.
B	The tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
G	Portfolio turnover rate is for the period from January 1 through December 31, 2009.
H	Amounts less than $0.01 per share.

18

American Beacon Treasury Inflation Protected Securities Fund SM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class										A Class
						Six Months Ended June 30,										Six Months Ended June 30,
				March 1 to Dec. 31,										March 2 to Dec. 31,									May 17 to Dec. 31,

Year Ended December 31,								Year Ended December 31,										Year Ended December 31,
2012		2011		2010		2014		2013	2012		2011		2010	2009A		2014		2013	2012		2011		2010
						(unaudited)										(unaudited)
$11.24		$10.60		$10.25		$10.24		$10.90	$11.12		$10.48		$10.13	$9.25		$10.23		$10.93	$11.15		$10.54		$10.35

0.09		0.26		0.05		0.00		(0.13)	0.06		0.24		0.06	0.14		0.04		(0.07)	0.00	H	0.10		0.04
0.41		0.65		0.35		0.37		(0.53)	0.42		0.66		0.41	0.79		0.32		(0.63)	0.45		0.76		0.19

0.50		0.91		0.40		0.37		(0.66)	0.48		0.90		0.47	0.93		0.36		(0.70)	0.45		0.86		0.23

(0.06)		(0.26)		(0.05)		—		—	(0.05)		(0.25)		(0.12)	(0.05)		—		—	(0.02)		(0.24)		(0.04)
(0.49)		—		—		—		—	(0.49)		—		—	—		—		—	(0.49)		—		—
(0.16	)B	(0.01	)B	—		—		—	(0.16	)B	(0.01	)B	—	—		—		—	(0.16	)B	(0.01	)B	—

(0.71)		(0.27)		(0.05)		—		—	(0.70)		(0.26)		(0.12)	(0.05)		—		—	(0.67)		(0.25)		(0.04)

$11.03		$11.24		$10.60		$10.61		$10.24	$10.90		$11.12		$10.48	$10.13		$10.59		$10.23	$10.93		$11.15		$10.54

4.42%		8.66%		3.89	%D	3.61	%D	(6.06)%	4.32%		8.67%		4.62%	10.05	%D	3.52	%D	(6.40)%	4.07%		8.17%		2.23	%D

$1,051		$501		$365		$2,822		$4,395	$19,438		$19,920		$15,262	$5,868		$713		$793	$741		$855		$155

0.62%		1.04%		0.60	%E	0.85	%E	0.79%	0.77%		0.77%		0.75%	0.81	%E	1.05	%E	1.06%	1.07%		1.32%		0.99	%E
0.61%		0.63%		0.60	%E	0.69	%E	0.69%	0.69%		0.68%		0.64%	0.65	%E	1.00	%E	1.00%	1.01%		1.03%		0.99	%E
0.81%		1.80%		0.85	%E	1.01	%E	(0.66)%	0.44%		2.24%		1.06%	3.04	%E	1.31	%E	(0.93)%	0.07%		0.88%		0.55	%E
0.82%		2.21%		0.85	%E	1.17	%E	(0.56)%	0.53%		2.32%		1.17%	3.20	%E	1.36	%E	(0.86)%	0.13%		1.17%		0.55	%E
286%		381%		214	%F	66	%D	252%	286%		381%		214%	180	%G	66	%D	252%	286%		381%		214	%F

19

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six
	Months							Sept. 1
	Ended							to
	June 30,		Year Ended December 31,					Dec. 31,
	2014		2013	2012		2011		2010
	(unaudited)
Net asset value, beginning of period	$10.00		$10.77	$11.06		$10.46		$10.38

Income from investment operations:
Net investment income (loss)	(0.15)		(0.15)	(0.05)		0.13		0.00	H
Net gains (losses) from investments (both realized and unrealized)	0.46		(0.62)	0.41		0.65		0.08

Total income (loss) from investment operations	0.31		(0.77)	0.36		0.78		0.08

Less distributions:
Dividends from net investment income	—		—	—		(0.17)		—
Distributions from net realized gains	—		—	(0.49)		—		—
Tax return of capital	—		—	(0.16	)B	(0.01	)B	—

Total distributions	—		—	(0.65)		(0.18)		—

Net asset value, end of period	$10.31		$10.00	$10.77		$11.06		$10.46

Total returnC	3.10	%D	(7.15)%	3.26%		7.47%		0.77	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$235		$396	$307		$266		$153
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.80	%E	1.79%	1.79%		2.62%		1.77	%E
Expenses, net of reimbursements	1.79	%E	1.78%	1.77%		1.79%		1.77	%E
Net investment income (loss), before reimbursements	0.44	%E	(1.71%	(0.61)%		0.25%		(0.05	)%E
Net investment income (loss), net of reimbursements	0.45	%E	(1.69%	(0.59)%		1.08%		(0.05	)%E
Portfolio turnover rate	66	%D	252%	286%		381%		214	%F

A	Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.
B	The tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
G	Portfolio turnover rate is for the period from January 1 through December 31, 2009.
H	Amounts less than $0.01 per share.

20

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of

21

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of

22

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

                The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds in the Beacon Trust, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Treasury Inflation Protected Securities Fund

In considering the renewal of the Management Agreement for the American Beacon Treasury Inflation Protected Securities Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

23

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	4th Quintile
Compared to Lipper Performance Group	5th Quintile

(1) The Fund was designed by the Manager for a particular client to provide inflation protection while limiting exposure to other risk factors and is currently structured such that it only invests in Treasury Inflation Protection Securities (“TIPS”) and is benchmarked against the Barclays Capital 1-10 Year U.S. TIPS index to reduce sensitivity to changes in real interest rates; (2) the Manager’s representation, and data provided to the Trustees, that the peer universe funds generally have longer duration portfolios and invest in TIPS, nominal Treasuries and foreign inflation-linked bonds which results in a higher standard deviation for the peer universe and thus the Fund’s performance relative to its benchmark index may be a more appropriate comparison; and (3) the Fund underperformed its benchmark index after expenses annualized for the five-year period ended March 31, 2014.

In considering the renewal of the Investment Advisory Agreement with NISA Investment Advisors LLC (“NISA”) and Standish Mellon Asset Management LLC (“Standish”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

NISA	5 years	4th Quintile
Standish*	3 years	4th Quintile
* Standish does not yet have a 5-year performance record.

(1) The Manager’s explanation that NISA’s and Standish’s underperformance was due in part to their focus on shorter duration TIPS; (2) NISA outperformed its applicable benchmark index for the five-year period ended March 31, 2014; (3) Standish outperformed its applicable benchmark index for the three-year period ended March 31, 2014; (4) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (5) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Treasury Inflation Protected Securities Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Treasury Inflation Protected Securities Fund.

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25

Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com, approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

SAR 6/14

ITEM 2.	CODE OF ETHICS.

The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the “Code”) nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date:	September 5, 2014

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date:	September 5, 2014